United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds
(Exact name of registrant as specified in charter)

P.O. Box 483
Goshen, IN 46527
 (Address of principal executive offices) (Zip code)

Anthony Zacharski, Dechert LLP
200 Clarendon Street, 27th Floor
Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 977-2947

Date of fiscal year end: 12/31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

Praxis Mutual Funds	Class A	Class I
Intermediate Income Fund	MIIAX	MIIIX
Core Stock Fund	MMPAX	MMCSX
International Fund	MPIAX	MPIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Table of Contents

Message from the President	4

Stewardship investing report	6

Praxis Intermediate Income Fund
Portfolio managers’ letter	8
Performance review	9
Schedule of portfolio investments	10

Praxis Core Stock Fund
Portfolio managers’ letter	15
Performance review	16
Schedule of portfolio investments	17

Praxis International Fund
Portfolio manager’s letter	19
Performance review	22
Schedule of portfolio investments	23

Praxis International Index Fund
Portfolio managers’ letter	26
Performance review	27
Schedule of portfolio investments	28

Praxis Value Index Fund
Portfolio manager’s letter	37
Performance review	38
Schedule of portfolio investments	39

Praxis Growth Index Fund
Portfolio manager’s letter	43
Performance review	44
Schedule of portfolio investments	45

Praxis Small Cap Fund
Portfolio manager’s letter	49
Performance review	50
Schedule of portfolio investments	51

Table of Contents (continued)

Praxis Genesis Conservative Portfolio
Portfolio manager’s letter	53
Performance review	54
Schedule of portfolio investments	55

Praxis Genesis Balanced Portfolio
Portfolio manager’s letter	53
Performance review	56
Schedule of portfolio investments	57

Praxis Genesis Growth Portfolio
Portfolio manager’s letter	53
Performance review	58
Schedule of portfolio investments	59

Financial Statements
Statements of Assets and Liabilities	60
Statements of Operations	63
Statements of Changes in Net Assets	66
Financial Highlights	69

Notes to Financial Statements	79

Report of Independent Registered Public Accounting Firm	94

Additional Fund Information (unaudited)	95

Management of the Trust (unaudited)	105

Message from the President

Dear Praxis shareholder:

While the U.S. economy seems to show signs of improvement, the constant volatility in the equities market and historically low interest rates made it very difficult for investors to feel confident about the future. If the past is any predictor of the future, at least in the short-term, there is little to assure us that volatility won’t be with us into the coming year.

Domestic equities, as measured by the Standard & Poor’s 500 Index, rose by 2.11 percent for the one year period ending December 31, 2011, following a gain of 15.09 percent for the prior year. The Praxis Core Stock Fund Class A Shares (without load) underperformed its benchmark and fell by -3.89 percent. Over the same period, the Class A Shares (without load) of the Praxis Value Index Fund fell by -3.58 percent and the Praxis Growth Index Fund (without load) rose by 1.12 percent. The Class A Shares (without load) of the Praxis Small Cap Fund rose by 5.63 percent and outperformed its benchmark, the Russell 2000, which fell by -4.18 percent. The developed international markets equity benchmark MSCI EAFE Index fell by -12.14 percent for the one-year period ending December 31, 2011. The Praxis International Fund Class A Shares (without load) underperformed its benchmark over the one year period and fell by -15.54 percent. A broader measure of international equity markets, the MSCI ACWI ex-US Index, which also includes emerging markets, fell -13,71 percent for the one-year period ending December 31, 2011. The Praxis International Index Fund Class A Shares (without load), which commenced operations on December 31, 2010, fell by -16.54 percent during 2011.

The Class A Shares of the Praxis Intermediate Income Fund (without load) posted a gain of 6.43 percent for the year ending December 31, 2011. While strong in absolute terms, the Fund’s performance lagged that of the Barclays Capital U.S. Aggregate Bond Index which rose 7.84 percent in 2011. The three-year annualized returns for Class A Shares (with load) of the Fund were 6.36 percent and five-year annualized returns were 5.59 percent.

We continue to be encouraged by the performance of the Praxis Genesis Portfolios, which we launched in 2010. These Portfolios utilize a “fund of funds” strategy that invests in a combination of other Praxis Mutual Funds rather than directly investing in individual stocks, bonds, or other securities. We currently offer three portfolios: The Conservative Portfolio (without load) returned 2.88 percent, the Balanced Portfolio (without load) returned -0.21 percent, and the Growth Portfolio (without load) returned -2.24 percent.

In 2011, our fund family changed its name to Praxis Mutual Funds. Formerly MMA Praxis Mutual Funds, the “MMA” portion of our name was eliminated to more closely conform to the name of the Praxis Mutual Funds’ adviser, Everence Capital Management. (The fund adviser changed its name from MMA Capital Management in November 2010 because its parent company changed its identity to Everence from MMA.)

Because shareholder advocacy is an important aspect of our stewardship investing philosophy and practice, Praxis has created a new outlet for your voice to be heard. Cell phones and other devices depend on minerals like tin, tantalum, tungsten and gold to work. Some of these minerals are mined in areas where adults and children are violently forced to work in the mines. You can encourage your cell phone provider to take notice and provide conflict-free phones, via an online email submission form available at www.praxismutualfunds.com. Additional information regarding this campaign can also be found in the stewardship investing report.

On the following pages, you will find portfolio managers’ letters and performance review for each of the Praxis Mutual Funds, as well as an update on our stewardship investing activities. The work we do on your behalf in company screening, shareholder advocacy and community development are reminders that you can have significant impact by the way you invest your dollars. I encourage you to read these letters for further expansion and explanation of factors that impacted performance and perspective on 2011.

Message from the President (continued)

Thank you for being an investor with Praxis Mutual Funds. We are committed to helping you integrate your investments with the values important to you. As always, we strive to be responsible stewards of the resources entrusted to us, and we are grateful for your support.

Sincerely,

David C. Gautsche
President

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors Inc.

The views expressed are those of the President of the Praxis Mutual Funds as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

Praxis stewardship investing report	Annual report to shareholders

Praxis Mutual Funds engages a wide range of companies on a number of critical environmental, social and governance issues. Many of the efforts in 2011 focused on issues related to the scourge of modern slavery (human trafficking) and concerns of food and water safety and security.

Calling for conflict-free cell phones
In the Democratic Republic of Congo, miners – including children – are forced to work through the use of rape and violence. The reason for the oppression: the extraction of minerals (particularly tin, tantalum, tungsten and gold) essential in the manufacturing of our most common electronic devices, including cell phones. Sales of these so-called “conflict minerals” fuel the violence and instability in the country and region.

In November, Praxis launched a major campaign to encourage cellular service providers (namely, Verizon1, AT&T2, Sprint/Nextel3, T-Mobile4) to be an active and leading part of the effort to make conflict-free cell phones a reality. Individuals can visit www.everence.com/conflictminerals to send a message directly to their cellular service provider, encouraging them to be involved in finding solutions. The Web page also has educational information, a photo slideshow of conflict mineral mining, and links to more educational resources.

Praxis will begin dialogues with these companies in early 2012, to explore just how they can use their unique influence to help change the conflict mineral trade.

Wyndham signs anti-trafficking code
Wyndham Worldwide Corporation5 is the latest major hotel chain to take a stand against the commercial sexual exploitation of children by signing the Tourism Child-Protection Code of Conduct (“The Code”). Wyndham agreed to sign The Code after extended dialogue with members of the Interfaith Center on Corporate Responsibility, including Praxis Mutual Funds.

The Code, an industry-driven responsible tourism initiative in collaboration with ECPAT International, specifically focuses on the protection of children from sexual exploitation in the travel and tourism industries. While The Code has been signed by more than 1,000 travel industry members worldwide, Wyndham, one of the world’s largest hospitality companies, is only the fifth U.S. company to sign.

As a subscriber to The Code, Wyndham will implement policies that condemn child trafficking and provide training to help their employees identify and report trafficking activities. Wyndham will also raise awareness among its business partners and customers by including information about the issue and The Code through its website and meetings, and by annually reporting on its progress.

ConocoPhillips expands its human rights statement
The ConocoPhillips6 board has approved an addition to its human rights position statement, and now officially references the rights of indigenous peoples.

Praxis and other socially-concerned investors have been in conversation with ConocoPhillips for several years, focused primarily on the oil company’s operations in the Amazon rainforest. Indigenous groups in the Amazon can be negatively affected by resource development, including oil extraction, though they have no documented claim to their historic land and are not necessarily recognized by the nation-state in which their territory lies. By recognizing the rights of indigenous peoples, ConocoPhillips is required to take into consideration the engagement and consent of such communities in areas of operation.

ConocoPhillips states, “The Company’s approach to engagement with indigenous communities, in locations where they are an important stakeholder group for our operations, is consistent with the principles of the International Labour Organization Convention 169, concerning Indigenous and Tribal Peoples, and the United Nations Declaration on the Rights of Indigenous Peoples.”

Ending child labor in the cocoa trade
In West Africa, tens of thousands of children are forced to work on cocoa plantations – particularly in Ghana and the Ivory Coast, the world’s top two cocoa exporting nations. Many of these children are smuggled in from extremely poor countries such as Mali and Burkina Faso. Since most cocoa beans come from hundreds of thousands of small farms and pass through three or more companies before reaching the major confectioners, documenting labor abuses and certifying ethical farms is difficult.

Social investors are working with the world’s largest chocolate companies to establish industry-wide solutions to the problem of forced labor and low pay on cocoa farms. Since 2009, Praxis Mutual Funds has been meeting with The Hershey Company7 to discuss its cocoa bean sourcing – specifically, how Hershey can encourage equitable pay for farmers and fair labor standards for workers.

Recently, with other socially concerned investors, Praxis organized an investor call with staff from CocoaLink, a new Hershey program meant to provide pertinent information and child labor awareness to Ghanian farmers through a cell phone network.

Praxis stewardship investing report, continued	Annual report to shareholders

After several months of communication, Kraft Foods8 – the world’s largest chocolate manufacturer – has agreed to a meeting with shareholders on these issues in January 2012.

Moving toward restoration
Praxis Mutual Funds, in partnership with Christian Brothers Investment Services, has lead engagement efforts with BP9 since the days immediately following the Gulf Oil spill in April 2010. Dialogue with company officials has not only focused on the restoration of the Gulf Coast environment and economy from the damage of 4.9 million barrels of spilled crude oil, but also on the restoration of the company’s reputation for operational safety and community “license to operate” in the U.S. and around the world.

Shareholders met twice in 2011 with BP senior executives. In May, a meeting with Mark Bly, BP executive vice president of safety and operational risk, and Bernard Looney, BP executive vice president of oil development, focused on progress in implementing the Bly Report – a new safety management program to address failings leading to the 2010 spill.

In October, the shareholder coalition met with Carl-Henrik Svanberg, BP chairman, along with Bly and Looney, for a review of progress in the Bly Report’s implementation and discussion of BP’s strategy on expanding its work with emerging markets and high-risk development projects. Shareholders were also able to pursue a number of governance concerns related to the board’s composition and oversight of safety and risk functions.

Strengthening consumer financial protection through the CFPB
Over seven years ago, Praxis Mutual Funds helped lead shareholder engagement of the credit card industry around increasingly abusive practices. These practices were contributing factors in the economic collapse in 2007, and were addressed in the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010. This legislation also established the Consumer Financial Protection Bureau, which combines disparate regulatory functions and adds new authority. It focuses on educating consumers, clarifying regulations, restricting abusive practices, enforcement and monitoring.

Praxis was an invited participant in a recent social investor roundtable with CFPB senior staff. The goal of the Bureau is to help the consumer finance marketplace work smoothly and equitably for both consumers and financial service providers. The CFPB also combines regulatory functions from seven different agencies to provide education and engagement, consumer response, research and rule-writing, supervision and enforcement functions. Investor participants were impressed at the level of the engagement and commitment of staff to many of the issues and values we’ve addressed over the years.

Mark Regier
Director of Stewardship Investing

1As of Dec. 31, 2011, the Praxis Intermediate Income Fund had invested 0.2 percent of its assets and the Praxis Value Index Fund had invested 2.48 percent of its assets in Verizon.
 2As of Dec. 31, 2011, the Praxis Intermediate Income Fund had invested 0.53 percent of its assets and the Praxis Value Index Fund had invested 3.78 percent of its assets in AT&T.
3As of Dec. 31, 2011, the Praxis Value Index Fund had invested 0.17 percent of its assets in Sprint/Nextel.
4As of Dec. 31, 2011, the Praxis International Index Fund had invested 0.3 percent of its assets in Deutsche Telekom (which owns T-Mobile).
5As of Dec. 31, 2011, the Praxis Value Index Fund had invested 0.18 percent of its assets in Wyndham.
6As of Dec. 31, 2011, the Praxis Intermediate Income Fund had invested 0.45 percent of its assets and the Praxis Value Index Fund had invested 2.22 percent of its assets in ConocoPhillips.
7As of Dec. 31, 2011, the Praxis Growth Index Fund had invested 0.25 percent of its assets in The Hershey Company.
8As of Dec. 31, 2011, the Praxis Core Stock Fund had invested 2.19 percent of its assets and the Praxis Value Index Fund had invested 1.36 percent of its assets in Kraft Foods.
9As of Dec. 31, 2011, the Praxis International Fund had invested 1.32 percent of its assets and the Praxis International Index Fund had invested 1.14 percent of its assets in BP.

Fund holdings are subject to change. To obtain holdings as of the most previous quarter, please visit www.praxismutualfunds.com.

The views expressed are those of the Director of Stewardship Investing as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio Managers’ letter (unaudited)

For the full year the Praxis Intermediate Income Fund’s Class A Shares (without load) return was 6.43 percent versus the Barclays Aggregate U.S. Bond Index, which generated a return of 7.84 percent.

The main reasons for the Fund’s underperformance versus its benchmark during the period were falling interest rates and the relative strength of U.S. Treasury bonds. Interest rates declined far more than we expected, and especially so with the August announcement by the Federal Reserve that it planned to keep the federal funds rate at “exceptionally low levels” through mid-2013. We were also somewhat surprised that interest rates fell after U.S. Treasuries were downgraded by Standard & Poor’s from AAA to AA+.

The portfolio began the year with an effective duration that was less than the benchmark and as interest rates fell further during the year, we continued to reduce the effective duration of the portfolio. Through the end of period, interest rates had not reversed and moved higher, which hurt the Fund’s relative performance in the second half of the year. The rally in Treasuries due to market concerns about the Euro also detracted from relative performance. Given the Fund’s mandate to not own U.S. Treasury securities, we expect performance to lag during periods when a flight to safety like this occurs.

Outlook
As we turn to 2012, our expectations for the U.S. economy and the outlook for interest rates are extraordinarily uncertain. The primary source of the uncertainty is Europe, where an increasingly dysfunctional currency (the Euro) and the political environment are driving the regional economy into a recession. If that was the end of the story, we would make a few adjustments and move on. But, the reality is that the European banking system is in very bad shape and the risk of a 2008-style financial meltdown is not out of the question. The dysfunction of the Eurozone is putting the global economic system in jeopardy. As a result, we expect to build in at least some hedges against the uncertainties that are present.

If it weren’t for the problems in Europe, the prospects for the U.S. would be roughly equivalent to 2011. We expect growth to remain weak, thanks to the drag from housing, and interest rates are likely to remain low. Heading into an election year, we expect little movement on policy issues since there is a standoff in Washington with regard to just about everything.

With the uncertainty about Europe, U.S. interest rates could go even lower if nothing is done about the situation. At a minimum, this will keep us cautious for a while. Even so, the market has priced in a lot of risk with corporate spreads at roughly the same levels that we saw back in the early 2000s in the wake of the Enron debacle. This suggests there still is some room for attractive returns in parts of the bond market that have more risk than Treasuries.

From a longer-term perspective, the yields in today’s market are very low. The Barclays Aggregate Index has a yield to maturity of only 2.33 percent and the 10-year U.S. Treasury note ended 2011 at a yield of 1.88 percent. To put things into perspective, Japan’s 10-year bond yields around 0.98 percent and the Swiss 10-year bond yields 0.74 percent, so U.S. Treasury rates can conceivably still go lower. On the other hand, an increase in perceived credit risk could counter this impulse and push yields higher. A good example is French 10-year government bonds, whose yields have widened 0.90 percent relative to the current U.S. Treasury 10-year note since July 4. This has largely been due to rising concerns about a credit downgrade for French government bonds. While investors greeted the downgrade of U.S. Treasury bonds in the summer by increasing their buying, it is not inconceivable that investors could also react to the increasing indebtedness of the U.S. Treasury by demanding higher yields.

Delmar King
Praxis Intermediate Income Fund Co-Portfolio Manager

Benjamin J. Bailey, CFA®
Praxis Intermediate Income Fund Co-Portfolio Manager

The views expressed are those of the portfolio managers as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund
Performance Review

Growth of $10,000 investment from 12/30/01 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/01 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Intermediate Income
Class A (Without Load)		6.43%	7.71%	6.41%	5.38%	1.17%	0.99%
Class A *		2.41%	6.36%	5.59%	4.97%
Class I **	5/1/06	6.98%	8.11%	6.75%	5.55%	0.59%	0.59%
Barclays Capital Aggregate Bond Index1		7.84%	6.77%	6.50%	5.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*           The total return figures shown reflect the maximum sales charge applicable to Class A.
**        Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.
***      Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1           Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Intermediate Income Fund	December 31, 2011

	PRINCIPAL	FAIR
	AMOUNT	VALUE
ASSET BACKED SECURITIES—1.5%
Cabela’s Master Credit Card Trust, 0.88%,
6/17/19+(a)	$1,000,000	$1,006,217
GTP Acquisition Partners I LLC, 4.35%,
6/15/16(a)	800,000	796,595
Hyundai Auto Receivables Trust, 1.65%,
2/15/17	1,000,000	1,015,342
SBA Tower Trust, 4.25%, 4/15/15(a)	750,000	771,025
Trip Rail Master Funding LLC, 2.78%,
7/15/41+(a)	950,973	950,961
TOTAL ASSET BACKED SECURITIES		4,540,140

COLLATERALIZED MORTGAGE OBLIGATION—0.0%**
JPMorgan Mortgage Trust, 4.50%, 9/25/34	50,839	50,908

COMMERCIAL MORTGAGE BACKED SECURITIES—6.3%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., 5.12%, 7/11/43	193,070	194,136
Bear Stearns Commercial Mortgage Securities,
4.52%, 11/11/41	19,643	19,644
Bear Stearns Commercial Mortgage Securities,
4.67%, 6/11/41	1,000,000	1,075,666
Bear Stearns Commercial Mortgage Securities,
4.95%, 2/11/41	103,984	103,974
Bear Stearns Commercial Mortgage Securities,
5.12%, 2/11/41+	1,000,000	1,083,584
Bear Stearns Commercial Mortgage Securities,
5.13%, 10/12/42+	605,540	605,306
Bear Stearns Commercial Mortgage Securities,
5.54%, 9/11/41	2,000,000	2,226,614
Bear Stearns Commercial Mortgage Securities,
5.61%, 6/11/50	899,864	930,766
Bear Stearns Commercial Mortgage Securities,
5.74%, 9/11/42+	1,000,000	1,150,417
CS First Boston Mortgage Securities Corp.,
5.12%, 8/15/38+	622,602	626,815
DBUBS Mortgage Trust, 3.74%, 11/10/46(a)	736,990	771,896
JPMorgan Chase Commercial Mortgage
Securities Corp., 4.63%, 3/15/46	262,694	265,932
JPMorgan Chase Commercial Mortgage
Securities Corp., 4.90%, 10/15/42	1,000,000	1,008,558
JPMorgan Chase Commercial Mortgage
Securities Corp., 4.92%, 10/15/42+	1,000,000	1,087,120
JPMorgan Chase Commercial Mortgage
Securities Corp., 5.13%, 5/15/47	529,174	545,810
JPMorgan Chase Commercial Mortgage
Securities Corp., 5.17%, 8/12/40+	772,647	789,251
JPMorgan Chase Commercial Mortgage
Securities Corp., 5.40%, 5/15/45	2,000,000	2,203,416
LB-UBS Commercial Mortgage Trust,
4.65%, 7/15/30	140,245	140,858
Morgan Stanley Capital I, 3.88%, 9/15/47(a)	1,000,000	1,050,826
Morgan Stanley Capital I, 4.83%, 6/12/47	278,238	278,101
Morgan Stanley Capital I, 5.01%, 1/14/42	202,657	202,858
Morgan Stanley Capital I, 5.86%, 10/15/42+	281,463	289,467
Morgan Stanley Capital I, 5.81%, 8/12/41+	1,000,000	1,142,339
Morgan Stanley Dean Witter Capital I,
5.93%, 12/15/35	1,225,000	1,232,333
Wachovia Bank Commercial Mortgage Trust,
5.04%, 3/15/42	314,521	325,477
TOTAL COMMERCIAL MORTGAGE
BACKED SECURITIES		19,351,164

FOREIGN BONDS—1.1%
Arab Republic of Egypt, 4.45%, 9/15/15	$2,000,000	$2,237,440
Province of Ontario, Canada, 4.10%, 6/16/14	1,000,000	1,074,535
TOTAL FOREIGN BONDS		3,311,975

MUNICIPAL BONDS—2.2%
Cincinnati Ohio Water System Rev.,
6.46%, 12/01/34	600,000	678,072
Columbus Multi-High School Building
Corp. Rev., 6.45%, 1/15/30	1,000,000	1,089,490
Fort Wayne International Airport Air Trade
Center Building Corp., 4.25%, 7/15/16	500,000	529,780
Houston Independent School District,
6.17%, 2/15/34	1,000,000	1,108,480
Indianapolis Public School Multi-School
Building, 5.73%, 7/15/29	1,500,000	1,647,420
LL&P Wind Energy, Inc. (XLCA),
5.73%, 12/01/17(a)	1,000,000	990,710
Wisconsin Department of Transportation,
5.84%, 7/01/30	800,000	882,056
TOTAL MUNICIPAL BONDS		6,926,008

CORPORATE BONDS—44.5%
ADVERTISING—0.6%
Interpublic Group of Cos., Inc.,
10.00%, 7/15/17	750,000	856,875
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,139,951
		1,996,826
AUTO COMPONENTS—0.4%
BorgWarner, Inc., 5.75%, 11/01/16	1,000,000	1,110,819

BIOTECHNOLOGY—0.2%
Biogen Idec, Inc., 6.00%, 3/01/13	500,000	525,723

BROADCASTING & CABLE TV—0.6%
Comcast Corp., 5.15%, 3/01/20	1,000,000	1,137,232
DIRECTV Holdings LLC / DIRECTV
Financing Co., Inc., 7.63%, 5/15/16	750,000	795,937
		1,933,169
BUILDING PRODUCTS—0.4%
Masco Corp., 6.13%, 10/03/16	500,000	513,101
Owens Corning, 6.50%, 12/01/16	800,000	873,106
		1,386,207
CAPITAL MARKETS—0.6%
BlackRock, Inc., 3.50%, 12/10/14	1,000,000	1,067,826
Franklin Resources, Inc., 2.00%, 5/20/13	670,000	676,830
		1,744,656
CHEMICALS—0.7%
Airgas, Inc., 3.25%, 10/01/15	1,000,000	1,028,845
Ecolab, Inc., 3.00%, 12/08/16	500,000	517,205
Nalco Co., 8.25%, 5/15/17	500,000	567,500
		2,113,550
COMMERCIAL BANKS—1.8%
ANZ National International Ltd.,
3.13%, 8/10/15(a)	1,000,000	999,736
Bank of New York Mellon Corp.,
5.13%, 8/27/13	830,000	883,092
Canadian Imperial Bank of Commerce,
2.00%, 2/04/13(a)	1,000,000	1,011,135
State Street Corp., 7.35%, 6/15/26	1,000,000	1,299,941
Wells Fargo & Co., 5.25%, 10/23/12	1,250,000	1,293,846
		5,487,750

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Intermediate Income Fund	December 31, 2011

	PRINCIPAL	FAIR
	AMOUNT	VALUE
CORPORATE BONDS—44.5%, continued
COMMERCIAL SERVICES & SUPPLIES—0.7%
GATX Corp., 9.00%, 11/15/13	$944,431	$1,058,496
TTX Co., 4.90%, 3/01/15(a)	1,000,000	1,079,120
		2,137,616
COMPUTERS & PERIPHERALS—0.2%
Hewlett-Packard Co., 3.30%, 12/09/16	500,000	510,552

CONSTRUCTION MATERIALS—0.3%
Martin Marietta Materials, Inc.,
6.60%, 4/15/18	1,000,000	1,053,688

CONSUMER FINANCE—1.4%
American Express Credit Corp.,
2.80%, 9/19/16	1,000,000	1,004,900
American Honda Finance Corp.,
4.63%, 4/02/13(a)	1,500,000	1,552,990
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,000,000	1,075,000
Harley-Davidson Financial Services, Inc.,
3.88%, 3/15/16(a)	150,000	155,387
SLM Corp., 5.38%, 1/15/13	500,000	503,450
		4,291,727
CONTAINERS & PACKAGING—0.5%
Bemis Co., Inc., 5.65%, 8/01/14	500,000	541,088
Sealed Air Corp., 7.88%, 6/15/17	1,000,000	1,054,766
		1,595,854
DIVERSIFIED FINANCIAL SERVICES—3.3%
Ally Financial, Inc., 6.75%, 12/01/14	600,000	603,000
Bank of America Corp., 4.50%, 4/01/15	500,000	482,493
Citigroup, Inc., 5.13%, 5/05/14	1,000,000	1,023,408
ERAC USA Finance LLC, 5.90%, 11/15/15(a)	1,000,000	1,107,405
General Electric Capital Corp.,
6.15%, 8/07/37	1,000,000	1,093,888
Goldman Sachs Group, Inc.,
5.50%, 11/15/14	250,000	257,567
JPMorgan Chase & Co., 4.65%, 6/01/14	1,000,000	1,055,888
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,389,119
NASDAQ OMX Group, Inc., 4.00%, 1/15/15	750,000	768,509
National Rural Utilities Cooperative Finance
Corp., 10.38%, 11/01/18	780,000	1,122,228
UBS AG, 3.88%, 1/15/15	1,000,000	997,250
		9,900,755
ELECTRIC UTILITIES—4.4%
AEP Texas North Co., 5.50%, 3/01/13	1,000,000	1,043,957
Atlantic City Electric Co., 7.75%, 11/15/18	500,000	660,045
CenterPoint Energy Houston Electric LLC,
7.00%, 3/01/14	1,000,000	1,124,059
CMS Energy Corp., 4.25%, 9/30/15	600,000	606,419
Consumers Energy Co., 6.70%, 9/15/19	625,000	791,556
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	568,612
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	1,938,575
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	559,499
Portland General Electric Co.,
6.10%, 4/15/19	1,100,000	1,356,037
Potomac Edison Co., 5.13%, 8/15/15	1,000,000	1,099,666
Potomac Electric Power Co.,
6.50%, 11/15/37	1,000,000	1,348,233
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,232,925
TransAlta Corp., 4.75%, 1/15/15	500,000	537,056
TransAlta Corp., 6.65%, 5/15/18	500,000	578,233
		13,444,872
ELECTRICAL EQUIPMENT—0.2%
Thomas & Betts Corp., 5.63%, 11/15/21	$500,000	$546,339

FOOD & STAPLES RETAILING—0.2%
Kroger Co., 7.50%, 1/15/14	500,000	558,790

FOOD PRODUCTS—0.2%
Ralcorp Holdings, Inc., 4.95%, 8/15/20	500,000	509,704

GAS UTILITIES—0.9%
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	297,411
Michigan Consolidated Gas Co.,
8.25%, 5/01/14	1,000,000	1,138,500
National Fuel Gas Co., 6.50%, 4/15/18	500,000	566,613
Sempra Energy, 6.50%, 6/01/16	600,000	699,900
		2,702,424
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
DENTSPLY International, Inc.,
2.75%, 8/15/16	570,000	575,470
Mead Johnson Nutrition Co.,
3.50%, 11/01/14	500,000	522,147
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	544,920
		1,642,537
HEALTH CARE PROVIDERS & SERVICES—0.8%
Express Scripts, Inc., 6.25%, 6/15/14	550,000	599,465
Howard Hughes Medical Institute,
3.45%, 9/01/14	843,000	899,059
Laboratory Corp of America Holdings,
3.13%, 5/15/16	500,000	519,389
McKesson Corp., 6.00%, 3/01/41	474,000	605,850
		2,623,763
HOTELS, RESTAURANTS & LEISURE—0.3%
Hyatt Hotels Corp., 5.75%, 8/15/15(a)	750,000	803,155

HOUSEHOLD DURABLES—0.4%
Snap-On, Inc., 4.25%, 1/15/18	500,000	537,869
Stanley Black & Decker, Inc.,
6.15%, 10/01/13	725,000	780,881
		1,318,750
HOUSEHOLD PRODUCTS—0.2%
Church & Dwight Co., Inc., 3.35%, 12/15/15	500,000	520,889

INDUSTRIAL CONGLOMERATES—1.3%
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,788,404
Cooper U.S., Inc., 5.45%, 4/01/15	1,000,000	1,118,162
Harsco Corp., 5.75%, 5/15/18	1,000,000	1,150,511
		4,057,077
INDUSTRIAL MACHINERY—0.4%
Valmont Industries, Inc., 6.63%, 4/20/20	1,000,000	1,157,436

INSURANCE BROKERS—0.3%
Willis North America, Inc., 5.63%, 7/15/15	1,000,000	1,061,858

INTEGRATED TELECOMMUNICATION SERVICES—1.5%
AT&T, Inc., 4.95%, 1/15/13	1,000,000	1,042,219
AT&T, Inc., 5.55%, 8/15/41	500,000	588,708
Frontier Communications Corp.,
7.88%, 4/15/15	500,000	506,875
GTE Corp., 6.84%, 4/15/18	1,000,000	1,197,817
Qwest Corp., 6.75%, 12/01/21	476,000	518,840
Verizon Communications, Inc.,
6.00%, 4/01/41	500,000	619,936
		4,474,395

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Intermediate Income Fund	December 31, 2011

	PRINCIPAL	FAIR
	AMOUNT	VALUE
CORPORATE BONDS—44.5%, continued
INTERNET & CATALOG RETAIL—0.2%
QVC, Inc., 7.13%, 4/15/17(a)	$500,000	$530,000

IT SERVICES—1.8%
Dun & Bradstreet Corp., 2.88%, 11/15/15	250,000	256,794
Dun & Bradstreet Corp., 6.00%, 4/01/13	1,000,000	1,054,475
Equifax, Inc., 4.45%, 12/01/14	1,110,000	1,169,948
Fiserv, Inc., 3.13%, 10/01/15	250,000	256,101
Fiserv, Inc., 3.13%, 6/15/16	666,000	678,117
Moody’s Corp., 5.50%, 9/01/20	1,000,000	1,033,086
Verisk Analytics, Inc., 5.80%, 5/01/21	960,000	1,033,434
		5,481,955
LIFE & HEALTH INSURANCE—0.3%
Ohio National Financial Services, Inc.,
6.35%, 4/01/13(a)	355,000	370,917
Prudential Financial, Inc., 4.75%, 4/01/14	641,000	675,806
		1,046,723
MACHINERY—0.2%
Pall Corp., 5.00%, 6/15/20	500,000	566,029

METALS & MINING—0.9%
Carpenter Technology Corp., 6.63%, 5/15/13	500,000	516,674
Newcrest Finance Pty Ltd.,
4.45%, 11/15/21(a)	1,000,000	986,370
Teck Resources Ltd., 9.75%, 5/15/14	750,000	881,377
Xstrata Canada Financial Corp.,
3.60%, 1/15/17(a)	500,000	504,120
		2,888,541
MULTI-LINE INSURANCE—1.7%
American International Group, Inc.,
4.25%, 9/15/14	750,000	728,346
Horace Mann Educators Corp.,
6.85%, 4/15/16	750,000	807,643
Kemper Corp., 6.00%, 11/30/15	800,000	837,022
Liberty Mutual Group, Inc.,
7.30%, 6/15/14(a)	750,000	802,975
MetLife, Inc., 4.75%, 2/08/21	500,000	540,897
Metropolitan Life Global Funding I,
5.13%, 6/10/14(a)	500,000	538,364
Principal Life Global Funding I,
6.25%, 2/15/12(a)	1,000,000	1,006,338
		5,261,585
MULTILINE RETAIL—1.0%
J.C. Penney Co., Inc., 5.75%, 2/15/18	500,000	502,500
Wal-Mart Stores, Inc., 1.50%, 10/25/15	1,000,000	1,015,700
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,460,264
		2,978,464
OFFICE SERVICES & SUPPLIES—0.2%
Steelcase, Inc., 6.38%, 2/15/21	500,000	531,338

OIL, GAS & CONSUMABLE FUELS—2.0%
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,000,000	1,363,296
Merey Sweeny LP, 8.85%, 12/18/19(a)	682,304	783,749
Motiva Enterprises LLC, 5.20%, 9/15/12(a)	1,000,000	1,020,828
Newfield Exploration Co., 7.13%, 5/15/18	500,000	533,750
Pioneer Natural Resources Co.,
5.88%, 7/15/16	500,000	544,146
Ras Laffan Liquefied Natural Gas Co.
Ltd. III, 5.83%, 9/30/16(a)	775,800	830,106
Shell International Finance BV,
4.00%, 3/21/14	1,000,000	1,074,840
		6,150,715
PAPER & FOREST PRODUCTS—0.3%
Domtar Corp., 9.50%, 8/01/16	$702,000	$842,400

PHARMACEUTICALS—1.2%
Abbott Laboratories, 5.13%, 4/01/19	1,000,000	1,161,139
Novartis Capital Corp., 4.13%, 2/10/14	1,250,000	1,337,404
Roche Holdings, Inc., 6.00%, 3/01/19(a)	1,000,000	1,215,413
		3,713,956
PIPELINES—1.2%
Enbridge Energy Partners LP,
5.20%, 3/15/20	500,000	555,462
Enterprise Products Operating LLC,
3.70%, 6/01/15	1,000,000	1,048,376
Florida Gas Transmission Co. LLC,
4.00%, 7/15/15(a)	1,000,000	1,047,342
Texas Gas Transmission LLC,
4.60%, 6/01/15	1,000,000	1,065,154
		3,716,334
PROPERTY & CASUALTY INSURANCE—1.1%
21st Century Insurance Group,
5.90%, 12/15/13	973,000	998,992
Markel Corp., 6.80%, 2/15/13	1,000,000	1,037,353
Progressive Corp., 6.70%, 6/15/37+	500,000	505,000
W.R.Berkley Corp., 6.15%, 8/15/19	710,000	747,676
		3,289,021
PUBLISHING—0.6%
McGraw-Hill Cos., Inc., 5.38%, 11/15/12	1,000,000	1,039,746
Washington Post Co., 7.25%, 2/01/19	575,000	670,903
		1,710,649
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.7%
Pan Pacific Retail Properties, Inc.,
5.95%, 6/01/14	1,000,000	1,067,152
ProLogis LP, 6.13%, 12/01/16	1,000,000	1,092,041
		2,159,193
ROAD & RAIL—0.5%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40	1,000,000	1,196,412
CSX Transportation, Inc.,
8.38%, 10/15/14	440,202	501,232
		1,697,644
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
Analog Devices, Inc., 5.00%, 7/01/14	1,000,000	1,091,405
Applied Materials, Inc., 2.65%, 6/15/16	370,000	378,785
Applied Materials, Inc., 7.13%, 10/15/17	500,000	606,079
KLA-Tencor Corp., 6.90%, 5/01/18	1,000,000	1,153,153
		3,229,422
SOFT DRINKS—0.4%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,166,661

SPECIALTY RETAIL—0.6%
Ethan Allen Global, Inc., 5.38%, 10/01/15	500,000	498,066
Home Depot, Inc., 5.95%, 4/01/41	1,000,000	1,290,192
		1,788,258
SUPRANATIONAL—2.0%
Corporation Andina de Fomento,
5.20%, 5/21/13	1,000,000	1,046,120
Inter-American Development Bank,
3.50%, 3/15/13	1,000,000	1,034,038

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Intermediate Income Fund	December 31, 2011

	PRINCIPAL	FAIR
	AMOUNT	VALUE
CORPORATE BONDS—44.5%, continued
SUPRANATIONAL—2.0%, continued
Inter-American Development Bank,
3.50%, 7/08/13	$1,000,000	$1,041,919
International Bank for Reconstruction &
Development, 2.00%, 12/04/13	2,000,000	2,052,294
International Finance Corp., 2.25%, 4/28/14	1,000,000	1,035,456
		6,209,827
TECHNOLOGY DISTRIBUTORS—0.2%
Arrow Electronics, Inc., 3.38%, 11/01/15	500,000	500,643

THRIFTS & MORTGAGE FINANCE—0.3%
Countrywide Financial Corp., 5.80%, 6/07/12	1,000,000	1,002,104

TRANSPORTATION SERVICES—0.2%
Golden State Petroleum Transport Corp.,
8.04%, 2/01/19	784,382	759,070

TRUCK MANUFACTURERS—0.3%
PACCAR, Inc., 6.88%, 2/15/14	760,000	851,430

TRUCKING—0.3%
JB Hunt Transport Services, Inc.,
3.38%, 9/15/15	1,000,000	1,013,422

UTILITIES—1.6%
Cedar Brakes II LLC, 9.88%, 9/01/13(a)	728,208	762,587
FPL Energy American Wind LLC,
6.64%, 6/20/23(a)	463,400	478,660
FPL Energy National Wind LLC,
5.61%, 3/10/24(a)	141,304	145,792
Harper Lake Solar Funding Corp.,
7.65%, 12/31/18(a)	558,467	564,240
Kiowa Power Partners LLC,
4.81%, 12/30/13(a)	711,082	634,049
Midland Cogeneration Venture LP,
6.00%, 3/15/25(a)	670,000	681,867
Salton Sea Funding Corp., 7.48%, 11/30/18	846,925	929,526
SteelRiver Transmission Co. LLC,
4.71%, 6/30/17(a)	570,411	572,554
		4,769,275
WATER UTILITIES—0.4%
American Water Capital Corp.,
6.09%, 10/15/17	1,000,000	1,163,246
TOTAL CORPORATE BONDS		136,228,786

CORPORATE NOTES—1.1%

DEVELOPMENT AUTHORITIES—1.1%
Everence Community Investment, Inc.,
0.52%, 12/15/12+(b)	1,210,000	1,195,920
Everence Community Investment, Inc.,
0.78%, 12/15/13+(b)	977,500	968,634
Everence Community Investment, Inc.,
0.78%, 12/15/14+(b)	1,227,500	1,216,367
TOTAL CORPORATE NOTES		3,380,921

INTEREST-ONLY BONDS—0.0%**
Freddie Mac REMICS, 5.00%, 4/15/29	421,431	3,215
Government National Mortgage Association,
0.70%, 4/16/27+	1,854,505	10,635
TOTAL INTEREST-ONLY BONDS		13,850

U.S. GOVERNMENT AGENCIES—36.9%

FEDERAL FARM CREDIT BANK — 0.8%
4.88%, 12/16/15	2,000,000	2,307,058

FEDERAL HOME LOAN BANK — 6.5%
3.38%, 6/12/20	$3,500,000	$3,822,850
3.88%, 6/14/13	300,000	315,242
5.00%, 11/17/17	2,000,000	2,400,200
5.00%, 12/10/21	2,625,000	3,209,425
5.50%, 7/15/36	7,820,000	10,143,377
		19,891,094
FEDERAL HOME LOAN MORTGAGE CORP. — 12.6%
2.48%, 5/01/34+	340,879	359,486
2.48%, 5/01/34+	199,131	210,000
3.75%, 3/27/19	1,700,000	1,940,603
4.00%, 10/01/25	1,440,920	1,512,701
4.50%, 6/01/18	558,602	594,290
4.50%, 10/01/35	2,120,735	2,253,143
4.50%, 6/01/39	2,225,003	2,359,748
4.50%, 7/01/39	2,583,566	2,740,025
4.50%, 11/01/39	2,759,526	2,926,641
4.50%, 9/01/40	3,215,199	3,408,905
4.88%, 6/13/18	1,700,000	2,048,366
5.00%, 4/01/19	395,913	426,756
5.00%, 12/01/21	769,867	828,640
5.00%, 2/15/32	869,852	896,069
5.00%, 7/01/35	864,233	929,891
5.00%, 6/01/39	3,771,885	4,057,267
5.50%, 7/18/16	3,500,000	4,173,775
5.50%, 4/01/22	460,582	498,622
5.50%, 11/01/33	403,916	440,219
5.50%, 3/01/36	569,425	619,892
5.50%, 6/01/36	862,073	937,535
5.50%, 12/01/36	840,280	913,834
6.00%, 9/01/17	337,626	366,153
6.00%, 4/01/27	910,575	1,000,384
6.00%, 6/01/36	579,727	636,905
6.00%, 8/01/37	493,452	542,121
7.00%, 2/01/30	256,506	291,785
7.00%, 3/01/31	183,440	208,669
7.50%, 7/01/30	441,257	508,838
		38,631,263
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.6%
1.25%, 8/20/13	1,103,000	1,118,438
1.83%, 2/01/34+	197,059	197,694
2.40%, 6/01/33+	86,026	87,105
2.46%, 5/01/34+	261,195	274,873
3.50%, 7/01/20	1,740,945	1,823,047
3.50%, 10/01/25	1,116,388	1,168,493
3.50%, 2/01/41	2,859,965	2,943,890
4.00%, 1/01/41	2,716,324	2,856,028
4.13%, 4/15/14	900,000	973,848
4.38%, 10/15/15	4,700,000	5,310,948
4.50%, 9/01/40	2,076,275	2,211,191
4.50%, 10/01/40	2,058,279	2,190,694
5.00%, 4/15/15	5,500,000	6,254,441
5.00%, 2/13/17	1,800,000	2,125,712
5.00%, 7/01/18	325,134	350,565
5.00%, 9/01/18	452,492	487,885
5.00%, 4/01/25	682,274	745,941
5.00%, 7/01/25	587,423	640,037
5.00%, 10/01/25	736,049	801,974
5.00%, 10/01/35	1,158,107	1,254,235

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Intermediate Income Fund	December 31, 2011

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
U.S. GOVERNMENT AGENCIES—36.9%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.6%, continued
5.50%, 6/01/22	$583,367	$634,465
5.50%, 11/01/25	197	216
5.50%, 2/01/34	400,564	437,756
5.50%, 1/01/35	834,986	912,513
5.50%, 10/01/35	1,305,348	1,426,547
5.50%, 6/01/36	501,579	548,150
5.50%, 11/01/36	774,283	846,174
5.52%, 5/01/37+	573,991	611,354
6.00%, 10/01/33	239,489	263,821
6.00%, 11/01/34	862,496	950,124
6.00%, 10/01/35	525,517	578,908
6.00%, 6/01/36	500,405	551,245
7.00%, 7/01/15	2,562	2,753
7.00%, 11/01/19	29,828	33,793
7.00%, 11/01/19	45,029	51,037
8.50%, 9/01/26	168,240	201,568
		41,867,463
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.4%
2.50%, 1/20/34+	134,470	139,226
5.50%, 10/20/38	596,656	653,432
6.50%, 11/20/38	117,717	126,448
6.75%, 4/15/16	38,474	42,374
7.00%, 12/20/30	64,421	74,886
7.00%, 10/20/31	43,777	50,888
7.00%, 3/20/32	135,216	157,180
		1,244,434
SMALL BUSINESS ADMINISTRATION — 0.2%
0.60%, 2/25/32+	506,080	505,853
1.00%, 9/25/18+	31,497	31,684
		537,537
U.S. DEPARTMENT OF HOUSING AND
URBAN DEVELOPMENT — 0.5%
1.80%, 8/01/14	1,440,000	1,484,359

FDIC GUARANTEED(c)—2.3%
Citibank NA, 1.75%, 12/28/12	7,000,000	7,106,988
TOTAL U.S. GOVERNMENT AGENCIES		113,070,196

INVESTMENT COMPANY—1.2%
MUTUAL FUND—1.2%
Pax World High Yield Bond Fund, Individual
Investor Class	530,984	3,801,844

SHORT TERM INVESTMENT—3.9%
INVESTMENT COMPANY—3.9%
JPMorgan U.S. Government Money Market
Fund, Agency Shares	11,963,129	11,963,129

TOTAL INVESTMENTS (Cost*
$285,753,152)—98.7%		$302,638,921
Other assets in excess of liabilities — 1.3%		4,078,270
NET ASSETS—100%		$306,717,191

+	Variable rate security. Rates presented are the rates in effect at December 31, 2011.
(a)
144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2011, these securities were valued at $28,880,445 or 9.4% of net assets.

(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.52%	1,210,000	12/2009
Everence Community Investment, Inc.	0.78%	977,500	12/2009
Everence Community Investment, Inc.	0.78%	1,227,500	12/2009

At December 31, 2011, these securities had an aggregate market value of $3,380,921, representing 1.1% of net assets.

(c)
Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

FDIC	— Federal Deposit Insurance Corporation
REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
XLCA	— XL Capital Assurance, Inc.

See accompanying notes to financial statements.

Praxis Core Stock Fund
Annual report to shareholders
Portfolio Managers’ letter (unaudited)

For the year ending December 31, 2011, Praxis Core Stock Fund Class A Shares (without load) returned -3.89 percent, underperforming its benchmark, the Standard & Poor’s 500 Index (“Index”), which returned 2.11 percent.

Factors effecting the Fund’s performance
The sectors within the Index that turned in the weakest performance over the year were financials and materials. The sectors that turned in the strongest performance over the year were utilities, consumer staples and health care.

Material companies were the most important detractor from performance on both an absolute basis and relative to the Index. The Fund’s material companies underperformed the corresponding sector within the Index (down 38 percent versus down 10 percent for the Index) and had a higher relative average weighting (6 percent versus 4 percent for the Index) in this weaker performing sector. Sino-Forest and Sealed Air were among the most important detractors from performance.

The Fund had more invested in financial companies than in any other sector, and they were the second most important detractor from absolute performance. The Fund’s financial companies outperformed the corresponding sector within the Index (down 9 percent versus down 17 percent for the Index), but had a higher relative average weighting (28 percent versus 15 percent for the Index) in this weaker performing sector. American Express was among the most important contributors to performance. Bank of New York Mellon, Wells Fargo and Julius Baer were among the most important detractors from performance.

Energy companies were important detractors from performance on both an absolute basis and relative to the Index. The Fund’s energy companies significantly underperformed the corresponding sector within the Index (down 12 percent versus up 5 percent for the Index) and had a lower relative average weighting (11 percent versus 13 percent for the Index). Devon Energy, Canadian Natural Resources and Transocean were among the most important detractors from performance.

Consumer staple companies were the most important contributor to performance, both on an absolute basis and relative to the Index. The Fund’s consumer staple companies outperformed the corresponding sector within the Index (up 16 percent versus up 14 percent for the Index), and also benefited by having a higher relative average weighting (19 percent versus 11 percent for the Index) in this stronger performing sector. Costco Wholesale, CVS Caremark, Kraft Foods and Unilever were among the most important contributors to performance.

The Fund held approximately 17 percent of its assets in foreign companies (including American Depositary Receipts) at December 31, 2011. As a whole, these companies underperformed the domestic companies held by the Fund.

As of December 31, 2011, three companies had dropped out of the Fund’s top 10 holdings from the end of 2010. This is consistent with our low-turnover strategy. Procter & Gamble, Devon Energy and Loews were replaced among the top 10 holdings by Bank of New York Mellon, Iron Mountain and Johnson & Johnson.

Christopher C. Davis
Praxis Core Stock Fund Portfolio Manager
CEO of Davis Advisors

Kenneth C. Feinberg
Praxis Core Stock Fund Portfolio Manager
Davis Advisors

The views expressed are those of the portfolio managers as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Core Stock Fund
Performance Review

Growth of $10,000 investment from 12/30/01 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/01 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
		One	Three	Five	Ten	Expense
	Inception	Year	Year	Year	Year	Ratio***
	Date	Ended	Ended	Ended	Ended	Gross / Net
Core Stock
Class A (Without Load)		-3.89%	11.40%	-4.01%	-0.10%	1.74%	1.74%
Class A *		-8.95%	9.41%	-5.03%	-0.64%
Class I **	5/1/06	-3.18%	12.07%	-3.51%	0.19%	0.94%	0.94%
S&P 500 Index1		2.11%	14.11%	-0.25%	2.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*           The total return figures shown reflect the maximum sales charge applicable to Class A.
**        Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.
***      Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1           The S&P 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Core Stock Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—97.4%
AUTOMOBILES—0.5%
Harley-Davidson, Inc.	19,500	$757,965

BEVERAGES—1.5%
Coca-Cola Co.	30,430	2,129,187

CAPITAL MARKETS—7.6%
Ameriprise Financial, Inc.	14,500	719,780
Bank of New York Mellon Corp.	300,900	5,990,919
Charles Schwab Corp.	53,090	597,793
Goldman Sachs Group, Inc.	5,660	511,834
Julius Baer Group Ltd.(Switzerland)(a)	78,120	3,055,604
		10,875,930
CHEMICALS—2.1%
Air Products & Chemicals, Inc.	8,980	765,006
Ecolab, Inc.	12,130	701,236
Potash Corp of Saskatchewan, Inc.(Canada)	22,361	923,062
Praxair, Inc.	5,200	555,880
		2,945,184
COMMERCIAL BANKS—5.4%
Wells Fargo & Co.	278,258	7,668,790

COMMERCIAL SERVICES & SUPPLIES—3.3%
Iron Mountain, Inc.	151,400	4,663,120

COMPUTERS & PERIPHERALS—0.7%
Hewlett-Packard Co.	37,550	967,288

CONSTRUCTION MATERIALS—0.4%
Martin Marietta Materials, Inc.	6,650	501,477

CONSUMER FINANCE—5.0%
American Express Co.	152,000	7,169,840

CONTAINERS & PACKAGING—0.4%
Sealed Air Corp.	36,600	629,886

DISTRIBUTORS—0.3%
Li & Fung Ltd.(Hong Kong)	245,000	453,622

DIVERSIFIED FINANCIAL SERVICES—0.3%
CME Group, Inc., Class A	990	241,233
JPMorgan Chase & Co.	7,050	234,413
		475,646
ENERGY EQUIPMENT & SERVICES—0.5%
Transocean Ltd.(Switzerland)	18,955	727,682

FOOD & STAPLES RETAILING—12.6%
Costco Wholesale Corp.	126,600	10,548,312
CVS Caremark Corp.	183,822	7,496,261
		18,044,573
FOOD PRODUCTS—4.3%
Kraft Foods, Inc., Class A	83,900	3,134,504
Unilever NV - NY Registry Shares
(Netherlands)	88,300	3,034,871
		6,169,375
HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
Baxter International, Inc.	8,560	423,549
Becton Dickinson and Co.	7,510	561,147
		984,696
HEALTH CARE PROVIDERS & SERVICES—1.7%
Express Scripts, Inc.(a)	55,820	$2,494,596

HOUSEHOLD DURABLES—0.2%
Hunter Douglas NV(Netherlands)	8,300	311,741

INSURANCE—9.6%
ACE Ltd.(Switzerland)	13,240	928,389
AON Corp.	4,600	215,280
Berkshire Hathaway, Inc., Class A(a)	25	2,868,875
Everest Re Group Ltd.(Bermuda)	2,240	188,362
Loews Corp.	110,600	4,164,090
Markel Corp.(a)	480	199,042
Progressive Corp.	166,050	3,239,635
Transatlantic Holdings, Inc.	34,343	1,879,592
		13,683,265
INTERNET & CATALOG RETAIL—1.3%
Expedia, Inc.	14,395	417,743
Liberty Interactive Corp., Series A(a)	38,475	623,872
NetFlix, Inc.(a)	6,910	478,794
TripAdvisor, Inc.(a)	14,395	362,898
		1,883,307
INTERNET SOFTWARE & SERVICES—6.0%
Google, Inc., Class A(a)	13,200	8,525,880

IT SERVICES—0.5%
Visa, Inc., Class A	6,370	646,746

LIFE SCIENCES TOOLS & SERVICES—0.3%
Agilent Technologies, Inc.(a)	11,800	412,174

MACHINERY—0.3%
PACCAR, Inc.	12,330	462,005

MARINE—1.0%
China Shipping Development Co. Ltd.,
Class H(China)	406,000	253,534
Kuehne + Nagel International
AG(Switzerland)	10,900	1,224,263
		1,477,797
MEDIA—1.6%
Grupo Televisa SAB, ADR(Mexico)	15,180	319,691
Walt Disney Co.	51,930	1,947,375
		2,267,066
METALS & MINING—1.2%
BHP Billiton plc(United Kingdom)	30,400	886,390
Rio Tinto plc(United Kingdom)	16,500	800,766
		1,687,156
OIL, GAS & CONSUMABLE FUELS—7.8%
Canadian Natural Resources Ltd.(Canada)	109,600	4,095,752
Devon Energy Corp.	21,200	1,314,400
EOG Resources, Inc.	49,700	4,895,947
OGX Petroleo e Gas Participacoes
SA(Brazil)(a)	120,500	879,887
		11,185,986
PAPER & FOREST PRODUCTS—0.1%
Sino-Forest Corp.(Canada)(a) (b)	111,360	76,838

PERSONAL PRODUCTS—0.2%
Natura Cosmeticos SA(Brazil)	12,200	237,165

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Core Stock Fund	December 31, 2011

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
COMMON STOCKS—97.4%, continued
PHARMACEUTICALS—11.0%
Johnson & Johnson	66,100	$4,334,838
Merck & Co., Inc.	223,916	8,441,633
Roche Holding AG(Switzerland)	17,700	2,999,936
		15,776,407
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
Brookfield Asset Management, Inc., Class A
(Canada)	39,900	1,096,452
Hang Lung Group Ltd.(Hong Kong)	231,000	1,265,554
		2,362,006
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
Intel Corp.	16,720	405,460
Texas Instruments, Inc.	61,580	1,792,594
		2,198,054
SOFTWARE—1.5%
Activision Blizzard, Inc.	66,900	824,208
Microsoft Corp.	42,280	1,097,589
Oracle Corp.	10,700	274,455
		2,196,252
SPECIALTY RETAIL—2.9%
Bed Bath & Beyond, Inc.(a)	59,670	3,459,070
CarMax, Inc.(a)	23,800	725,424
		4,184,494
TRANSPORTATION INFRASTRUCTURE—1.2%
China Merchants Holdings International
Co. Ltd.(Hong Kong)	579,794	1,683,408

WIRELESS TELECOMMUNICATION SERVICES—0.2%
America Movil SAB de CV, Series L,
ADR(Mexico)	10,010	226,226

TOTAL COMMON STOCKS		139,142,830

COMMERCIAL PAPER—1.5%
Barclays US Funding Corp., 0.00%, 1/03/12	$2,227,000	2,226,962

CORPORATE NOTES—1.3%
DEVELOPMENT AUTHORITIES—1.3%
Everence Community Investment, Inc.,
0.52%, 12/15/12+(c)	703,000	694,819
Everence Community Investment, Inc.,
0.78%, 12/15/13+(c)	566,000	560,867
Everence Community Investment, Inc.,
0.78%, 12/15/14+(c)	566,000	560,867
TOTAL CORPORATE NOTES		1,816,553

SHORT TERM INVESTMENT—0.0%**
INVESTMENT COMPANY—0.0%**
JPMorgan U.S. Government Money Market
Fund, Agency Shares	1,952	1,952

TOTAL INVESTMENTS (Cost* $125,688,495)—100.2%		$143,188,297
Liabilities in excess of other assets — (0.2)%		(285,831)
NET ASSETS—100%		$142,902,466

+	Variable rate security. Rates presented are the rates in effect at December 31, 2011.
(a)	Non-income producing securities.
(b)	Fair valued security.
(c)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.52%	703,000	12/2009
Everence Community Investment, Inc.	0.78%	566,000	12/2009
Everence Community Investment, Inc.	0.78%	566,000	12/2009

At December 31, 2011, these securities had an aggregate market value of $1,816,553, representing 1.3% of net assets.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	— American Depositary Receipt
plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis International Fund
Annual report to shareholders
Portfolio Manager’s letter (unaudited)

Last year proved to be a difficult year for international equity markets, as the MSCI EAFE Index fell -12.14 percent. Sovereign debt concerns in Europe dominated much of the year. European bank stocks led the way down, reflecting both their direct exposure to such countries as Greece and Portugal, as well as higher funding costs and concerns about the need to meet tough new capital requirements. In the face of a hesitant response among European policy makers, sovereign bond yields soared, and bank funding became increasingly difficult. It was an exceptionally volatile year across most asset classes, including stocks, bonds and exchange rates. Reflecting these uncertainties, economic growth slowed and earnings projections were revised downwards. The Asia-Pacific region faced lower growth as well. Japan was hit by the effects of the tsunami early in the year, while policy tightening and slower export growth dampened Chinese economic prospects. The year ended on a more promising note, however. The MSCI EAFE Index was up 3.34 percent in the fourth quarter, and the Praxis International Fund Class A Shares (without load) gained 5.19 percent (with load -0.31 percent). The upturn appeared to reflect several factors. Pessimism and valuations had reached extreme levels in the third quarter. The U.S. economy displayed some resilience as well. And in Europe, the European Central Bank injected some $600 billion into the banking system via three-year loans, thereby greatly reducing concerns about access to funding. Although fiscal austerity has dampened growth in Europe; new governments and new economic plans in Italy and Spain provided hope that more deep-seated structural reforms, such as labor market liberalization, may help raise longer-term growth prospects.

Contributors to performance
In a year of negative absolute returns, cash, averaging 5.5 percent of assets during the period, contributed strongest towards relative performance. The portfolio also benefitted from stock outperformance within information technology, telecommunication services and consumer discretionary. Within information technology, NetEase.com, the China-based Internet video game company benefitted from a strong pipeline of new games that were launched in China in 2011. These included several in-house developed games and blockbuster titles that NetEase licensed from Activision Blizzard for operation in the China market. The company consistently beat earnings estimates and was given a premium valuation in the market for its growth, pipeline visibility, and portfolio of very successful titles. ASML, a market leader in lithography semiconductor capital equipment, also contributed positively in the sector. Shares of the company benefitted from expectations that equipment orders bottomed in the third quarter and an improved outlook for semiconductor capital spending in 2012 as semiconductor manufacturers invest in new technology to improve productivity and reduce costs. Management’s strong track record of shareholder returns through dividends and share buybacks continued in 2011 providing additional support for the stock price.

Telecommunication services outperformed as a result of our exposure to Vodafone and Telenor. Vodafone benefitted from a number of factors in 2011, including improved performance of its jointly owned U.S. asset, Verizon Wireless, and Vodafone Germany due to the launch of the iPhone in these markets. The company also sold several non-core assets to reduce debt and increase shareholder returns. Lastly, Verizon Wireless announced a dividend of $10 billion in 2012 to its two shareholders, Verizon and Vodafone. Management intends to use its 4 percent share to further pay down debt and issue a special dividend increasing the company’s fiscal year 2012 shareholder return yield to 12 percent. Also within the sector, Norwegian-based telecom provider Telenor benefitted from strong revenue and EBITDA growth due to its emerging markets assets in Asia, allowing management to upgrade guidance for 2011. In addition, the stock price has benefitted from management’s turnaround of its loss making India business unit and a renewed emphasis on boosting cash flows and shareholder returns through increased dividend and share buybacks.

Outperformance within Consumer discretionary was primarily attributed to Korean-based auto manufacturer Hyundai Motor. During the year, the company benefitted from competitor supply shortages and improved pricing in the market. Hyundai’s new models such as the Sonata and the Elantra also proved successful in the marketplace, allowing for continued earnings improvement. Although we believe the company remains attractively valued, the position was eliminated from the portfolio due to its inclusion in the socially responsible restricted list.

Geographically, stock outperformance translated into gains within emerging markets, particularly within China and South Korea.

Detractors from performance
Detractors were primarily attributed to stock selection within consumer staples, industrials and materials. Metro AG, the German-based supermarket operator, led underperformance within consumer staples as consumer sentiment in Germany and the remainder of Europe suffered throughout the year. We believed the company’s diversified portfolio with exposure to cash and carry,

Praxis International Fund
Annual report to shareholders
Portfolio Manager’s letter (unaudited), continued

hypermarkets, department stores and real estate management services would hold up relatively well in a potentially weak economic environment. However, the stock performed poorly throughout the year and was eliminated from the portfolio before management reduced earnings guidance in the fourth quarter.

Within industrials, exposure to professional staffing companies led to underperformance. Randstad and USG People are pan-European staffing companies with higher exposure to their Netherlands home market. The Dutch market, traditionally a late cycle market, lagged in recovery this cycle relative to other European markets. Austerity also adversely impacted results. This added to pressure on estimates for both companies and affected stock performance in the middle of the year. In the second half of the year, staffing stocks saw a sharp sell off on the back of recession fears in Europe given the cyclical nature of their earnings, despite relatively stable operating performance. USG People is currently trading close to previous cycle lows, pricing in significant deterioration of earnings, and Randstad is trading close to the lower end of its valuation range. As a result, we see significant potential for returns over the cycle in both names.

Lastly, performance within materials was negatively impacted by our position in Canadian miner, Teck Resources. Mining names came under pressure along with commodities globally in the second half of the year on concerns over recession risks in the developed world and a slowdown in China. Partially offsetting stock underperformance, we moved to an underweight position within the materials sector during the second half of the year and continued to reduce our exposure given weakening fundamentals. Additionally, Teck Resources was adversely impacted by production disruptions due to strikes and lower operational results relative to its targets.

Geographically, underperformance attributed to GAME Group and Teck Resources, mentioned above, led to weak results within the United Kingdom and Canada, respectively. GAME group shares suffered during the year as the company was negatively impacted by the weak video game market in the U.K. and Europe. Also, management was forced to twice lower their fiscal year 2011 sales and gross profit margin guidance due to increased pricing competition.

Manager outlook
Moving into 2012, markets remain unsettled. Indeed, the year that we are now entering is likely to prove critical in determining the outcome of many of the risk factors that markets have been grappling with during 2011.

Outcomes related to the viability of the Eurozone, the sustainability of Chinese growth rates and the political direction of the United States will all be major factors affecting investor confidence in 2012. The year is also starting off with a general weakening of global growth, particularly in Europe and continued fears in both bond and equity markets. Financials continue to deleverage globally and are suffering from high funding costs, a lack of sources for capital, a challenging operating environment and a harsh regulatory environment. The situation of the financial sector is another hurdle to spurring global gross domestic product growth. On the positive side, the injection of $600 billion in three year loans by the European Central Bank has helped to increase liquidity within the euro banking system.

The most significant dilemmas are still found at the sovereign level where combined goals of fiscal austerity and growth are at odds. This friction is most clearly manifested with the Eurozone periphery and most noticeably in Greece. Indeed, for Greece the math simply does not add up and the country will need to reschedule its debt load. The question is whether this will be done with assistance of Eurozone members, or through a unilateral disorderly default. However, questions have arisen for other countries such as Spain, Italy and even France. All of these will need to be resolved during 2012 for markets to be able to function normally again. A two-pronged solution will ultimately be required, providing fiscal adjustment on the one hand, with a much more active and explicit European Central Bank sovereign bond buying program. We believe that once decisive action is implemented by the European Central Bank, market fears will calm. At this point, this looks like the only viable solution to keeping the Eurozone intact. A disorderly breakup of the Eurozone would be a negative event of cataclysmic proportions, and we view it as a small probability. If it did occur, we would experience extreme disruptions in bond, equity and currency markets, which would make the volatility and downturn we experienced in 2008 look like a good year. China’s performance will be another significant input for equity outcomes and global gross domestic product growth in 2012. China has been fine tuning its centrally planned economic model for several years. As time goes on, and as the economy becomes larger and more interrelated, central planning becomes more difficult. Policymakers will

Praxis International Fund
Annual report to shareholders
Portfolio Manager’s letter (unaudited), continued

require almost surgical precision to manage several aspects of the economy including a deflating property bubble, the taming of growth in lending while ensuring the continued liquidity and solvency of the banks, and the transition from a heavily export based economy. The bottom line is that we would like to see China continuing to grow in excess of 8 percent, a feat that is increasingly difficult to achieve.

Equities are inexpensive relative to virtually any other investment and fairly inexpensive relative to their own history. We are facing a very high equity risk premium in an environment of low borrowing costs, healthy balance sheets, lean corporate operations and high profitability. As a result, companies are in pretty good shape to face upcoming turbulence if it comes. If the difficult challenges we face this year are overcome successfully, we could see a very strong wave of corporate investing which could raise rates of capital expenditures, hiring, and mergers and acquisitions. We seem to be far off from that as confidence has been eroded in every area of the economy: consumers, corporations and investors. Nevertheless, it generally pays to buy equities when they are inexpensive and unpopular, and we definitely fulfill that condition. It is also interesting to see that long term investors, such as Warren Buffett, have stepped up and increased equity purchases significantly during 2011. Indeed, we are seeing some very attractive equity valuations virtually across the globe, including Europe and China. Ultimately we think this will bode well for returns in the strategy, although we believe market turbulence is likely to persist.

Francis Claró, CFA®
Praxis International Fund Portfolio Manager
Wells Capital Management

The views expressed are those of the portfolio manager as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Fund
Performance Review

Growth of $10,000 investment from 12/30/01 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/01 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
		One	Three	Five	Ten	Expense
	Inception	Year	Year	Year	Year	Ratio***
	Date	Ended	Ended	Ended	Ended	Gross / Net
International Fund
Class A (Without Load)		-15.54%	2.83%	-6.30%	1.41%	2.12%	2.12%
Class A *		-19.96%	0.99%	-7.31%	0.87%
Class I **	5/1/06	-14.78%	3.62%	-5.75%	1.75%	1.13%	1.13%
MSCI EAFE Index1		-12.14%	7.65%	-4.72%	4.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*           The total return figures shown reflect the maximum sales charge applicable to Class A.
**         Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.
***      Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1           The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies’ representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis International Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—96.1%
ARGENTINA—1.2%
ENERGY—0.4%
YPF SA- ADR	5,590	$193,861

REAL ESTATE—0.8%
IRSA Inversiones y Representaciones
SA- ADR	43,108	447,030
		640,891
AUSTRALIA—3.7%
BANKS—2.1%
Commonwealth Bank of Australia	13,781	693,766
Westpac Banking Corp.	20,835	426,201
		1,119,967
INSURANCE—0.5%
AMP Ltd.	68,509	285,189

MATERIALS—1.1%
Newcrest Mining Ltd.	19,747	597,838
		2,002,994
CANADA—4.0%
ENERGY—2.2%
Canadian Natural Resources Ltd.	17,824	667,471
Suncor Energy, Inc.	18,485	533,094
		1,200,565
MATERIALS—0.7%
Teck Resources Ltd., Class B	10,287	362,607

REAL ESTATE—1.1%
Brookfield Asset Management, Inc., Class A	21,504	590,930
		2,154,102
CHILE—0.8%
MATERIALS—0.8%
Antofagasta plc	23,901	450,987

CHINA—5.6%
CAPITAL GOODS—2.3%
Shanghai Electric Group Co. Ltd., Class H	2,713,000	1,254,046

SOFTWARE & SERVICES—2.4%
Baidu, Inc.- ADR (a)	3,761	438,043
Sina Corp. (a)	8,799	457,548
Tencent Holdings Ltd.	19,100	383,889
		1,279,480
TECHNOLOGY HARDWARE & EQUIPMENT—0.9%
ZTE Corp., Class H	165,000	517,311
		3,050,837
FRANCE—5.6%
BANKS—0.2%
BNP Paribas SA	3,315	130,215

CAPITAL GOODS—0.4%
Cie de Saint-Gobain	5,655	217,118

ENERGY—2.0%
Technip SA	11,411	1,072,502

FOOD, BEVERAGE & TOBACCO—1.7%
Danone SA	14,888	935,885

MEDIA—0.4%
Publicis Groupe SA	4,200	$193,217

RETAILING—0.9%
PPR	3,320	475,453
		3,024,390
GERMANY—9.2%
CAPITAL GOODS—0.7%
Hochtief AG	6,341	366,805

CONSUMER DURABLES & APPAREL—0.8%
Adidas AG	6,765	440,056

HEALTH CARE EQUIPMENT & SERVICES—2.4%
Fresenius SE & Co. KGaA	14,167	1,310,632

INSURANCE—1.9%
Allianz SE	6,414	613,550
Muenchener Rueckversicherungs
Gesellschaft AG	3,481	427,011
		1,040,561
PHARMACEUTICALS & BIOTECHNOLOGY—1.8%
Bayer AG	15,351	981,481

SOFTWARE & SERVICES—1.1%
SAP AG	10,760	568,882

UTILITIES—0.5%
E.ON AG	12,845	277,133
		4,985,550
HONG KONG—1.5%
TELECOMMUNICATION SERVICES—1.5%
China Mobile Ltd.- ADR	17,352	841,398

ISRAEL—1.4%
PHARMACEUTICALS & BIOTECHNOLOGY—0.7%
Teva Pharmaceutical Industries Ltd.- ADR	8,834	356,540

SOFTWARE & SERVICES—0.7%
Check Point Software Technologies Ltd. (a)	7,739	406,607
		763,147
ITALY—1.3%
ENERGY—1.3%
ENI SpA	32,952	682,796

JAPAN—11.5%
AUTOMOBILES & COMPONENTS—4.6%
Isuzu Motors Ltd.	186,000	860,284
Toyota Motor Corp.	49,700	1,656,236
		2,516,520
BANKS—2.1%
Mitsubishi UFJ Financial Group, Inc.	151,100	641,934
Sumitomo Mitsui Financial Group, Inc.	17,100	476,321
		1,118,255
CAPITAL GOODS—0.5%
Makita Corp.	9,000	291,269

INSURANCE—0.9%
NKSJ Holdings, Inc.	24,850	487,508

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
Tokyo Electron Ltd.	7,300	371,307

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—96.1%, continued
JAPAN—11.5%, continued
SOFTWARE & SERVICES—1.4%
Nintendo Co. Ltd.	3,500	$482,006
Yahoo! Japan Corp.	866	278,916
		760,922
TECHNOLOGY HARDWARE & EQUIPMENT—1.3%
Canon, Inc.	15,500	686,696
		6,232,477
NETHERLANDS—4.9%
COMMERCIAL & PROFESSIONAL SERVICES—1.0%
USG People NV	68,149	565,374

DIVERSIFIED FINANCIALS—0.4%
ING Groep NV, CVA (a)	27,372	196,970

FOOD, BEVERAGE & TOBACCO—2.0%
Unilever NV, CVA	31,395	1,079,618

MATERIALS—0.4%
New World Resources plc, Class A	32,899	226,287

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT—1.1%
ASML Holding NV	14,382	604,486
		2,672,735
NORWAY—2.3%
TELECOMMUNICATION SERVICES—2.3%
Telenor ASA	74,577	1,223,238

SINGAPORE—0.7%
BANKS—0.7%
DBS Group Holdings Ltd.	40,000	355,268

SPAIN—3.8%
BANKS—0.4%
Banco Santander SA	27,700	210,444

ENERGY—2.6%
Repsol YPF SA	45,860	1,408,774

RETAILING—0.8%
Inditex SA	5,301	434,153
		2,053,371
SWEDEN—0.8%
BANKS—0.8%
Swedbank AB, Series A	32,438	420,201

SWITZERLAND—10.1%
CAPITAL GOODS—0.7%
ABB Ltd. (a)	21,028	395,800

COMMERCIAL SERVICES & SUPPLIES—0.3%
Adecco SA (a)	3,974	166,483

CONSUMER DURABLES & APPAREL—1.6%
Swatch Group AG	2,236	836,744

DIVERSIFIED FINANCIALS—0.9%
Credit Suisse Group AG (a)	12,089	284,046
UBS AG (a)	18,217	216,827
		500,873
INSURANCE—1.4%
Zurich Financial Services AG (a)	3,343	$756,295

PHARMACEUTICALS & BIOTECHNOLOGY—5.2%
Novartis AG	24,128	1,379,403
Roche Holding AG	8,507	1,441,834
		2,821,237
		5,477,432
UNITED KINGDOM—27.7%
BANKS—4.3%
Barclays plc	112,877	308,612
HSBC Holdings plc	153,872	1,173,429
Standard Chartered plc	38,819	849,428
		2,331,469
CAPITAL GOODS—2.1%
Ashtead Group plc	171,534	602,047
Travis Perkins plc	42,450	524,432
		1,126,479
COMMERCIAL SERVICES & SUPPLIES—1.7%
Experian plc	48,793	663,415
Intertek Group plc	8,421	266,133
		929,548
CONSUMER DURABLES & APPAREL—2.2%
Burberry Group plc	31,806	585,327
Persimmon plc	86,643	632,416
		1,217,743
ENERGY—5.9%
BG Group plc	40,384	863,291
BP plc	99,224	709,607
Royal Dutch Shell plc, Class A	43,968	1,618,973
		3,191,871
ENERGY EQUIPMENT & SERVICES—0.6%
Subsea 7 SA (a)	17,896	332,136

MATERIALS—3.6%
BHP Billiton plc	24,496	714,244
Rio Tinto plc	8,643	419,456
Xstrata plc	51,970	789,338
		1,923,038
MEDIA—0.9%
WPP plc	45,956	482,102

PHARMACEUTICALS & BIOTECHNOLOGY—2.0%
GlaxoSmithKline plc	48,007	1,097,075

RETAILING—0.9%
Kingfisher plc	121,133	471,616

TELECOMMUNICATION SERVICES—3.5%
Vodafone Group plc	673,471	1,871,116
		14,974,193
TOTAL COMMON STOCKS		52,006,007

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Fund	December 31, 2011

	PRINCIPAL
	AMOUNT/	FAIR
	SHARES	VALUE
CORPORATE NOTES—1.6%
DEVELOPMENT AUTHORITIES—1.6%
Everence Community Investment, Inc.,
0.52%, 12/15/12+(b)	$343,000	$339,009
Everence Community Investment, Inc.,
0.78%, 12/15/13+(b)	256,000	253,678
Everence Community Investment, Inc.,
0.78%, 12/15/14+(b)	256,000	253,678
TOTAL CORPORATE NOTES		846,365

SHORT TERM INVESTMENT—1.5%
INVESTMENT COMPANY—1.5%
JPMorgan U.S. Government Money
Market Fund, Agency Shares	828,235	828,235

TOTAL INVESTMENTS (Cost*
$48,237,735)—99.2%		$53,680,607
Other assets in excess of liabilities — 0.8%		364,588
NET ASSETS—100%		$54,045,195

+	Variable rate security. Rates presented are the rates in effect at December 31, 2011.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.52%	343,000	12/2009
Everence Community Investment, Inc.	0.78%	256,000	12/2009
Everence Community Investment, Inc.	0.78%	256,000	12/2009

At December 31, 2011, these securities had an aggregate market value of $846,365, representing 1.6% of net assets.

*	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt
CVA	— Dutch Certificate
plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis International Index Fund
Annual report to shareholders
Portfolio Managers’ letter (unaudited)

The past year proved to be yet another volatile year for global equity markets. Foreign developed and emerging markets were relatively flat for the first seven months of the year. In August, once the European debt crisis began to unfold, the markets started to tumble, reflecting a diminished appetite by investors for risky assets.

With weak markets as backdrop, the Fund’s Class A shares (without load) lost 16.54 percent during the one year period ended December 31, 2011. The MSCI All Country World ex-U.S. Index, the Fund’s benchmark, finished the year with a negative 13.71 percent return.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex-U.S. Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the fund to perform in line with the benchmark before fees.

During the period, the Fund underperformed its index by 2.83 percent net of fees and 1.18 percent gross of fees. The 1.18 percent underperformance can be explained by slightly different weights versus the benchmark in industries, such as a lower weighting in food and tobacco as well as risk factors, such as a slight emphasis on lower momentum stocks versus the benchmark. In addition, stock-specific risk not explained by industries or factors contributed to a little more than half of the total underperformance gross of fees. Given the limitations previously identified, the results were consistent with forecasted tracking error, a measure of variability of returns relative to the benchmark.

Ran Lesham
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Patrick Geddes
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio manager as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund
Performance Review

Growth of $10,000 investment from 12/31/10 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/11, and includes the reinvestment of dividends and capital gains.

	One	One	Expense
	Inception	Year	Ratio**
	Date	Ended	Gross / Net
International Index Fund
Class A (Without Load)	12/31/10	-16.54%	1.67%	1.65%
Class A *	12/31/10	-20.89%
Class I	12/31/10	-16.05%	0.96%	0.96%
MSCI All Country World Index ex-US1		-13.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*           The total return figures shown reflect the maximum sales charge applicable to Class A.
**        Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1                 The MSCI All Country World Index ex-US is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%
ARGENTINA—0.1%
COMMERCIAL BANKS—0.1%
Banco Macro SA- ADR	94	$1,833
BBVA Banco Frances SA- ADR	8,475	41,273
		43,106
DIVERSIFIED TELECOMMUNICATION SERVICES—0.0%**
Telecom Argentina SA- ADR	1,459	26,087
		69,193
AUSTRALIA—5.4%
BANKS—0.2%
Commonwealth Bank of Australia	2,579	129,832

BIOTECHNOLOGY—0.2%
CSL Ltd.	2,163	70,794
CSL Ltd.- ADR	3,812	62,059
		132,853
CAPITAL MARKETS—0.1%
Macquarie Group Ltd.	463	11,266
Macquarie Group Ltd.- ADR	1,947	47,312
		58,578
CHEMICALS—0.1%
Orica Ltd.	1,786	44,280

COMMERCIAL BANKS—1.9%
Australia & New Zealand Banking Group
Ltd.- ADR	19,766	411,528
National Australia Bank Ltd.- ADR	17,077	408,653
Westpac Banking Corp.- ADR	4,270	437,248
		1,257,429
CONTAINERS & PACKAGING—0.2%
Amcor Ltd.	3,344	24,660
Amcor Ltd.- ADR	3,211	94,724
		119,384
FOOD & STAPLES RETAILING—0.1%
Woolworths Ltd.	3,078	79,019

INSURANCE—0.1%
Suncorp Group Ltd.	5,969	51,161

METALS & MINING—2.1%
Alumina Ltd.- ADR	30,755	141,781
BHP Billiton Ltd.- ADR	15,356	1,084,594
Newcrest Mining Ltd.- ADR	6,768	205,138
		1,431,513
OIL, GAS & CONSUMABLE FUELS—0.4%
Origin Energy Ltd.	4,010	54,713
Woodside Petroleum Ltd.	2,190	68,587
Woodside Petroleum Ltd.- ADR	5,045	158,413
		281,713
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0%**
Westfield Group REIT	4,207	33,606
		3,619,368
AUSTRIA—0.1%
COMMERCIAL BANKS—0.1%
Erste Group Bank AG	757	13,381
Erste Group Bank AG- ADR	6,494	56,173
		69,554
BELGIUM—0.3%
FOOD & STAPLES RETAILING—0.3%
Delhaize Group SA- ADR	3,820	$214,913

BRAZIL—3.6%
BANKS—0.4%
Banco Bradesco SA- ADR	14,911	248,716

CHEMICALS—0.1%
Braskem SA- ADR	4,460	62,886

COMMERCIAL BANKS—0.4%
Banco do Brasil SA- ADR	3,372	42,487
Itau Unibanco Holding SA- ADR	13,110	243,322
		285,809
ELECTRIC UTILITIES—0.5%
Cia Energetica de Minas Gerais- ADR	10,490	186,617
Cia Paranaense de Energia- ADR	3,096	64,954
CPFL Energia SA- ADR	3,666	103,418
		354,989
FOOD & STAPLES RETAILING—0.2%
Cia Brasileira de Distribuicao Grupo
Pao de Acucar- ADR	4,117	149,982

FOOD PRODUCTS—0.3%
BRF - Brasil Foods SA- ADR	10,945	213,975

METALS & MINING—0.7%
Cia Siderurgica Nacional SA- ADR	3,783	30,945
Gerdau SA- ADR	3,330	26,008
Vale SA- ADR	17,525	375,911
		432,864
OIL, GAS & CONSUMABLE FUELS—0.8%
OGX Petroleo e Gas Participacoes
SA- ADR (a)	9,914	72,273
Petroleo Brasileiro SA- ADR	15,443	383,758
Ultrapar Participacoes SA- ADR	5,554	95,529
		551,560
WATER UTILITIES—0.2%
Cia de Saneamento Basico do Estado
de Sao Paulo- ADR (a)	1,622	90,264
		2,391,045
CANADA—8.4%
AUTO COMPONENTS—0.2%
Magna International, Inc.	3,617	120,482

CHEMICALS—0.8%
Agrium, Inc.	2,526	169,520
Methanex Corp.	3,910	89,226
Potash Corp of Saskatchewan, Inc.	6,056	249,992
		508,738
COMMERCIAL BANKS—2.0%
Bank of Montreal	4,663	255,579
Bank of Nova Scotia	4,462	222,252
Canadian Imperial Bank of Commerce	1,803	130,483
Royal Bank of Canada	6,893	351,267
Toronto-Dominion Bank	4,675	349,737
		1,309,318
COMMERCIAL SERVICES & SUPPLIES—0.0%**
Progressive Waste Solutions Ltd.	790	15,476

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
CANADA—8.4%, continued
HOTELS, RESTAURANTS & LEISURE—0.3%
Tim Hortons, Inc.	3,707	$179,493

INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS—0.3%
TransAlta Corp.	10,165	209,602

INSURANCE—0.3%
Manulife Financial Corp.	10,283	109,205
Sun Life Financial, Inc.	3,504	64,894
		174,099
MATERIALS—0.0%**
Agnico-Eagle Mines Ltd.	912	33,124

MEDIA—0.1%
Shaw Communications, Inc., Class B	4,332	86,077

METALS & MINING—0.9%
Barrick Gold Corp.	5,488	248,332
Eldorado Gold Corp.	6,382	87,497
Kinross Gold Corp.	4,398	50,137
Taseko Mines Ltd. (a)	7,158	19,542
Teck Resources Ltd., Class B	5,519	194,214
Thompson Creek Metals Co., Inc. (a)	4,395	30,589
		630,311
OIL, GAS & CONSUMABLE FUELS—2.3%
Advantage Oil & Gas Ltd. (a)	8,265	34,217
Canadian Natural Resources Ltd.	7,690	287,375
Cenovus Energy, Inc.	8,298	275,494
Enbridge, Inc.	9,924	371,257
Encana Corp.	6,563	121,612
Nexen, Inc.	4,747	75,525
Penn West Petroleum Ltd.	1,667	33,007
Suncor Energy, Inc.	9,224	265,928
Talisman Energy, Inc.	8,318	106,054
		1,570,469
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
Brookfield Asset Management, Inc., Class A	10,492	288,320

ROAD & RAIL—0.8%
Canadian National Railway Co.	4,449	349,514
Canadian Pacific Railway Ltd.	2,299	155,573
		505,087
		5,630,596
CHILE—0.6%
AIRLINES—0.1%
Lan Airlines SA- ADR	3,234	75,158

BEVERAGES—0.1%
Embotelladora Andina SA, Class B- ADR	2,340	60,910

CHEMICALS—0.3%
Sociedad Quimica y Minera de Chile
SA- ADR	4,115	221,593

COMMERCIAL BANKS—0.1%
Corpbanca- ADR	3,709	73,772
		431,433
CHINA—1.9%
AIRLINES—0.2%
China Eastern Airlines Corp. Ltd.- ADR (a)	2,802	$49,764
China Southern Airlines Co. Ltd.- ADR (a)	3,560	90,602
		140,366
CHEMICALS—0.1%
Sinopec Shanghai Petrochemical
Co. Ltd.- ADR	1,403	46,411

COMMERCIAL BANKS—0.3%
China Construction Bank Corp.- ADR	16,143	225,033

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Telecom Corp. Ltd.- ADR	2,843	162,421

INSURANCE—0.6%
China Life Insurance Co. Ltd.- ADR	10,166	375,837

INTERNET SOFTWARE & SERVICES—0.4%
Tencent Holdings Ltd.- ADR	12,651	254,791

ROAD & RAIL—0.1%
Guangshen Railway Co. Ltd.- ADR	5,665	99,931
		1,304,790
COLOMBIA—0.6%
COMMERCIAL BANKS—0.2%
BanColombia SA- ADR	2,860	170,342

OIL, GAS & CONSUMABLE FUELS—0.4%
Ecopetrol SA- ADR	5,333	237,425
		407,767
DENMARK—0.7%
COMMERCIAL BANKS—0.1%
Danske Bank A/S (a)	3,457	43,910
Danske Bank A/S- ADR (a)	6,614	41,668
		85,578
PHARMACEUTICALS—0.6%
Novo Nordisk A/S- ADR	3,470	399,952
		485,530
FINLAND—0.2%
COMMUNICATIONS EQUIPMENT—0.1%
Nokia OYJ- ADR	10,739	51,762

PAPER & FOREST PRODUCTS—0.1%
Stora Enso OYJ- ADR	11,880	70,567
		122,329
FRANCE—5.2%
AUTO COMPONENTS—0.3%
Cie Generale des Etablissements
Michelin- ADR	6,835	80,106
Cie Generale des Etablissements
Michelin, Class B	1,074	63,490
Valeo SA- ADR	2,914	57,639
		201,235
CAPITAL GOODS—0.1%
Cie de Saint-Gobain	1,071	41,120

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
FRANCE—5.2%, continued
COMMERCIAL BANKS—0.6%
BNP Paribas SA- ADR	11,326	$222,556
Credit Agricole SA	5,199	29,337
Societe Generale SA- ADR	27,285	118,963
		370,856
CONSTRUCTION & ENGINEERING—0.2%
Bouygues SA	956	30,122
Vinci SA- ADR	12,602	136,858
		166,980
CONSTRUCTION MATERIALS—0.1%
Lafarge SA	430	15,115
Lafarge SA- ADR	6,876	59,684
		74,799
DIVERSIFIED FINANCIAL SERVICES—0.0%**
Credit Agricole SA- ADR	11,953	32,751

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
France Telecom SA- ADR	14,895	233,256
Vivendi SA	2,408	52,732
		285,988
ELECTRICAL EQUIPMENT—0.4%
Schneider Electric SA	914	48,122
Schneider Electric SA- ADR	18,000	189,180
		237,302
ENERGY EQUIPMENT & SERVICES—0.7%
Cie Generale de Geophysique - Veritas-
ADR (a)	8,845	205,381
Technip SA- ADR	10,744	253,558
		458,939
FOOD & STAPLES RETAILING—0.3%
Carrefour SA- ADR	46,315	207,491

FOOD PRODUCTS—0.7%
Danone SA- ADR	38,055	481,015

HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
Cie Generale d’Optique Essilor
International SA	900	63,541

INSURANCE—0.3%
AXA SA- ADR	15,563	200,140

MEDIA—0.2%
Publicis Groupe SA- ADR	5,226	119,519

MULTI-UTILITIES—0.2%
GDF Suez- ADR	1,918	52,112
Veolia Environnement SA- ADR	6,669	73,693
		125,805
PERSONAL PRODUCTS—0.4%
L’Oreal SA	382	39,899
L’Oreal SA- ADR	11,470	238,920
		278,819
SOFTWARE—0.2%
Dassault Systemes SA- ADR	1,484	119,328
		3,465,628
GERMANY—5.7%
AIR FREIGHT & LOGISTICS—0.2%
Deutsche Post AG	8,337	$128,187

AIRLINES—0.1%
Deutsche Lufthansa AG- ADR	6,684	78,737

AUTOMOBILES—0.5%
Bayerische Motoren Werke AG- ADR	16,181	359,704

CAPITAL MARKETS—0.3%
Deutsche Bank AG	6,317	239,162

CHEMICALS—0.7%
BASF SE- ADR	7,020	489,505

CONSUMER DURABLES & APPAREL—0.1%
Adidas AG	717	46,640

DIVERSIFIED FINANCIALS—0.2%
Deutsche Boerse AG (a)	1,237	66,160
Deutsche Boerse AG- ADR	10,140	55,770
		121,930
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Deutsche Telekom AG- ADR	17,448	199,779

HEALTH CARE PROVIDERS & SERVICES—0.5%
Fresenius Medical Care AG & Co. KGaA- ADR	4,618	313,932

INSURANCE—0.8%
Allianz SE- ADR	32,610	308,817
Muenchener Rueckversicherungs AG- ADR	12,150	149,202
Muenchener Rueckversicherungs
Gesellschaft AG	763	93,596
		551,615
MACHINERY—0.2%
MAN SE	1,327	117,990
MAN SE- ADR	5,576	49,729
		167,719
MULTI-UTILITIES—0.1%
RWE AG- ADR	1,927	67,310

PHARMACEUTICALS—0.5%
Bayer AG- ADR	4,941	315,236

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT—0.1%
Infineon Technologies AG- ADR	5,899	44,301

SOFTWARE—0.7%
SAP AG- ADR	8,579	454,258

TEXTILES, APPAREL & LUXURY GOODS—0.3%
Adidas AG- ADR	4,712	153,658
Puma SE	105	30,577
		184,235
TRUCKING—0.1%
Deutsche Post AG- ADR	3,960	61,063
		3,823,313
GREECE—0.1%
BEVERAGES—0.1%
Coca Cola Hellenic Bottling Co. SA- ADR (a)	3,160	52,582

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
HONG KONG—3.4%
COMMERCIAL BANKS—0.4%
BOC Hong Kong Holdings Ltd.	41,500	$98,318
BOC Hong Kong Holdings Ltd.- ADR	1,754	82,719
Hang Seng Bank Ltd.	4,200	49,833
		230,870
DISTRIBUTORS—0.1%
Li & Fung Ltd.	12,000	22,218
Li & Fung Ltd.- ADR	12,287	45,093
		67,311
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
China Unicom Hong Kong Ltd.- ADR	18,054	381,481

INDUSTRIAL CONGLOMERATES—0.3%
Jardine Matheson Holdings Ltd.	751	35,334
Jardine Matheson Holdings Ltd.- ADR	3,366	159,919
		195,253
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
Hang Lung Properties Ltd.	11,000	31,300
Henderson Land Development Co. Ltd.	8,000	39,760
Sun Hung Kai Properties Ltd.	11,000	137,879
Sun Hung Kai Properties Ltd.- ADR	11,170	139,625
Swire Pacific Ltd., Series A	6,500	78,461
Swire Pacific Ltd., Series A- ADR	19,254	231,048
Wharf Holdings Ltd.	8,000	36,155
		694,228
SPECIALTY RETAIL—0.0%**
Esprit Holdings Ltd.	2,500	3,225
Esprit Holdings Ltd.- ADR	4,499	11,248
		14,473
TELECOMMUNICATION SERVICES—1.0%
China Mobile Ltd.- ADR	14,334	695,056
		2,278,672
HUNGARY—0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Magyar Telekom Telecommunications plc- ADR	11,582	122,769

INDIA—1.8%
BANKS—0.4%
ICICI Bank Ltd.- ADR	9,235	244,081

COMMERCIAL BANKS—0.5%
HDFC Bank Ltd.- ADR	11,833	310,971

IT SERVICES—0.5%
Infosys Ltd.- ADR	4,655	239,174
Wipro Ltd.- ADR	12,002	122,301
		361,475
METALS & MINING—0.2%
Sterlite Industries India Ltd.- ADR	23,169	160,561

PHARMACEUTICALS—0.2%
Dr. Reddy’s Laboratories Ltd.- ADR	3,670	108,008
		1,185,096
INDONESIA—0.9%
COMMERCIAL BANKS—0.4%
PT Bank Mandiri- ADR	34,457	251,536

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telekomunikasi Indonesia Tbk PT- ADR	5,638	$173,312

MACHINERY—0.3%
United Tractors Tbk PT- ADR	3,427	198,972
		623,820
IRELAND—1.3%
COMMERCIAL SERVICES & SUPPLIES—0.3%
Experian plc	3,191	43,387
Experian plc- ADR	12,244	166,151
		209,538
CONSTRUCTION MATERIALS—0.2%
CRH plc- ADR	5,815	115,253

MEDIA—0.2%
WPP plc- ADR	2,532	132,246

PHARMACEUTICALS—0.6%
Elan Corp. plc- ADR (a)	10,509	144,394
Shire plc- ADR	2,266	235,437
		379,831
		836,868
ISRAEL—0.6%
PHARMACEUTICALS—0.4%
Teva Pharmaceutical Industries Ltd.- ADR	6,936	279,937

SOFTWARE—0.2%
Check Point Software Technologies Ltd. (a)	2,576	135,343

WIRELESS TELECOMMUNICATION SERVICES—0.0%**
Partner Communications Co. Ltd.- ADR	993	8,778
		424,058
ITALY—1.3%
BANKS—0.0%**
UniCredit SpA	1,478	12,281

COMMERCIAL BANKS—0.1%
Intesa Sanpaolo SpA	4,425	7,411
Intesa Sanpaolo SpA- ADR	4,639	46,111
		53,522
ELECTRIC UTILITIES—0.1%
Enel SpA	9,543	38,832

INSURANCE—0.0%**
Assicurazioni Generali SpA	2,092	31,489

OIL, GAS & CONSUMABLE FUELS—0.8%
ENI SpA- ADR	12,492	515,545

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Luxottica Group SpA- ADR	6,042	168,753

TRANSPORTATION INFRASTRUCTURE—0.1%
Atlantia SpA	2,222	35,574
		855,996

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
JAPAN—14.5%
AUTO COMPONENTS—0.4%
Bridgestone Corp.	1,656	$37,544
Bridgestone Corp.- ADR	426	19,170
Denso Corp.	4,700	129,819
Denso Corp.- ADR	6,048	82,676
		269,209
AUTOMOBILES—2.1%
Honda Motor Co. Ltd.- ADR	17,326	529,309
Nissan Motor Co. Ltd.- ADR	15,548	276,444
Toyota Motor Corp.- ADR	8,625	570,371
		1,376,124
BUILDING PRODUCTS—0.2%
Asahi Glass Co. Ltd.	3,000	25,179
Asahi Glass Co. Ltd.- ADR	16,078	132,804
		157,983
CAPITAL GOODS—0.2%
Makita Corp.	600	19,418
Makita Corp.- ADR	3,753	121,410
		140,828
CAPITAL MARKETS—0.3%
Daiwa Securities Group, Inc.	16,000	49,890
Daiwa Securities Group, Inc.- ADR	27,761	87,169
Nomura Holdings, Inc.- ADR	26,917	80,213
		217,272
CHEMICALS—0.3%
Nitto Denko Corp.	500	17,890
Nitto Denko Corp.- ADR	2,830	100,550
Shin-Etsu Chemical Co. Ltd.	800	39,392
Sumitomo Chemical Co. Ltd.	7,000	25,555
Toray Industries, Inc.	6,000	42,952
		226,339
COMMERCIAL BANKS—1.4%
Mitsubishi UFJ Financial Group, Inc.- ADR	114,193	478,469
Mizuho Financial Group, Inc.- ADR	37,946	101,695
Sumitomo Mitsui Financial Group, Inc.- ADR	53,820	296,548
Sumitomo Mitsui Trust Holdings, Inc.	2,980	8,750
Sumitomo Mitsui Trust Holdings, Inc.- ADR	9,732	27,639
		913,101
COMMERCIAL SERVICES & SUPPLIES—0.7%
Dai Nippon Printing Co. Ltd.	50,000	480,707
Dai Nippon Printing Co. Ltd.- ADR	37	350
		481,057
COMPUTERS & PERIPHERALS—0.1%
Fujitsu Ltd.	2,000	10,394
Fujitsu Ltd.- ADR	1,240	32,054
Seiko Epson Corp.	600	7,974
Seiko Epson Corp.- ADR	5,156	33,617
		84,039
CONSTRUCTION & ENGINEERING—0.1%
JGC Corp.	2,000	48,019
Obayashi Corp.	9,000	39,989
		88,008
DIVERSIFIED FINANCIAL SERVICES—0.3%
ORIX Corp.	230	19,005
ORIX Corp.- ADR	4,868	199,344
		218,349
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Nippon Telegraph & Telephone Corp.- ADR	8,468	$214,494

ELECTRIC UTILITIES—0.1%
Chubu Electric Power Co., Inc.	1,800	33,605
Tohoku Electric Power Co., Inc.	2,200	21,123
Tokyo Electric Power Co., Inc. (a)	2,400	5,706
		60,434
ELECTRICAL EQUIPMENT—0.4%
Nidec Corp.- ADR	10,848	234,100

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
FUJIFILM Holdings Corp.- ADR	3,926	91,319
Hoya Corp.	2,800	60,314
Hoya Corp.- ADR	1,734	37,420
Kyocera Corp.	700	56,295
Kyocera Corp.- ADR	620	49,482
Murata Manufacturing Co. Ltd.	500	25,692
		320,522
HEALTH CARE EQUIPMENT & SUPPLIES—0.0%**
Terumo Corp.	600	28,258

HOUSEHOLD DURABLES—0.9%
Panasonic Corp.- ADR	18,555	155,676
Sekisui House Ltd.	2,000	17,747
Sekisui House Ltd.- ADR	12,610	109,833
Sharp Corp.	10,000	87,437
Sharp Corp.- ADR	3,930	34,270
Sony Corp.- ADR	12,560	226,582
		631,545
INSURANCE—0.3%
MS&AD Insurance Group Holdings- ADR	15,706	142,768
Tokio Marine Holdings, Inc.- ADR	1,609	35,398
		178,166
INTEGRATED TELECOMMUNICATION SERVICES—0.2%
KDDI Corp.- ADR	9,600	154,560

MACHINERY—1.1%
FANUC Corp.- ADR	18,354	464,356
Kubota Corp.- ADR	5,155	214,242
SMC Corp.	300	48,409
		727,007
MARINE—0.1%
Nippon Yusen KK- ADR	7,243	37,301

METALS & MINING—0.1%
Nippon Steel Corp.	13,000	32,428
Sumitomo Metal Mining Co. Ltd.	4,000	51,397
		83,825
OFFICE ELECTRONICS—0.5%
Canon, Inc.- ADR	7,331	322,857

PERSONAL PRODUCTS—0.7%
Kao Corp.- ADR	10,519	286,117
Shiseido Co. Ltd.- ADR	10,527	190,854
		476,971

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
JAPAN—14.5%, continued
PHARMACEUTICALS—0.8%
Astellas Pharma, Inc.	2,600	$105,730
Astellas Pharma, Inc.- ADR	2,174	87,764
Daiichi Sankyo Co. Ltd.	1,700	33,704
Takeda Pharmaceutical Co. Ltd.	2,100	92,218
Takeda Pharmaceutical Co. Ltd.- ADR	10,224	225,439
		544,855
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
Daiwa House Industry Co. Ltd.- ADR	1,547	183,025
Mitsubishi Estate Co. Ltd.	7,000	104,586
Mitsubishi Estate Co. Ltd.- ADR	7,140	106,315
Mitsui Fudosan Co. Ltd.	2,000	29,154
Sumitomo Realty & Development Co. Ltd.	2,000	35,027
		458,107
ROAD & RAIL—0.5%
Central Japan Railway Co.	5	42,224
East Japan Railway Co.	290	18,462
East Japan Railway Co.- ADR	21,954	229,419
Keikyu Corp.	5,000	44,888
		334,993
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT—0.0%**
Advantest Corp.- ADR	323	3,056
Rohm Co. Ltd.- ADR	602	13,870
		16,926
SOFTWARE—0.1%
Nintendo Co. Ltd.- ADR	4,016	68,031

TECHNOLOGY HARDWARE & EQUIPMENT—0.1%
TDK Corp.	200	8,861
TDK Corp.- ADR	576	25,309
		34,170

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Wacoal Holdings Corp.- ADR	2,019	131,881

TRADING COMPANIES & DISTRIBUTORS—0.4%
Mitsui & Co. Ltd.- ADR	800	247,600

WIRELESS TELECOMMUNICATION SERVICES—0.4%
NTT DoCoMo, Inc.- ADR	11,000	201,850
Softbank Corp.	1,300	38,289
		240,139
		9,719,051
JERSEY—0.2%
METALS & MINING—0.2%
Randgold Resources Ltd.- ADR	1,091	111,391

MEXICO—1.6%
BEVERAGES—0.3%
Coca-Cola Femsa SAB de CV- ADR	1,960	186,611

CONSTRUCTION & ENGINEERING—0.0%**
Empresas ICA SAB de CV- ADR (a)	5,565	26,601

CONSTRUCTION MATERIALS—0.1%
Cemex SAB de CV- ADR (a)	14,990	80,796

FOOD & STAPLES RETAILING—0.3%
Wal-Mart de Mexico SAB de CV- ADR	6,638	181,815

MEDIA—0.3%
Grupo Televisa SAB- ADR	8,430	$177,536

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico SAB de CV- ADR	2,949	99,558

WIRELESS TELECOMMUNICATION SERVICES—0.4%
America Movil SAB de CV, Series L- ADR	12,573	284,150
		1,037,067
NETHERLANDS—4.4%
AIR FREIGHT & LOGISTICS—0.0%**
PostNL NV	667	2,124
PostNL NV- ADR	1,500	4,755
TNT Express NV	667	4,984
TNT Express NV- ADR	1,509	11,106
		22,969
CHEMICALS—0.2%
Akzo Nobel NV- ADR	2,998	144,803

DIVERSIFIED FINANCIAL SERVICES—0.3%
ING Groep NV- ADR (a)	26,134	187,381

FOOD & STAPLES RETAILING—0.3%
Koninklijke Ahold NV- ADR	17,207	231,434

FOOD PRODUCTS—0.3%
Unilever NV - NY Registry Shares	5,040	173,225

INDUSTRIAL CONGLOMERATES—0.4%
Koninklijke Philips Electronics NV	13,992	293,132

INSURANCE—0.1%
Aegon NV (a)	17,021	68,424

LIFE SCIENCES TOOLS & SERVICES—0.3%
QIAGEN NV (a)	12,181	168,220

MEDIA—0.1%
Wolters Kluwer NV	954	16,490
Wolters Kluwer NV- ADR	4,559	78,050
		94,540
OIL, GAS & CONSUMABLE FUELS—2.2%
Royal Dutch Shell plc, Class A- ADR	19,665	1,437,315

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT—0.2%
ASML Holding NV - NY Registry Shares	2,915	121,818
		2,943,261
NORWAY—1.1%
CHEMICALS—0.3%
Yara International ASA- ADR	4,876	194,309

METALS & MINING—0.2%
Norsk Hydro ASA	13,975	64,818
Norsk Hydro ASA- ADR	13,201	60,065
		124,883
OIL, GAS & CONSUMABLE FUELS—0.6%
Statoil ASA- ADR	16,927	433,500
		752,692

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
PERU—0.2%
METALS & MINING—0.2%
Cia de Minas Buenaventura SA- ADR	3,621	$138,829

PORTUGAL—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Portugal Telecom SGPS SA- ADR	11,106	64,082

ELECTRIC UTILITIES—0.0%**
EDP - Energias de Portugal SA	10,966	33,935
		98,017
RUSSIA—0.7%
WIRELESS TELECOMMUNICATION SERVICES—0.7%
Mobile Telesystems OJSC- ADR	30,270	444,364

SINGAPORE—2.0%
BANKS—0.1%
DBS Group Holdings Ltd.	6,656	59,117

COMMERCIAL BANKS—1.1%
DBS Group Holdings Ltd.- ADR	9,299	329,371
United Overseas Bank Ltd.	5,187	61,066
United Overseas Bank Ltd.- ADR	14,915	351,397
		741,834
DIVERSIFIED TELECOMMUNICATION
SERVICES—0.3%
Singapore Telecommunications Ltd.	24,000	57,176
Singapore Telecommunications Ltd.- ADR	5,834	139,374
		196,550
INDUSTRIAL CONGLOMERATES—0.5%
Keppel Corp. Ltd.- ADR	25,160	358,278
		1,355,779
SOUTH AFRICA—2.0%
COMMERCIAL BANKS—0.2%
Standard Bank Group Ltd.- ADR	5,847	143,778

METALS & MINING—1.0%
AngloGold Ashanti Ltd.- ADR	6,543	277,750
Gold Fields Ltd.- ADR	5,538	84,455
Harmony Gold Mining Co. Ltd.- ADR	15,958	185,751
Impala Platinum Holdings Ltd.- ADR	4,489	92,518
		640,474
OIL, GAS & CONSUMABLE FUELS—0.4%
Sasol Ltd.- ADR	6,092	288,761

WIRELESS TELECOMMUNICATION SERVICES—0.4%
MTN Group Ltd.- ADR	13,825	244,702
		1,317,715
SOUTH KOREA—2.7%
COMMERCIAL BANKS—1.2%
KB Financial Group, Inc.- ADR	9,707	304,218
Shinhan Financial Group Co. Ltd.- ADR	4,718	321,815
Woori Finance Holdings Co. Ltd.- ADR	6,203	151,477
		777,510
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
KT Corp.- ADR	12,858	201,099

ELECTRONIC EQUIPMENT, INSTRUMENTS
& COMPONENTS—0.3%
LG Display Co. Ltd.- ADR	16,866	177,599

METALS & MINING—0.5%
POSCO- ADR	4,454	$365,673

WIRELESS TELECOMMUNICATION SERVICES—0.4%
SK Telecom Co. Ltd.- ADR	21,403	291,295
		1,813,176
SPAIN—2.7%
COMMERCIAL BANKS—1.0%
Banco Bilbao Vizcaya Argentaria SA- ADR	30,234	259,105
Banco Santander SA- ADR	53,071	399,094
		658,199
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
Telefonica SA- ADR	25,429	437,125

ELECTRIC UTILITIES—0.3%
Iberdrola SA- ADR	8,213	197,933

METALS & MINING—0.0%**
Acerinox SA	2,098	26,909

OIL, GAS & CONSUMABLE FUELS—0.6%
Repsol YPF SA- ADR	13,760	419,818

RETAILING—0.1%
Inditex SA	678	55,528
		1,795,512
SWEDEN—1.7%
COMMUNICATIONS EQUIPMENT—0.4%
Telefonaktiebolaget LM Ericsson- ADR	24,127	244,406

MACHINERY—0.8%
Atlas Copco AB- ADR	7,261	155,748
Atlas Copco AB, Class A	7,174	154,278
Sandvik AB	7,901	96,954
Sandvik AB- ADR	9,009	109,910
		516,890
PAPER & FOREST PRODUCTS—0.1%
Svenska Cellulosa AB, Class B	4,800	71,142

RETAILING—0.1%
Hennes & Mauritz AB (H&M), Class B	1,624	52,222

SPECIALTY RETAIL—0.3%
Hennes & Mauritz AB- ADR	38,425	244,383
		1,129,043
SWITZERLAND—6.6%
CAPITAL MARKETS—0.9%
Credit Suisse Group AG- ADR	9,044	212,353
Julius Baer Group Ltd. (a)	936	36,611
UBS AG (a)	30,219	357,491
		606,455
CHEMICALS—0.5%
Syngenta AG- ADR (a)	6,200	365,428

COMPUTERS & PERIPHERALS—0.1%
Logitech International SA (a)	6,216	48,360

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Swisscom AG- ADR	4,870	184,670

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
SWITZERLAND—6.6%, continued
ELECTRICAL EQUIPMENT—0.9%
ABB Ltd.- ADR (a)	33,319	$627,397

INSURANCE—0.7%
Swiss Re AG (a)	2,040	103,965
Zurich Financial Services AG- ADR (a)	15,220	345,190
		449,155
METALS & MINING—0.5%
Xstrata plc- ADR	106,960	316,602

PHARMACEUTICALS—2.4%
Novartis AG- ADR	16,695	954,453
Roche Holding AG- ADR	15,944	678,417
		1,632,870
PROFESSIONAL SERVICES—0.0%**
Adecco SA (a)	710	29,744

TRADING COMPANIES & DISTRIBUTORS—0.3%
Wolseley plc	581	19,237
Wolseley plc- ADR	45,040	146,380
		165,617
		4,426,298
TAIWAN—2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Chunghwa Telecom Co. Ltd.- ADR	1,055	35,110

ELECTRONIC EQUIPMENT, INSTRUMENTS
& COMPONENTS—0.2%
AU Optronics Corp.- ADR	36,684	158,475

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.0%
Advanced Semiconductor Engineering,
Inc.- ADR	57,229	248,374
Siliconware Precision Industries Co.- ADR	37,265	162,476
Taiwan Semiconductor Manufacturing
Co. Ltd.- ADR	55,923	721,966
United Microelectronics Corp.- ADR	112,138	239,975
		1,372,791
		1,566,376
TURKEY—0.2%
COMMERCIAL BANKS—0.2%
Turkiye Garanti Bankasi AS- ADR	44,384	138,034

UNITED KINGDOM—12.5%
CAPITAL MARKETS—0.0%**
Man Group plc	3,940	7,691
Man Group plc- ADR	7,608	14,684
		22,375
COMMERCIAL BANKS—1.3%
Barclays plc- ADR	10,131	111,340
HSBC Holdings plc- ADR	19,343	736,968
Lloyds Banking Group plc- ADR (a)	19,484	30,590
		878,898
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
BT Group plc- ADR	3,811	112,958

ELECTRIC UTILITIES—0.3%
SSE plc- ADR	10,880	218,579

ENERGY EQUIPMENT & SERVICES—0.1%
Subsea 7 SA- ADR (a)	2,434	$45,297

FOOD & STAPLES RETAILING—0.4%
J Sainsbury plc	4,806	22,608
J Sainsbury plc- ADR	11,869	221,357
WM Morrison Supermarkets plc	7,868	39,858
		283,823
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
Smith & Nephew plc- ADR	2,331	112,238

HOTELS, RESTAURANTS & LEISURE—0.4%
Carnival plc- ADR	1,539	50,679
Compass Group plc- ADR	22,238	210,816
		261,495
HOUSEHOLD PRODUCTS—0.3%
Reckitt Benckiser Group plc	1,019	50,324
Reckitt Benckiser Group plc- ADR	16,130	158,719
		209,043
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS—0.2%
International Power plc	4,881	25,561
International Power plc- ADR	1,872	97,718
		123,279
INSURANCE—0.3%
Aviva plc	6,027	28,155
Prudential plc- ADR	9,831	194,064
		222,219
MATERIALS—0.1%
Antofagasta plc	3,335	62,928

MEDIA—0.7%
British Sky Broadcasting Group plc	3,176	36,129
British Sky Broadcasting Group plc- ADR	2,267	102,672
Pearson plc- ADR	12,578	237,347
Reed Elsevier plc- ADR	3,719	119,901
		496,049
METALS & MINING—1.2%
Antofagasta plc- ADR	3,393	126,966
Rio Tinto plc- ADR	13,599	665,263
		792,229
MULTILINE RETAIL—0.1%
Marks & Spencer Group plc- ADR	6,941	66,078

MULTI-UTILITIES—0.9%
Centrica plc	7,002	31,459
Centrica plc- ADR	6,310	112,444
National Grid plc- ADR	6,366	308,624
United Utilities Group plc- ADR	7,667	144,676
		597,203
OIL, GAS & CONSUMABLE FUELS—2.3%
BG Group plc- ADR	5,385	576,195
BP plc- ADR	17,559	750,471
Tullow Oil plc	5,148	112,088
Tullow Oil plc- ADR	7,812	83,948
		1,522,702

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis International Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.7%, continued
UNITED KINGDOM—12.5%, continued
PHARMACEUTICALS—1.8%
AstraZeneca plc- ADR	8,910	$412,444
GlaxoSmithKline plc- ADR	17,749	809,887
		1,222,331
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT—0.2%
ARM Holdings plc- ADR	5,285	146,236

SOFTWARE—0.1%
Sage Group plc	3,343	15,274
Sage Group plc- ADR	2,441	44,377
		59,651
SPECIALTY RETAIL—0.2%
Kingfisher plc- ADR	13,881	106,745

WIRELESS TELECOMMUNICATION SERVICES—1.2%
Vodafone Group plc- ADR	28,368	795,155
		8,357,511
UNITED STATES—0.8%
HEALTH CARE TECHNOLOGY—0.2%
SXC Health Solutions Corp. (a)	1,818	102,681

MEDIA—0.1%
Thomson Reuters Corp.	2,653	70,755

METALS & MINING—0.2%
Sims Metal Management Ltd.- ADR	10,460	134,411

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
Brookfield Office Properties, Inc.	13,940	218,022
		525,869

TOTAL INVESTMENTS (Cost* $75,176,140)—98.7%		$66,085,305
Other assets in excess of liabilities — 1.3%		857,633
NET ASSETS—100%		$66,942,938

(a)	Non-income producing securities.
*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	— American Depositary Receipt
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

Praxis Value Index Fund
Annual report to shareholders
Portfolio Manager’s letter (unaudited)

For nearly two years, U.S. equity markets have been on a rally that began in March 2009, when the most acute phases of the credit crisis came to an end. In 2011, however, stock indexes paused. Significant geopolitical events ranging from the Arab Spring to the sovereign debt crisis in Europe to the credit downgrade of the U.S. Treasury caused investors to seek safety. Despite the credit downgrade, billions of dollars flowed to U.S. Treasuries, driving rates lower during the year. Also, to the extent investors sought safety in their stock portfolios, strategies that favored larger, more stable, dividend paying companies generally performed better than broad equity market indexes.

The interconnectedness of the global economy and the effects this phenomenon has had on the increasing correlations between U.S. and international stocks over the last decade has been well documented. In 2011, however, the fates of U.S. and international stock markets diverged, with U.S. stocks delivering flat to modestly positive returns while many of the largest international equity indexes declined for the year.

In the U.S., value style of equity investing marginally underperformed the growth style during 2011. The Praxis Value Index Fund’s Class A shares (without load) declined 3.58 percent versus positive return of 1.24 percent its benchmark, the MSCI Prime Market Value Index. The Fund’s underpeformance can be attributed to strong performance from several companies excluded from the fund, particularly Chevron, ExxonMobil, and Pfizer that generated performance that outpaced the index. While less of an impact, the Fund’s overweight to major banks also detracted from performance, particularly during the first half of the year. By contrast, the Fund’s exclusion of mining company Freeport-McMoran Copper & Gold contributed to performance.

Chad Horning, CFA®
Praxis Value Index Fund Manager

The views expressed are those of the portfolio manager as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund
Performance Review

Growth of $10,000 investment from 12/30/01 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/01 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
		One	Three	Five	Ten	Expense
	Inception	Year	Year	Year	Year	Ratio***
	Date	Ended	Ended	Ended	Ended	Gross / Net
Value Index Fund
Class A (Without Load)		-3.58%	10.27%	-5.61%	0.86%	1.38%	1.38%
Class A *		-8.64%	8.32%	-6.62%	0.31%
Class I **	5/1/06	-2.80%	10.99%	-5.14%	1.13%	0.50%	0.50%
MSCI US Prime Market Value Index1		1.24%	11.50%	-2.32%	3.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*            The total return figures shown reflect the maximum sales charge applicable to Class A.
**          Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.
***       Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1            The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index. The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Value Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.9%
AIRLINES—0.5%
Delta Air Lines, Inc.(a)	10,780	$87,210
Southwest Airlines Co.	10,063	86,139
United Continental Holdings, Inc.(a)	4,220	79,632
		252,981
AUTO COMPONENTS—0.3%
Autoliv, Inc.	1,478	79,058
Lear Corp.	1,715	68,257
		147,315
AUTOMOBILES—0.3%
General Motors Co.(a)	8,898	180,362

BEVERAGES—0.3%
Coca-Cola Enterprises, Inc.	4,031	103,919
Dr. Pepper Snapple Group, Inc.	1,738	68,616
		172,535
BIOTECHNOLOGY—0.5%
Amgen, Inc.	4,057	260,500

BUILDING PRODUCTS—0.1%
Masco Corp.	5,766	60,428

CAPITAL MARKETS—3.5%
Ameriprise Financial, Inc.	2,516	124,894
Bank of New York Mellon Corp.	14,747	293,613
BlackRock, Inc.	1,071	190,895
Goldman Sachs Group, Inc.	5,731	518,254
Invesco Ltd.	6,002	120,580
Legg Mason, Inc.	2,963	71,260
Morgan Stanley	17,185	260,009
Raymond James Financial, Inc.	1,790	55,419
State Street Corp.	5,540	223,318
		1,858,242
CHEMICALS—2.0%
Air Products & Chemicals, Inc.	983	83,742
Airgas, Inc.	1,048	81,828
Ashland, Inc.	1,112	63,562
CF Industries Holdings, Inc.	772	111,924
E.I. du Pont de Nemours & Co.	9,887	452,627
Huntsman Corp.	5,701	57,010
International Flavors & Fragrances, Inc.	1,490	78,106
LyondellBasell Industries NV, Class A	3,478	113,000
		1,041,799
COMMERCIAL BANKS—6.4%
BB&T Corp.	8,292	208,710
CIT Group, Inc.(a)	2,126	74,134
Comerica, Inc.	2,829	72,988
Fifth Third Bancorp	11,090	141,065
Huntington Bancshares, Inc.	10,533	57,826
KeyCorp	12,151	93,441
M&T Bank Corp.	1,320	100,769
PNC Financial Services Group, Inc.	6,056	349,250
Regions Financial Corp.	16,978	73,005
SunTrust Banks, Inc.	5,600	99,120
U.S. Bancorp	21,290	575,894
Wells Fargo & Co.	55,454	1,528,312
Zions Bancorp	2,042	33,244
		3,407,758
COMMERCIAL SERVICES & SUPPLIES—0.8%
Avery Dennison Corp.	2,140	$61,375
Pitney Bowes, Inc.	3,859	71,546
R.R. Donnelley & Sons Co.	3,672	52,987
Waste Management, Inc.	6,946	227,204
		413,112
COMMUNICATIONS EQUIPMENT—0.4%
Motorola Mobility Holdings, Inc.(a)	1,290	50,052
Motorola Solutions, Inc.	3,976	184,049
		234,101
COMPUTERS & PERIPHERALS—1.9%
Dell, Inc.(a)	11,287	165,129
Hewlett-Packard Co.	22,746	585,937
SanDisk Corp.(a)	1,270	62,497
Seagate Technology plc	5,352	87,773
Western Digital Corp.(a)	3,409	105,508
		1,006,844
CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	2,061	81,100

CONSUMER FINANCE—0.9%
Capital One Financial Corp.	5,236	221,430
Discover Financial Services	6,193	148,632
SLM Corp.	6,152	82,437
		452,499
CONTAINERS & PACKAGING—0.3%
Bemis Co., Inc.	4,163	125,223
Owens-Illinois, Inc.(a)	2,366	45,853
		171,076
DISTRIBUTORS—0.3%
Genuine Parts Co.	2,370	145,044

DIVERSIFIED CONSUMER SERVICES—0.1%
H&R Block, Inc.	4,703	76,800

DIVERSIFIED FINANCIAL SERVICES—6.3%
Bank of America Corp.	113,071	628,675
Citigroup, Inc.	33,421	879,306
CME Group, Inc., Class A	694	169,107
JPMorgan Chase & Co.	42,858	1,425,028
Moody’s Corp.	2,056	69,246
NASDAQ OMX Group, Inc.(a)	2,172	53,236
NYSE Euronext	3,488	91,037
		3,315,635
DIVERSIFIED TELECOMMUNICATION SERVICES—7.1%
AT&T, Inc.	66,090	1,998,562
CenturyLink, Inc.	7,428	276,322
Frontier Communications Corp.	14,847	76,462
Verizon Communications, Inc.	32,653	1,310,038
Windstream Corp.	9,242	108,501
		3,769,885
ELECTRIC UTILITIES—3.0%
Duke Energy Corp.	6,857	150,854
FirstEnergy Corp.	4,525	200,457
NextEra Energy, Inc.	5,890	358,583
Northeast Utilities	3,436	123,936

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Value Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.9%, continued
ELECTRIC UTILITIES—3.0%, continued
Pepco Holdings, Inc.	5,153	$104,606
PPL Corp.	3,830	112,679
Progress Energy, Inc.	950	53,219
Southern Co.	10,416	482,157
		1,586,491
ELECTRICAL EQUIPMENT—0.2%
Cooper Industries plc	2,273	123,083

ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS—1.0%
Arrow Electronics, Inc.(a)	1,980	74,072
Corning, Inc.	17,762	230,551
Flextronics International Ltd.(a)	9,429	53,368
TE Connectivity Ltd.	4,666	143,759
		501,750
ENERGY EQUIPMENT & SERVICES—0.4%
Nabors Industries Ltd.(a)	4,507	78,151
Noble Corp.(a)	1,933	58,415
Patterson-UTI Energy, Inc.	2,566	51,269
		187,835
FOOD & STAPLES RETAILING—1.4%
CVS Caremark Corp.	16,455	671,035
Safeway, Inc.	4,013	84,433
		755,468
FOOD PRODUCTS—2.8%
ConAgra Foods, Inc.	7,530	198,792
H.J. Heinz Co.	1,906	103,000
Hormel Foods Corp.	2,434	71,292
J. M. Smucker Co.	1,238	96,774
Kraft Foods, Inc., Class A	19,291	720,712
McCormick & Co., Inc.	2,169	109,361
Ralcorp Holdings, Inc.(a)	690	58,995
Tyson Foods, Inc., Class A	4,742	97,875
		1,456,801
GAS UTILITIES—0.1%
National Fuel Gas Co.	1,408	78,257

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
Boston Scientific Corp.(a)	21,282	113,646
CareFusion Corp.(a)	2,330	59,205
Covidien plc	5,754	258,988
Hologic, Inc.(a)	4,950	86,675
Medtronic, Inc.	10,310	394,357
		912,871
HEALTH CARE PROVIDERS & SERVICES—1.9%
Aetna, Inc.	4,164	175,679
Cardinal Health, Inc.	4,105	166,704
Cigna Corp.	3,085	129,570
Coventry Health Care, Inc.(a)	2,032	61,712
Humana, Inc.	1,892	165,758
WellPoint, Inc.	4,257	282,026
		981,449
HOTELS, RESTAURANTS & LEISURE—0.8%
Carnival Corp.	4,993	162,972
Darden Restaurants, Inc.	1,878	85,599
Hyatt Hotels Corp., Class A(a)	1,486	55,933
Wyndham Worldwide Corp.	2,582	97,677
		402,181
HOUSEHOLD DURABLES—0.8%
D.R. Horton, Inc.	5,775	$72,823
Leggett & Platt, Inc.	2,910	67,046
Mohawk Industries, Inc.(a)	722	43,212
Newell Rubbermaid, Inc.	4,509	72,820
Toll Brothers, Inc.(a)	3,106	63,424
Whirlpool Corp.	1,759	83,465
		402,790
HOUSEHOLD PRODUCTS—4.0%
Church & Dwight Co., Inc.	2,046	93,625
Procter & Gamble Co.	30,331	2,023,381
		2,117,006
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS—0.1%
NRG Energy, Inc.(a)	4,298	77,880

INSURANCE—8.8%
ACE Ltd.	4,050	283,986
Aflac, Inc.	5,211	225,428
Allstate Corp.	6,829	187,183
American International Group, Inc.(a)	5,323	123,494
AON Corp.	2,267	106,096
Assurant, Inc.	2,380	97,723
Assured Guaranty Ltd.	5,355	70,365
Berkshire Hathaway, Inc., Class B(a)	7,101	541,806
Chubb Corp.	3,860	267,189
Cincinnati Financial Corp.	922	28,084
Everest Re Group Ltd.	955	80,306
Fidelity National Financial, Inc., Class A	3,675	58,543
Genworth Financial, Inc., Class A(a)	9,227	60,437
Hartford Financial Services Group, Inc.	5,940	96,525
Lincoln National Corp.	4,385	85,157
Loews Corp.	3,484	131,173
Markel Corp.(a)	219	90,813
Marsh & McLennan Cos., Inc.	6,770	214,067
MetLife, Inc.	12,042	375,469
Principal Financial Group, Inc.	4,754	116,948
Progressive Corp.	7,694	150,110
Prudential Financial, Inc.	5,225	261,877
RenaissanceRe Holdings Ltd.	1,255	93,334
Torchmark Corp.	2,383	103,398
Transatlantic Holdings, Inc.	2,330	127,521
Travelers Cos., Inc.	4,849	286,915
Unum Group	4,968	104,676
White Mountains Insurance Group Ltd.	180	81,623
Willis Group Holdings plc	2,720	105,536
XL Group plc	4,703	92,978
		4,648,760
INTERNET & CATALOG RETAIL—0.2%
Liberty Interactive Corp., Series A(a)	7,606	123,331

INTERNET SOFTWARE & SERVICES—0.2%
Yahoo!, Inc.(a)	7,289	117,572

IT SERVICES—0.3%
Fidelity National Information Services, Inc.	3,883	103,249
Paychex, Inc.	2,084	62,749
		165,998

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Value Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—98.9%, continued
LEISURE EQUIPMENT & PRODUCTS—0.4%
Hasbro, Inc.	1,817	$57,944
Mattel, Inc.	5,796	160,897
		218,841
MACHINERY—1.7%
Dover Corp.	1,882	109,250
Illinois Tool Works, Inc.	6,373	297,683
Ingersoll-Rand plc	4,972	151,497
Parker Hannifin Corp.	2,385	181,856
Stanley Black & Decker, Inc.	2,321	156,900
		897,186
MEDIA—2.0%
DISH Network Corp., Class A	2,260	64,365
Time Warner, Inc.	12,812	463,026
Walt Disney Co.	13,426	503,475
		1,030,866
METALS & MINING—0.9%
Cliffs Natural Resources, Inc.	1,169	72,887
Nucor Corp.	3,890	153,928
Reliance Steel & Aluminum Co.	2,338	113,837
Steel Dynamics, Inc.	3,833	50,404
United States Steel Corp.	2,781	73,585
		464,641
MULTILINE RETAIL—0.8%
J.C. Penney Co., Inc.	2,635	92,620
Macy’s, Inc.	6,152	197,971
Nordstrom, Inc.	2,610	129,743
Sears Holdings Corp.(a)	870	27,649
		447,983
MULTI-UTILITIES—2.6%
Alliant Energy Corp.	2,331	102,820
CenterPoint Energy, Inc.	6,705	134,704
CMS Energy Corp.	3,424	75,602
Consolidated Edison, Inc.	3,801	235,776
DTE Energy Co.	3,860	210,177
MDU Resources Group, Inc.	4,677	100,368
NiSource, Inc.	4,934	117,479
OGE Energy Corp.	1,140	64,649
SCANA Corp.	1,363	61,417
Sempra Energy	1,928	106,040
Wisconsin Energy Corp.	4,376	152,985
		1,362,017
OFFICE ELECTRONICS—0.3%
Xerox Corp.	18,621	148,223

OIL, GAS & CONSUMABLE FUELS—6.8%
Anadarko Petroleum Corp.	2,993	228,456
Apache Corp.	4,551	412,229
Chesapeake Energy Corp.	7,342	163,653
Cimarex Energy Co.	1,068	66,109
ConocoPhillips	16,095	1,172,843
Devon Energy Corp.	4,897	303,614
Energen Corp.	650	32,500
Hess Corp.	3,530	200,504
Marathon Oil Corp.	8,847	258,952
Marathon Petroleum Corp.	3,669	122,141
Murphy Oil Corp.	2,385	132,940
Newfield Exploration Co.(a)	2,812	106,097
Noble Energy, Inc.	930	$87,783
Southern Union Co.	1,638	68,976
Spectra Energy Corp.	7,434	228,595
		3,585,392
PAPER & FOREST PRODUCTS—0.5%
International Paper Co.	5,831	172,598
MeadWestvaco Corp.	2,902	86,915
		259,513
PHARMACEUTICALS—11.0%
Abbott Laboratories	17,940	1,008,766
Bristol-Myers Squibb Co.	21,356	752,586
Eli Lilly & Co.	12,210	507,448
Forest Laboratories, Inc.(a)	2,965	89,721
Johnson & Johnson	30,523	2,001,698
Merck & Co., Inc.	36,440	1,373,788
Watson Pharmaceuticals, Inc.(a)	1,413	85,260
		5,819,267
REAL ESTATE INVESTMENT TRUSTS (REITS)—4.1%
American Capital Agency Corp.	1,776	49,870
Annaly Capital Management, Inc.	10,507	167,692
AvalonBay Communities, Inc.	1,518	198,251
Equity Residential	2,432	138,697
Federal Realty Investment Trust	1,074	97,466
HCP, Inc.	5,514	228,445
Health Care REIT, Inc.	1,442	78,632
Host Hotels & Resorts, Inc.	5,451	80,511
Kimco Realty Corp.	6,550	106,372
Liberty Property Trust	3,216	99,310
Macerich Co.	1,986	100,492
Plum Creek Timber Co., Inc.	3,200	116,992
ProLogis, Inc.	4,972	142,149
Rayonier, Inc.	1,950	87,029
Regency Centers Corp.	1,634	61,471
SL Green Realty Corp.	1,136	75,703
UDR, Inc.	2,982	74,848
Vornado Realty Trust	2,270	174,472
Weingarten Realty Investors	3,339	72,857
		2,151,259
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.3%
Applied Materials, Inc.	15,397	164,902
Intel Corp.	65,362	1,585,028
KLA-Tencor Corp.	2,395	115,559
Maxim Integrated Products, Inc.	3,463	90,177
Microchip Technology, Inc.	2,894	106,007
Micron Technology, Inc.(a)	12,628	79,430
Texas Instruments, Inc.	4,128	120,166
		2,261,269
SOFTWARE—1.8%
Microsoft Corp.	32,220	836,431
Synopsys, Inc.(a)	3,565	96,968
		933,399
SPECIALTY RETAIL—1.2%
Best Buy Co., Inc.	3,095	72,330
GameStop Corp., Class A(a)	2,804	67,661
Home Depot, Inc.	9,871	414,977

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Value Index Fund	December 31, 2011

	PRINCIPAL
	AMOUNT/	FAIR
	SHARES	VALUE
COMMON STOCKS—98.9%, continued
SPECIALTY RETAIL—1.2%, continued
Orchard Supply Hardware Stores Corp.,
Class A(a) (b)	39	$—
Staples, Inc.	7,496	104,119
		659,087
THRIFTS & MORTGAGE FINANCE—0.2%
New York Community Bancorp, Inc.	5,331	65,944
People’s United Financial, Inc.	4,388	56,386
		122,330
WATER UTILITIES—0.2%
American Water Works Co., Inc.	2,056	65,504
Aqua America, Inc.	2,869	63,262
		128,766
WIRELESS TELECOMMUNICATION SERVICES—0.2%
Sprint Nextel Corp.(a)	39,309	91,983
TOTAL COMMON STOCKS		52,269,561

PREFERRED STOCK—0.0%**
SPECIALTY RETAIL—0.0%**
Orchard Supply Hardware Stores Corp., Perpetual,
Series A - Zero Coupon (a) (b)	39	—
TOTAL PREFERRED STOCKS		—

CORPORATE NOTES—1.1%
DEVELOPMENT AUTHORITIES—1.1%
Everence Community Investment, Inc.,
0.52%, 12/15/12+(c)	$175,000	172,964
Everence Community Investment, Inc.,
0.78%, 12/15/13+(c)	192,500	190,754
Everence Community Investment, Inc.,
0.78%, 12/15/14+(c)	192,500	190,754
TOTAL CORPORATE NOTES		554,472

TOTAL INVESTMENTS (Cost* $51,301,616)—100.0%		$52,824,033
Other assets in excess of liabilities — 0.0%		21,794
NET ASSETS—100%		$52,845,827

+	Variable rate security. Rates presented are the rates in effect at December 31, 2011.
(a)	Non-income producing securities.
(b)	Fair valued securities.
(c)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.52%	175,000	12/2009
Everence Community Investment, Inc.	0.78%	192,500	12/2009
Everence Community Investment, Inc.	0.78%	192,500	12/2009

At December 31, 2011, these securities had an aggregate market value of $554,472, representing 1.1% of net assets.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth Index Fund
Annual report to shareholders
Portfolio Manager’s letter (unaudited)

For nearly two years, U.S. equity markets have been on a rally that began in March 2009, when the most acute phases of the credit crisis came to an end. In 2011, however, stock indexes paused. Significant geopolitical events ranging from the Arab Spring to the sovereign debt crisis in Europe to the credit downgrade of the U.S. Treasury caused investors to seek safety. Despite the credit downgrade, billions of dollars flowed to U.S. Treasuries, driving rates lower during the year. Also, to the extent investors sought safety in their stock portfolios, strategies that favored larger, more stable, dividend paying companies generally performed better than broad equity market indexes.

The interconnectedness of the global economy and the effects this phenomenon has had on the increasing correlations between U.S. and international stocks over the last decade has been well documented. In 2011, however, the fates of U.S. and international stock markets diverged, with U.S. stocks delivering flat to modestly positive returns while many of the largest international equity indexes declined for the year.

The 1.12 percent return for the Praxis Growth Index Fund Class A Shares (without load) trailed the 1.96 percent return of its benchmark, the MSCI Prime Market Growth Index. The stewardship investing screens applied to the growth side of the market tend not to bind quite as tightly as on the value side, and as a result, the Praxis Growth Index Fund usually tracks its benchmark closer than the Praxis Value Index tracks its benchmark. For the period ending December 31, 2011, the Fund’s under-performance can be primarily attributed to the fees associated with managing the Fund.

Chad Horning, CFA®
Praxis Growth Index Fund Manager

The views expressed are those of the portfolio manager as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund
Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
		One	Three		Expense
	Inception	Year	Year	Since	Ratio***
	Date	Ended	Ended	Inception	Gross / Net
Growth Index Fund
Class A (Without Load)	5/1/07	1.12%	15.44	0.06%	2.68%	1.10%
Class A *	5/1/07	-4.22%	13.38	-1.08%
Class I	5/1/07	1.73%	15.87	0.42%	0.58%	0.58%
MSCI US Prime Market Growth Index1		1.96%	17.72	1.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*           The total return figures shown reflect the maximum sales charge applicable to Class A.
**         Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1           The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index. The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Growth Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—99.0%
AIR FREIGHT & LOGISTICS—1.9%
C. H. Robinson Worldwide, Inc.	1,398	$97,552
Expeditors International of Washington, Inc.	1,536	62,915
FedEx Corp.	2,084	174,035
United Parcel Service, Inc., Class B	5,181	379,197
		713,699
AUTO COMPONENTS—0.6%
BorgWarner, Inc.(a)	812	51,757
Goodyear Tire & Rubber Co.(a)	2,001	28,354
Johnson Controls, Inc.	5,008	156,550
		236,661
AUTOMOBILES—0.9%
Ford Motor Co.(a)	24,509	263,717
Harley-Davidson, Inc.	1,740	67,634
		331,351
BEVERAGES—4.7%
Coca-Cola Co.	13,976	977,901
Hansen Natural Corp.(a)	654	60,259
PepsiCo, Inc.	10,939	725,803
		1,763,963
BIOTECHNOLOGY—2.4%
Alexion Pharmaceuticals, Inc.(a)	1,530	109,395
Amgen, Inc.	3,835	246,245
Biogen Idec, Inc.(a)	553	60,858
Celgene Corp.(a)	3,239	218,957
Gilead Sciences, Inc.(a)	4,987	204,118
Vertex Pharmaceuticals, Inc.(a)	1,259	41,811
		881,384
CAPITAL MARKETS—1.5%
Affiliated Managers Group, Inc.(a)	629	60,352
Charles Schwab Corp.	6,954	78,302
Eaton Vance Corp.	2,701	63,851
Franklin Resources, Inc.	1,121	107,683
Northern Trust Corp.	1,751	69,445
SEI Investments Co.	2,882	50,003
T. Rowe Price Group, Inc.	1,784	101,599
TD Ameritrade Holding Corp.	1,312	20,533
		551,768
CHEMICALS—1.4%
Air Products & Chemicals, Inc.	797	67,896
CF Industries Holdings, Inc.	345	50,018
Ecolab, Inc.	1,868	107,989
Praxair, Inc.	2,111	225,666
Sigma-Aldrich Corp.	1,156	72,204
		523,773
COMMERCIAL SERVICES & SUPPLIES—0.4%
Copart, Inc.(a)	902	43,197
Iron Mountain, Inc.	1,622	49,957
Stericycle, Inc.(a)	729	56,804
		149,958
COMMUNICATIONS EQUIPMENT—4.3%
Acme Packet, Inc.(a)	1,289	39,843
Cisco Systems, Inc.	39,715	718,047
F5 Networks, Inc.(a)	544	57,729
Juniper Networks, Inc.(a)	3,530	72,047
Motorola Mobility Holdings, Inc.(a)	2,317	89,900
QUALCOMM, Inc.	11,606	$634,848
Riverbed Technology, Inc.(a)	153	3,596
		1,616,010
COMPUTERS & PERIPHERALS—8.5%
Apple, Inc.(a)	6,350	2,571,750
Dell, Inc.(a)	7,540	110,310
EMC Corp.(a)	14,601	314,505
NetApp, Inc.(a)	2,370	85,960
SanDisk Corp.(a)	1,413	69,534
		3,152,059
CONSTRUCTION & ENGINEERING—0.2%
Fluor Corp.	1,432	71,958

CONSUMER FINANCE—1.1%
American Express Co.	8,747	412,596

CONTAINERS & PACKAGING—0.1%
Crown Holdings, Inc.(a)	1,550	52,049

DIVERSIFIED CONSUMER SERVICES—0.4%
Apollo Group, Inc., Class A(a)	871	46,921
ITT Educational Services, Inc.(a)	929	52,851
Weight Watchers International, Inc.	615	33,831
		133,603
DIVERSIFIED FINANCIAL SERVICES—0.2%
IntercontinentalExchange, Inc.(a)	406	48,943
Moody’s Corp.	923	31,087
		80,030
ELECTRICAL EQUIPMENT—1.4%
AMETEK, Inc.	1,324	55,740
Emerson Electric Co.	5,506	256,525
Rockwell Automation, Inc.	1,274	93,473
Roper Industries, Inc.	838	72,797
Sensata Technologies Holding NV(a)	1,455	38,238
		516,773
ELECTRONIC EQUIPMENT, INSTRUMENTS
& COMPONENTS—0.4%
Amphenol Corp., Class A	1,690	76,709
Trimble Navigation Ltd.(a)	1,341	58,200
		134,909
ENERGY EQUIPMENT & SERVICES—1.7%
Cameron International Corp.(a)	1,770	87,066
Diamond Offshore Drilling, Inc.	731	40,395
FMC Technologies, Inc.(a)	1,710	89,313
Helmerich & Payne, Inc.	838	48,906
National Oilwell Varco, Inc.	3,619	246,056
Noble Corp.(a)	880	26,594
Weatherford International Ltd.(a)	5,139	75,235
		613,565
FOOD & STAPLES RETAILING—3.8%
Costco Wholesale Corp.	3,149	262,375
Kroger Co.	4,956	120,034
Walgreen Co.	6,108	201,931
Wal-Mart Stores, Inc.	12,494	746,641
Whole Foods Market, Inc.	1,082	75,286
		1,406,267

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Growth Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
FOOD PRODUCTS—1.6%
General Mills, Inc.	4,304	$173,924
Green Mountain Coffee Roasters, Inc.(a)	1,055	47,317
H.J. Heinz Co.	1,196	64,632
Hershey Co.	1,517	93,720
Kellogg Co.	1,539	77,827
Mead Johnson Nutrition Co.	1,738	119,453
		576,873
HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
Baxter International, Inc.	3,841	190,053
Becton Dickinson and Co.	1,404	104,907
C.R. Bard, Inc.	773	66,092
DENTSPLY International, Inc.	1,554	54,374
Edwards Lifesciences Corp.(a)	825	58,327
Intuitive Surgical, Inc.(a)	269	124,550
ResMed, Inc.(a)	1,256	31,902
St. Jude Medical, Inc.	2,362	81,017
Stryker Corp.	2,340	116,321
Varian Medical Systems, Inc.(a)	811	54,442
Zimmer Holdings, Inc.(a)	1,166	62,288
		944,273
HEALTH CARE PROVIDERS & SERVICES—3.2%
AmerisourceBergen Corp.	1,765	65,640
DaVita, Inc.(a)	733	55,569
Express Scripts, Inc.(a)	3,554	158,828
Henry Schein, Inc.(a)	841	54,186
Laboratory Corp. of America Holdings(a)	706	60,695
McKesson Corp.	1,993	155,275
Medco Health Solutions, Inc.(a)	2,804	156,743
Quest Diagnostics, Inc.	1,816	105,437
UnitedHealth Group, Inc.	7,601	385,219
		1,197,592
HEALTH CARE TECHNOLOGY—0.2%
Cerner Corp.(a)	904	55,370

HOTELS, RESTAURANTS & LEISURE—3.9%
Chipotle Mexican Grill, Inc.(a)	213	71,939
Marriott International, Inc., Class A	2,248	65,574
McDonald’s Corp.	7,636	766,120
Starbucks Corp.	6,289	289,357
Starwood Hotels & Resorts Worldwide, Inc.	1,434	68,789
Yum! Brands, Inc.	3,227	190,425
		1,452,204
HOUSEHOLD PRODUCTS—1.3%
Clorox Co.	1,525	101,504
Colgate-Palmolive Co.	3,602	332,789
Energizer Holdings, Inc.(a)	736	57,025
		491,318
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS—0.1%
AES Corp.(a)	4,097	48,508

INDUSTRIAL CONGLOMERATES—1.7%
3M Co.	5,600	457,688
Tyco International Ltd.	3,784	176,751
		634,439
INSURANCE—0.5%
Berkshire Hathaway, Inc., Class B(a)	2,189	$167,021
Brown & Brown, Inc.	1,455	32,926
		199,947
INTERNET & CATALOG RETAIL—2.0%
Amazon.com, Inc.(a)	2,820	488,142
Expedia, Inc.	805	23,361
priceline.com, Inc.(a)	458	214,211
TripAdvisor, Inc.(a)	805	20,294
		746,008
INTERNET SOFTWARE & SERVICES—4.5%
Akamai Technologies, Inc.(a)	1,478	47,710
eBay, Inc.(a)	7,408	224,685
Google, Inc., Class A(a)	1,866	1,205,249
Rackspace Hosting, Inc.(a)	802	34,494
VeriSign, Inc.	1,821	65,046
Yahoo!, Inc.(a)	6,175	99,603
		1,676,787
IT SERVICES—8.3%
Accenture plc, Class A	5,254	279,671
Automatic Data Processing, Inc.	3,773	203,780
Cognizant Technology Solutions Corp.,
Class A(a)	1,991	128,041
Fiserv, Inc.(a)	1,482	87,053
International Business Machines Corp.	8,224	1,512,229
Mastercard, Inc., Class A	720	268,430
Paychex, Inc.	1,693	50,976
Teradata Corp.(a)	1,177	57,096
VeriFone Systems, Inc.(a)	727	25,823
Visa, Inc., Class A	3,476	352,918
Western Union Co.	6,068	110,802
		3,076,819
LIFE SCIENCES TOOLS & SERVICES—0.7%
Covance, Inc.(a)	419	19,157
Life Technologies Corp.(a)	1,718	66,847
Thermo Fisher Scientific, Inc.(a)	2,866	128,884
Waters Corp.(a)	650	48,133
		263,021
MACHINERY—1.1%
AGCO Corp.(a)	611	26,255
Deere & Co.	3,377	261,211
Joy Global, Inc.	746	55,927
PACCAR, Inc.	2,221	83,221
		426,614
MEDIA—5.3%
Cablevision Systems Corp., Class A	4,166	59,240
CBS Corp., Class B	4,258	115,562
Comcast Corp., Class A	14,252	337,915
Comcast Corp. - Special, Class A	4,379	103,169
DIRECTV, Class A(a)	5,581	238,644
Discovery Communications, Inc., Class C(a)	2,020	76,154
Discovery Communications, Inc., Class A(a)	2,442	100,049
Interpublic Group of Cos., Inc.	4,104	39,932
Liberty Global, Inc., Class A(a)	856	35,122
Liberty Media Corp. - Liberty Capital, Series A(a)	1,300	101,465

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Growth Index Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
MEDIA—5.3%, continued
McGraw-Hill Cos., Inc.	1,927	$86,657
Omnicom Group, Inc.	1,958	87,288
Sirius XM Radio, Inc.(a)	28,051	51,053
Time Warner Cable, Inc.	2,448	155,619
Viacom, Inc., Class B	3,986	181,004
Virgin Media, Inc.	2,280	48,746
Walt Disney Co.	4,340	162,750
		1,980,369
METALS & MINING—0.2%
Cliffs Natural Resources, Inc.	590	36,786
Molycorp, Inc.(a)	1,214	29,112
		65,898
MULTILINE RETAIL—1.3%
Dollar Tree, Inc.(a)	925	76,877
Family Dollar Stores, Inc.	952	54,892
Kohl’s Corp.	2,523	124,510
Target Corp.	4,561	233,615
		489,894
OIL, GAS & CONSUMABLE FUELS—3.8%
Anadarko Petroleum Corp.	3,354	256,011
Cabot Oil & Gas Corp.	1,009	76,583
Concho Resources, Inc.(a)	654	61,313
Denbury Resources, Inc.(a)	2,865	43,262
El Paso Corp.	7,074	187,956
EOG Resources, Inc.	1,873	184,509
Noble Energy, Inc.	598	56,445
Pioneer Natural Resources Co.	771	68,989
QEP Resources, Inc.	2,475	72,518
Range Resources Corp.	1,251	77,487
SM Energy Co.	263	19,225
Southwestern Energy Co.(a)	2,293	73,238
Ultra Petroleum Corp.(a)	1,269	37,600
Whiting Petroleum Corp.(a)	940	43,889
Williams Cos., Inc.	4,431	146,312
		1,405,337
PERSONAL PRODUCTS—0.6%
Avon Products, Inc.	2,561	44,741
Estee Lauder Cos., Inc., Class A	790	88,733
Herbalife Ltd.	1,365	70,529
		204,003
PHARMACEUTICALS—0.9%
Allergan, Inc./United States	2,365	207,505
Mylan, Inc.(a)	2,727	58,521
Perrigo Co.	673	65,483
		331,509
PROFESSIONAL SERVICES—0.5%
Dun & Bradstreet Corp.	1,177	88,075
IHS, Inc., Class A(a)	404	34,809
Robert Half International, Inc.	2,389	67,991
		190,875
REAL ESTATE INVESTMENT TRUSTS (REITS)—2.2%
Boston Properties, Inc.	981	97,708
Host Hotels & Resorts, Inc.	2,962	43,749
Public Storage	1,186	159,469
Simon Property Group, Inc.	3,290	$424,213
Weyerhaeuser Co.	5,024	93,798
		818,937
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
CBRE Group, Inc.(a)	2,723	41,444

ROAD & RAIL—1.2%
CSX Corp.	8,276	174,292
Kansas City Southern(a)	1,081	73,519
Norfolk Southern Corp.	2,750	200,365
		448,176
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
Altera Corp.	2,067	76,686
Analog Devices, Inc.	2,349	84,047
Atmel Corp.(a)	7,573	61,341
Avago Technologies Ltd.	2,151	62,078
Broadcom Corp., Class A(a)	3,029	88,931
Lam Research Corp.(a)	772	28,579
Marvell Technology Group Ltd.(a)	3,343	46,301
NVIDIA Corp.(a)	3,354	46,487
Texas Instruments, Inc.	7,039	204,905
		699,355
SOFTWARE—7.0%
Activision Blizzard, Inc.	3,596	44,303
Adobe Systems, Inc.(a)	4,171	117,914
Autodesk, Inc.(a)	1,538	46,648
BMC Software, Inc.(a)	2,772	90,866
Citrix Systems, Inc.(a)	1,209	73,410
Electronic Arts, Inc.(a)	2,092	43,095
Informatica Corp.(a)	422	15,584
Intuit, Inc.	1,857	97,660
Microsoft Corp.	33,803	877,526
Nuance Communications, Inc.(a)	1,773	44,609
Oracle Corp.	29,309	751,776
Red Hat, Inc.(a)	1,450	59,870
Rovi Corp.(a)	3,423	84,137
Salesforce.com, Inc.(a)	802	81,371
Symantec Corp.(a)	4,563	71,411
TIBCO Software, Inc.(a)	1,238	29,601
VMware, Inc., Class A(a)	912	75,869
		2,605,650
SPECIALTY RETAIL—3.5%
AutoZone, Inc.(a)	224	72,793
Bed Bath & Beyond, Inc.(a)	1,559	90,375
CarMax, Inc.(a)	1,462	44,562
Gap, Inc.	3,188	59,137
Home Depot, Inc.	7,364	309,582
Lowe’s Cos., Inc.	8,739	221,796
O’Reilly Automotive, Inc.(a)	964	77,072
PetSmart, Inc.	1,009	51,752
Ross Stores, Inc.	1,804	85,744
Tiffany & Co.	949	62,881
TJX Cos., Inc.	3,125	201,719
Tractor Supply Co.	527	36,969
		1,314,382

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Growth Index Fund	December 31, 2011

	PRINCIPAL
	AMOUNT/	FAIR
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
TEXTILES, APPAREL & LUXURY GOODS—1.7%
Coach, Inc.	2,052	$125,254
Fossil, Inc.(a)	691	54,838
Lululemon Athletica, Inc.(a)	1,003	46,800
NIKE, Inc., Class B	2,474	238,419
Ralph Lauren Corp.	478	66,002
VF Corp.	733	93,084
		624,397
TRADING COMPANIES & DISTRIBUTORS—0.4%
Fastenal Co.	1,954	85,214
W.W. Grainger, Inc.	402	75,250
		160,464
WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Class A	2,840	170,428
Crown Castle International Corp.(a)	1,874	83,955
MetroPCS Communications, Inc.(a)	4,654	40,397
NII Holdings, Inc.(a)	2,438	51,930
		346,710
TOTAL COMMON STOCKS		36,859,549

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Everence Community Investment, Inc.,
0.52%, 11/30/13+(b)	$35,000	34,593
Everence Community Investment, Inc.,
0.78%, 11/30/13+(b)	230,000	227,914
Everence Community Investment, Inc.,
0.78%, 12/15/14+(b)	75,000	74,320
TOTAL CORPORATE NOTES		336,827

SHORT TERM INVESTMENT—0.2%
INVESTMENT COMPANY—0.2%
JPMorgan U.S. Government
Money Market Fund, Agency Shares	61,504	61,504

TOTAL INVESTMENTS (Cost* $32,327,827)—100.1%		$37,257,880
Liabilities in excess of other assets — (0.1)%		(51,274)
NET ASSETS—100%		$37,206,606

+	Variable rate security. Rates presented are the rates in effect at December 31, 2011.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.52%	35,000	12/2010
Everence Community Investment, Inc.	0.78%	230,000	12/2010
Everence Community Investment, Inc.	0.78%	75,000	9/2011

At December 31, 2011, these securities had an aggregate market value of $336,827, representing 0.9% of net assets.

*	Represents cost for financial reporting purposes.

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Small Cap Fund
Annual report to shareholders
Portfolio Manager’s letter (unaudited)

The Praxis Small Cap Fund A Shares (without load) gained 5.63 percent versus the Russell 2000’s decline of 4.18 percent in 2011. It was a challenging and volatile year for the market that saw a strikingly different phase and performance in each quarter. The first quarter saw solid market gains as a continuation of the global growth coming out of 2010. Second quarter’s consolidation wasn’t a surprise, but the third quarter’s bear-market correction caught most investors off guard as macro issues, namely the European sovereign debt crisis and our own debt ceiling stalemate, sent the markets reeling lower. October witnessed a sharp rebound, which resulted in a positive, double-digit return in the fourth quarter as the U.S. economy proved resilient to the global challenges. We believe the U.S. economy remains positioned for further growth.

The increased uncertainty and volatility of 2011 caused many investors to exit the markets, thus putting additional downward pressure on the markets. We believe this cautious sentiment on the markets, despite the recent rebound, should position us for positive returns in 2012 as continued economic growth, low interest rates and excess capital should support higher stock prices.

We are pleased with the absolute and relative returns generated in 2011. The majority of the Fund’s outperformance came from our stock selection, while our sector allocation decisions were a slight drag on our results. We remained optimistic about the underlying economic trends during the year and were underweight the defensive sectors, utilities and consumer staples, which proved to be the two best performing sectors in 2011. Stock selection was additive in most sectors, especially in the consumer discretionary, energy, financials and materials sectors, as our focus on high quality, best positioned companies was rewarded. Given our investment approach, it’s not uncommon for our strategy to perform well in challenging, volatile markets. The Fund also benefited from five of our portfolio companies being acquired in 2011, and we expect merger and acquisition activity to continue in 2012.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate returns over time that outperform the benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well positioned going forward.

J. Luther King, Jr., CFA®
Praxis Small Cap Fund Co-Portfolio Manager
Luther King Capital Management

Steven R. Purvis, CFA®
Praxis Small Cap Fund Co-Portfolio Manager
Luther King Capital Management

The views expressed are those of the portfolio managers as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Fund
Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
		One	Three		Expense
	Inception	Year	Year	Since	Ratio***
	Date	Ended	Ended	Inception	Gross / Net
Small Cap Fund
Class A (Without Load)	5/1/07	5.63%	21.78%	1.07	2.80%	1.70%
Class A *	5/1/07	0.10%	19.62%	-0.08
Class I	5/1/07	6.06%	22.25%	1.42	1.09%	1.09%
Russell 2000 Index1		-4.18%	15.63%	-0.63

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*           The total return figures shown reflect the maximum sales charge applicable to Class A.
**        Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1           The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Small Cap Fund	December 31, 2011

		FAIR
	SHARES	VALUE
COMMON STOCKS—93.8%
AEROSPACE & DEFENSE—1.7%
Hexcel Corp.(a)	47,475	$1,149,370

AIR FREIGHT & LOGISTICS—1.1%
UTi Worldwide, Inc.	56,800	754,872

CAPITAL MARKETS—1.5%
Greenhill & Co., Inc.	27,825	1,011,995

COMMERCIAL BANKS—5.5%
Home Bancshares, Inc.	24,075	623,783
Prosperity Bancshares, Inc.	25,065	1,011,373
Texas Capital Bancshares, Inc.(a)	34,600	1,059,106
Umpqua Holdings Corp.	79,410	983,890
		3,678,152
COMMERCIAL SERVICES & SUPPLIES—0.5%
Interface, Inc., Class A	30,075	347,065

COMMUNICATIONS EQUIPMENT—4.2%
Brocade Communications Systems, Inc.(a)	174,575	906,044
Ciena Corp.(a)	34,325	415,333
Infinera Corp.(a)	49,075	308,191
Ixia(a)	48,100	505,531
Loral Space & Communications, Inc.(a)	9,800	635,824
		2,770,923
CONTAINERS & PACKAGING—1.1%
Silgan Holdings, Inc.	18,250	705,180

DISTRIBUTORS—0.8%
LKQ Corp.(a)	17,425	524,144

DIVERSIFIED CONSUMER SERVICES—0.9%
American Public Education, Inc.(a)	13,475	583,198

ELECTRICAL EQUIPMENT—2.7%
Belden, Inc.	27,600	918,528
Franklin Electric Co., Inc.	21,025	915,849
		1,834,377
ELECTRONIC EQUIPMENT, INSTRUMENTS
& COMPONENTS—2.9%
Anixter International, Inc.(a)	12,075	720,153
National Instruments Corp.	27,200	705,840
Rofin-Sinar Technologies, Inc.(a)	21,950	501,557
		1,927,550
ENERGY EQUIPMENT & SERVICES—2.6%
Atwood Oceanics, Inc.(a)	13,025	518,265
CARBO Ceramics, Inc.	5,175	638,233
Dril-Quip, Inc.(a)	8,655	569,672
		1,726,170
FOOD & STAPLES RETAILING—1.3%
Ruddick Corp.	20,025	853,866

HEALTH CARE EQUIPMENT & SUPPLIES—4.6%
Cyberonics, Inc.(a)	9,625	322,437
DexCom, Inc.(a)	76,900	715,939
Endologix, Inc.(a)	49,700	570,556
Zoll Medical Corp.(a)	22,750	1,437,345
		3,046,277
HEALTH CARE PROVIDERS & SERVICES—7.5%
Catalyst Health Solutions, Inc.(a)	18,190	$945,880
Health Management Associates, Inc., Class A(a)	46,365	341,710
HMS Holdings Corp.(a)	41,475	1,326,371
MWI Veterinary Supply, Inc.(a)	16,600	1,102,904
PSS World Medical, Inc.(a)	20,000	483,800
Team Health Holdings, Inc.(a)	35,500	783,485
		4,984,150
HEALTH CARE TECHNOLOGY—0.3%
Computer Programs & Systems, Inc.	3,550	181,440

HOUSEHOLD DURABLES—0.3%
Tempur-Pedic International, Inc.(a)	4,250	223,253

INDUSTRIAL CONGLOMERATES—1.1%
Raven Industries, Inc.	12,280	760,132

INSURANCE—1.4%
AmTrust Financial Services, Inc.	39,825	945,844

INTERNET SOFTWARE & SERVICES—2.4%
Active Network, Inc.(a)	24,450	332,520
LivePerson, Inc.(a)	44,005	552,263
LogMeIn, Inc.(a)	18,425	710,284
		1,595,067
MACHINERY—8.6%
Actuant Corp., Class A	38,925	883,208
Albany International Corp., Class A	27,900	645,048
Astec Industries, Inc.(a)	25,275	814,108
Chart Industries, Inc.(a)	9,250	500,148
CLARCOR, Inc.	18,350	917,316
Middleby Corp.(a)	10,550	992,122
Westport Innovations, Inc.(a)	30,225	1,004,679
		5,756,629
MARINE—1.3%
Kirby Corp.(a)	13,025	857,566

MEDIA—0.9%
Cinemark Holdings, Inc.	34,000	628,660

METALS & MINING—3.2%
Carpenter Technology Corp.	23,375	1,203,345
Haynes International, Inc.	17,050	930,930
		2,134,275
OIL, GAS & CONSUMABLE FUELS—7.1%
Approach Resources, Inc.(a)	42,750	1,257,278
Gulfport Energy Corp.(a)	27,585	812,378
Kodiak Oil & Gas Corp.(a)	36,200	343,900
Northern Oil and Gas, Inc.(a)	22,000	527,560
Oasis Petroleum, Inc.(a)	27,875	810,884
Rosetta Resources, Inc.(a)	22,075	960,262
		4,712,262
PHARMACEUTICALS—0.8%
Endo Pharmaceuticals Holdings, Inc.(a)	15,800	545,574

PROFESSIONAL SERVICES—1.4%
Insperity, Inc.	35,620	902,967

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued
Praxis Small Cap Fund	December 31, 2011

	PRINCIPAL
	AMOUNT/	FAIR
	SHARES	VALUE
COMMON STOCKS—93.8%, continued
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
FirstService Corp.(a)	12,788	$338,754

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
Cirrus Logic, Inc.(a)	51,365	814,135

SOFTWARE—5.8%
Aspen Technology, Inc.(a)	57,500	997,625
Interactive Intelligence Group, Inc.(a)	14,950	342,654
MicroStrategy, Inc., Class A(a)	7,450	806,984
NICE Systems Ltd., ADR(a)	27,500	947,375
Pegasystems, Inc.	16,850	495,390
TIBCO Software, Inc.(a)	12,400	296,484
		3,886,512
SPECIALTY RETAIL—12.0%
Bebe Stores, Inc.	20,975	174,722
DSW, Inc., Class A	17,850	789,149
Genesco, Inc.(a)	14,675	906,034
GNC Holdings, Inc., Class A(a)	31,750	919,163
Group 1 Automotive, Inc.	24,475	1,267,805
Hibbett Sports, Inc.(a)	27,425	1,239,061
Monro Muffler Brake, Inc.	23,400	907,686
Select Comfort Corp.(a)	30,825	668,594
Sonic Automotive, Inc., Class A	54,425	806,034
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,500	292,140
		7,970,388
TEXTILES, APPAREL & LUXURY GOODS—2.3%
Crocs, Inc.(a)	20,100	296,877
Vera Bradley, Inc.(a)	18,725	603,881
Warnaco Group, Inc.(a)	12,150	607,986
		1,508,744
THRIFTS & MORTGAGE FINANCE—1.5%
Capitol Federal Financial, Inc.	87,485	1,009,577

TRADING COMPANIES & DISTRIBUTORS—1.8%
WESCO International, Inc.(a)	22,875	1,212,604

WIRELESS TELECOMMUNICATION SERVICES—1.0%
Leap Wireless International, Inc.(a)	69,000	641,010
TOTAL COMMON STOCKS		62,522,682

CORPORATE NOTES—0.5%

DEVELOPMENT AUTHORITIES—0.5%
Everence Community Investment, Inc.,
0.52%, 11/30/13+(b)	$80,000	79,069
Everence Community Investment, Inc.,
0.78%, 11/30/13+(b)	195,000	193,231
Everence Community Investment, Inc.,
0.78%, 12/15/14+(b)	75,000	74,320
TOTAL CORPORATE NOTES		346,620

SHORT TERM INVESTMENT—6.8%
INVESTMENT COMPANY—6.8%
JPMorgan U.S. Government Money Market
Fund, Agency Shares	4,527,114	4,527,114

TOTAL INVESTMENTS (Cost* $56,823,331)—101.1%		$67,396,416
Liabilities in excess of other assets — (1.1)%		(724,670)
NET ASSETS—100%		$66,671,746

+	Variable rate security. Rates presented are the rates in effect at December 31, 2011.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
Everence Community Investment, Inc.	0.52	80,000	12/2010
Everence Community Investment, Inc.	0.78	195,000	12/2010
Everence Community Investment, Inc.	0.78	75,000	9/2011

At December 31, 2011, these securities had an aggregate market value of $346,620, representing 0.5% of net assets.

*	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See accompanying notes to financial statements.

Praxis Genesis Portfolios
Annual report to shareholders
Portfolio Manager’s letter (unaudited)

The year ending December 31, 2011, was marked by the volatility we have come to expect since the early days of the credit crisis that struck in 2008. U.S. equities, depending on the index, eked out positive returns, while international stocks, weighed down by the sovereign debt crisis in Europe, struggled to move off of their lows reached at the end of the third quarter.

The year was a lesson in the value of investing in diversified portfolios. Bonds again provided a damper against weak U.S. small caps and international stocks. Bonds have continued to play this role longer than many had forecasted. And, in a reversal of recent trends, the correlation between the returns of U.S. stocks and international stocks was very low.

Europe’s troubles have been attracting attention across the globe, but U.S. equity markets bucked the negative sentiment, even though it may not have felt that way to many investors. With the Standard & Poor’s 500 Index and Dow Jones Industrial Index up during the period, it wasn’t just U.S. Treasuries that benefited from a flight to relative safety and stability. Investors have been lapping up large, stable U.S.-based companies whose strong balance sheets and global brands provided solace. By contrast, equity markets declined across the globe, with some prominent markets falling more than 10 percent for the year.

This divergence in returns between the U.S. and Europe is somewhat surprising on the surface given the interconnectedness global financial systems. Mitigating the concern about Europe has been a relatively consistent improvement in the U.S. economy. Recovery hasn’t been fast enough to reduce the unemployment rate quickly or to buoy consumer sentiment, but on the on ground, things have been improving.

U.S. bond markets, too, have signaled a global desire for safety. Investors seemed to thumb their noses at Standard and Poor’s downgrade of U.S. Treasuries late this summer, and instead flocked to the benchmark bonds to the point of driving yields for the shortest maturities to almost zero. Bond investors seem to be betraying a bit more fear about the state of the world than equity investors by their willingness to buy recently-downgraded paper with very little promise of future return.

During this period of risk aversion, conservative strategies generally outperformed more aggressive investment strategies, which played out in the returns of the Genesis portfolios. The Conservative Portfolio Class A Shares (without load) registered 2.88 percent for the period versus the 7.84 percent return of the Barclays Aggregate U.S. Bond Index, the Portfolio’s benchmark. While the Portfolio’s bond allocation performed relatively well compared to its benchmark, the Portfolio’s investments in international and small cap equities caused it to underperform the benchmark.

The Balanced Portfolio Class A Shares (without load) -0.21 percent return for the period slightly underperformed its benchmark, the Russell 3000 Index, which gained 1.03 percent. The Portfolio’s allocation to bonds, which performed well, was offset by its investments in small cap and international equities, which underperformed the benchmark.

The Growth Portfolio Class A Shares (without load) declined 2.24 percent during the period. The Portfolio’s heavier allocation to small cap and international equities caused it to trail the return of its benchmark, the Russell 3000 Index, which gained 1.03 percent.

The underlying investments in the Genesis Portfolios are the Praxis Mutual Funds, including six equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying Funds, relying on the premise that higher risk equity funds are expected to generate higher long term returns than lower risk fixed income investments. During the period, the allocation between the stocks and bonds for each of the Portfolios remained close to the long term targets we set at the inception of the Portfolios. These targets also determine the weights of the various indexes used in creating the composite benchmarks.

Chad Horning, CFA®
Praxis Growth Index Fund Manager

The views expressed are those of the portfolio manager as of December 31, 2011, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio
Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 1/1/10 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Conservative Portfolio
Class A (Without Load)	12/31/09	2.88%	5.46%	1.64%	1.32%
Class A*	12/31/09	-2.52%	2.68%
Barclays Capital Aggregate Bond Index1		7.84%
Composite Benchmark2		4.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.
**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1	Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.
2	The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (2.50%) and the Russell 2000 Index (20%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Genesis Conservative Portfolio	December 31, 2011

		FAIR
	SHARES	VALUE
Mutual Funds — 100.1%
Praxis Core Stock Fund, Class I (a)	116,126	$1,417,900
Praxis Growth Index Fund, Class I (a)	70,312	700,304
Praxis Intermediate Income Fund, Class I (a)	925,435	9,809,613
Praxis International Fund, Class I (a)	55,674	523,332
Praxis International Index Fund, Class I (a)	62,958	520,663
Praxis Small Cap Fund, Class I (a)(b)	32,928	351,347
Praxis Value Index Fund, Class I (a)	95,047	714,750
Total Mutual Funds		14,037,909

TOTAL INVESTMENTS (Cost* $13,586,225)—100.1%		$14,037,909
Liabilities in excess of other assets — (0.1)%		(19,932)
NET ASSETS—100%		$14,017,977

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio
Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 1/1/10 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Balanced Portfolio
Class A (Without Load)	12/31/09	-0.21	5.14	1.68%	1.42%
Class A*	12/31/09	-5.45	2.36
Russell 3000 Index1		1.03
Composite Benchmark2		1.71

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.
**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1	The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
2
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Genesis Balanced Portfolio	December 31, 2011

		FAIR
	SHARES	VALUE
Mutual Funds — 100.1%
Praxis Core Stock Fund, Class I (a)	625,004	$7,631,295
Praxis Growth Index Fund, Class I (a)	283,780	2,826,444
Praxis Intermediate Income Fund, Class I (a)	1,422,067	15,073,907
Praxis International Fund, Class I (a)	299,419	2,814,541
Praxis International Index Fund, Class I (a)	338,750	2,801,466
Praxis Small Cap Fund, Class I (a)(b)	355,181	3,789,779
Praxis Value Index Fund, Class I (a)	383,348	2,882,777
Total Mutual Funds		37,820,209

TOTAL INVESTMENTS (Cost* $36,105,106)—100.1%		$37,820,209
Liabilities in excess of other assets — (0.1)%		(50,156)
NET ASSETS—100%		$37,770,053

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio
Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/11

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 1/1/10 to 12/31/11, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Growth Portfolio
Class A (Without Load)	12/31/09	-2.24%	4.90%	2.00%	1.49%
Class A*	12/31/09	-7.37%	2.13%
Russell 3000 Index1		1.03%
Composite Benchmark2		-0.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.
**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2011. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.
1	The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
2
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments
Praxis Genesis Growth Portfolio	December 31, 2011

		FAIR
	SHARES	VALUE
Mutual Funds — 100.0%
Praxis Core Stock Fund, Class I (a)	616,849	$7,531,732
Praxis Growth Index Fund, Class I (a)	298,726	2,975,312
Praxis Intermediate Income Fund, Class I (a)	561,230	5,949,041
Praxis International Fund, Class I (a)	315,244	2,963,298
Praxis International Index Fund, Class I (a)	356,721	2,950,085
Praxis Small Cap Fund, Class I (a)(b)	420,674	4,488,594
Praxis Value Index Fund, Class I (a)	403,631	3,035,306
Total Mutual Funds		29,893,368

TOTAL INVESTMENTS (Cost* $28,278,517)—100.0%		$29,893,368
Liabilities in excess of other assets — 0.0%		(10,921)
NET ASSETS—100%		$29,882,447

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Statements of assets & liabilities
December 31, 2011

	Praxis Intermediate Income Fund	Praxis Core Stock Fund	Praxis International Fund
Assets
Total investment securities, at cost	$285,753,152	$125,688,495	$48,237,735
Investments in unaffiliated securities, at fair value	$299,258,000	$141,371,744	$52,834,242
Investments in affiliates, at fair value	3,380,921	1,816,553	846,365
Total investment securities, at fair value	302,638,921	143,188,297	53,680,607
Cash	110,033	—	—
Foreign currency, at fair value (cost $68,850)	—	—	69,573
Receivable for investments sold	1,659	1,306,274	—
Receivable for capital shares sold	2,401,595	132,060	73,627
Receivable for dividends and interest	2,638,422	220,283	112,222
Receivable for tax reclaims	—	46,212	330,863
Prepaid expenses	1,829	1,995	976
Total Assets	307,792,459	144,895,121	54,267,868
Liabilities
Payable for capital shares redeemed	835,236	1,779,460	73,294
Unrealized depreciation on foreign forward currency exchange contracts	—	—	31,335
Accrued expenses and other payables:
Investment advisory fees	107,867	89,939	42,517
Administration fees	24,428	12,397	4,735
Compliance service fees	6,797	3,297	1,872
Distribution fees	14,112	18,739	6,574
Other	86,828	88,823	62,346
Total Liabilities	1,075,268	1,992,655	222,673

Net Assets	$306,717,191	$142,902,466	$54,045,195
Components of Net Assets
Paid-in capital	$289,794,505	171,196,636	62,986,963
Accumulated net investment income (loss)	—	(106,586)	675,715
Accumulated net realized gains (losses)
on investments and foreign currency transactions	36,917	(45,691,163)	(15,052,130)
Net unrealized appreciation (depreciation)
on investments and foreign currency translations	16,885,769	17,503,579	5,434,647
Net Assets	$306,717,191	$142,902,466	$54,045,195
Pricing of Class A Shares
Net assets attributable to Class A shares	$72,105,614	$48,108,710	$20,656,786
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,780,883	3,972,713	2,226,261
Net asset value and redemption price per share	$10.63	$12.11	$9.28
Maximum sales charge	3.75%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.04	$12.78	$9.79
Pricing of Class I Shares
Net assets attributable to Class I shares	$234,611,577	$94,793,756	$33,388,409
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	22,137,701	7,764,342	3,558,417
Net asset value, offering price and redemption price per share	$10.60	$12.21	$9.38

See accompanying notes to financial statements.

Statements of assets & liabilities, continued
December 31, 2011

	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund
Assets
Total investment securities, at cost	$75,176,140	$51,301,616	$32,327,827	$56,823,331
Investments in unaffiliated securities, at fair value	$66,085,305	$52,269,561	$36,921,053	$67,049,796
Investments in affiliates, at fair value	—	554,472	336,827	346,620
Total investment securities, at fair value	66,085,305	52,824,033	37,257,880	67,396,416
Receivable for investments sold	500,816	349,742	99,272	—
Receivable for capital shares sold	477,317	45,342	65,302	120,648
Receivable for dividends and interest	156,735	84,325	32,346	24,625
Receivable for tax reclaims	1,342	—	—	—
Prepaid expenses	9,488	2,572	1,931	976
Total Assets	67,231,003	53,306,014	37,456,731	67,542,665
Liabilities
Bank overdraft	152,639	151,367	—	—
Payable for capital shares redeemed	90,971	235,461	224,316	804,450
Accrued expenses and other payables:
Investment advisory fees	22,471	13,294	8,654	47,953
Administration fees	5,270	4,510	2,845	6,895
Compliance service fees	822	1,156	688	815
Distribution fees	506	12,711	716	1,195
Other	15,386	41,688	12,906	9,611
Total Liabilities	288,065	460,187	250,125	870,919

Net Assets	$66,942,938	$52,845,827	$37,206,606	$66,671,746
Components of Net Assets
Paid-in capital	$76,383,064	$66,247,904	35,746,793	58,884,190
Accumulated net investment income (loss)	(14,776)	860,529	—	—
Accumulated net realized gains (losses)
on investments and foreign currency transactions	(334,419)	(15,785,023)	(3,470,240)	(2,785,529)
Net unrealized appreciation (depreciation)
on investments	(9,090,931)	1,522,417	4,930,053	10,573,085
Net Assets	$66,942,938	$52,845,827	$37,206,606	$66,671,746
Pricing of Class A Shares
Net assets attributable to Class A shares	$2,362,655	$20,775,501	$3,363,197	$5,541,343
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	286,419	2,744,262	337,681	527,250
Net asset value and redemption price per share	$8.25	$7.57	$9.96	$10.51
Maximum sales charge	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$8.71	$7.99	$10.51	$11.09
Pricing of Class I Shares
Net assets attributable to Class I shares	$64,580,283	$32,070,326	$33,843,409	$61,130,403
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,806,569	4,267,257	3,397,611	5,728,516
Net asset value, offering price and redemption price per share	$8.27	$7.52	$9.96	$10.67

See accompanying notes to financial statements.

Statements of assets & liabilities, continued
December 31, 2011

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliates, at cost	$13,586,225	$36,105,106	$28,278,517
Investments in affiliates, at fair value	$14,037,909	$37,820,209	$29,893,368
Cash	6,365	—	27,287
Receivable for investments sold	5,029	3,821	972
Receivable for capital shares sold	107,771	284,782	221,826
Due from adviser	—	81	1,777
Prepaid expenses	704	1,147	1,350
Total Assets	14,157,778	38,110,040	30,146,580
Liabilities
Bank overdraft	—	171	—
Dividend payable	108,325	283,339	222,728
Payable for capital shares redeemed	12,219	17,552	71
Accrued expenses and other payables:
Compliance service fees	30	81	70
Distribution fees	2,900	6,127	4,713
Other	16,327	32,717	36,551
Total Liabilities	139,801	339,987	264,133

Net Assets	$14,017,977	$37,770,053	$29,882,447
Components of Net Assets
Paid-in capital	$13,532,995	$36,065,999	$28,320,423
Accumulated net investment income (loss)	(1,157)	(2,013)	(1,000)
Accumulated net realized gains (losses) on investments in affiliates	34,455	(9,036)	(51,827)
Net unrealized appreciation (depreciation) on investments in affiliates	451,684	1,715,103	1,614,851
Net Assets	$14,017,977	$37,770,053	$29,882,447
Pricing of Class A Shares
Net assets attributable to Class A shares	$14,017,977	$37,770,053	$29,882,447
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,334,430	3,555,590	2,797,292
Net asset value and redemption price per share	$10.50	$10.62	$10.68
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.08	$11.21	$11.27

See accompanying notes to financial statements.

Statements of operations
For the year ended December 31, 2011

	Praxis Intermediate Income Fund	Praxis Core Stock Fund	Praxis International Fund
Investment Income
Dividends	$289,191	$2,812,623	$2,192,153
Foreign tax withholding	—	(48,183)	(167,036)
Interest	12,206,211	4,577	—
Interest from affiliates	19,277	13,245	6,354
Total Investment Income	12,514,679	2,782,262	2,031,471
Expenses
Investment advisory fees	1,204,917	1,170,394	674,663
Administration fees	151,681	79,887	37,617
Distribution fees - Class A	174,463	142,968	67,898
Transfer agent fees - Class A	117,235	154,706	99,313
Transfer agent fees - Class I	1,991	600	825
Compliance service fees	72,208	38,070	14,282
Registration fees - Class A	29,096	32,150	28,547
Registration fees - Class I	474	250	1,183
Shareholder report printing fees - Class A	26,107	44,577	28,332
Professional fees	145,378	74,420	26,467
Custodian fees	23,313	33,429	74,297
Trustees’ fees and expenses	49,195	26,400	12,616
Other expenses	72,976	38,227	6,104
Total Expenses Before Reductions	2,069,034	1,836,078	1,072,144
Expenses waived by Investment Adviser	(83,384)	—	—
Net Expenses	1,985,650	1,836,078	1,072,144

Net Investment Income (Loss)	10,529,029	946,184	959,327
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	3,529,389	3,037,838	5,220,933
Net realized gains (losses) on foreign currency transactions	—	(7,224)	(164,207)
Change in unrealized appreciation (depreciation) of investments	5,852,350	(9,680,764)	(16,953,277)
Change in unrealized appreciation (depreciation) on foreign currency translations	—	(601)	(59,666)
Net Realized and Unrealized Gains (Losses) on Investments
and Foreign Currency Transactions	9,381,739	(6,650,751)	(11,956,217)
Net Change in Net Assets from Operations	$19,910,768	$(5,704,567)	$(10,996,890)

See accompanying notes to financial statements.

Statements of operations, continued
For the year ended December 31, 2011

	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund
Investment Income
Dividends	$1,380,297	$1,433,022	$442,721	$242,885
Foreign tax withholding	(30,469)	(671)	(1,606)	(247)
Interest from affiliates	—	4,562	1,649	1,612
Total Investment Income	1,349,828	1,436,913	442,764	244,250
Expenses
Investment advisory fees	260,180	171,148	106,593	344,374
Administration fees	21,292	28,280	17,767	21,953
Distribution fees - Class A	2,173	59,809	8,356	13,237
Transfer agent fees - Class A	5,763	85,150	16,065	18,096
Transfer agent fees - Class I	4,977	1,285	1,481	1,519
Compliance service fees	10,326	18,037	8,287	9,738
Registration fees - Class A	22,388	22,796	17,791	18,966
Registration fees - Class I	49	56	3,706	3,529
Shareholder report printing fees - Class A	2,872	21,482	5,507	7,232
Shareholder report printing fees - Class I	2,231	98	150	37
Professional fees	24,322	34,119	22,603	20,606
Custodian fees	20,246	5,306	3,794	8,923
Trustees’ fees and expenses	6,180	10,355	5,959	6,247
Other expenses	26,116	21,526	9,274	6,929
Total Expenses Before Reductions	409,115	479,447	227,333	481,386
Expenses waived by Investment Adviser	(27,509)	—	(30,195)	(24,721)
Net Expenses	381,606	479,447	197,138	456,665

Net Investment Income (Loss)	968,222	957,466	245,626	(212,415)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(338,353)	1,419,699	(410,056)	2,306,507
Change in unrealized appreciation/depreciation of investments	(9,090,931)	(4,040,891)	709,605	2,495,223
Net Realized and Unrealized Gains (Losses) on Investments	(9,429,284)	(2,621,192)	299,549	4,801,730
Net Change in Net Assets from Operations	$(8,461,062)	$(1,663,726)	$545,175	$4,589,315

See accompanying notes to financial statements.

Statements of operations, continued
For the year ended December 31, 2011

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment Income
Dividends from affiliates	$394,528	$733,547	$405,472
Expenses
Investment advisory fees	6,756	18,396	14,560
Administration fees	4,061	11,200	12,966
Distribution fees	33,782	91,979	72,796
Transfer agent fees	27,653	83,761	106,090
Compliance service fees	371	897	682
Registration fees	17,426	19,799	18,121
Shareholder report printing fees	6,000	20,230	19,284
Professional fees	6,203	7,479	7,108
Trustee fees and expenses	321	772	583
Other expenses	2,340	6,773	7,876
Total Expenses Before Reductions	104,913	261,286	260,066
Expenses waived/reimbursed by Investment Adviser	(22,806)	(37,883)	(83,266)
Net Expenses	82,107	223,403	176,800

Net Investment Income (Loss)	312,421	510,144	228,672
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in affiliates	29,679	154,246	196,197
Distribution of realized gains received from affiliates	97,292	149,291	58,915
Change in unrealized appreciation (depreciation) of investments in affiliates	(63,696)	(976,321)	(1,261,194)
Net Realized and Unrealized Gains (Losses) on Investments in affiliates	63,275	(672,784)	(1,006,082)
Net Change in Net Assets from Operations	$375,696	$(162,640)	$(777,410)

See accompanying notes to financial statements.

Statements of changes in net assets

	Praxis Intermediate Income Fund		Praxis Core Stock Fund		Praxis International Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations
Net investment income (loss)	$10,529,029	$10,295,310	$946,184	$558,463	$959,327	$349,601
Net realized gains (losses) on investments	3,529,389	2,184,059	3,030,614	2,054,066	5,056,726	4,372,140
Net change in unrealized appreciation (depreciation)on investments and foreign currency translations	5,852,350	4,100,541	(9,681,365)	16,944,220	(17,012,943)	6,848,343
Net Change in Net Assets from Operations	19,910,768	16,579,910	(5,704,567)	19,556,749	(10,996,890)	11,570,084
Distributions to Shareholders
From net investment income
Class A	(2,329,750)	(2,422,822)	—	—	(112,539)	(70,839)
Class I	(8,662,057)	(8,000,422)	(450,728)	(933,114)	(179,417)	(856,430)
From net realized gains
Class A	(716,002)	(237,301)	—	—	—	—
Class I	(2,313,692)	(801,163)	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(14,021,501)	(11,461,708)	(450,728)	(933,114)	(291,956)	(927,269)

Change in Net Assets from Capital Transactions	4,428,533	40,311,187	(23,319,101)	(41,143,871)	(34,493,973)	(4,022,253)
Change in Net Assets	10,317,800	45,429,389	(29,474,396)	(22,520,236)	(45,782,819)	6,620,562

Net Assets
Beginning of period	296,399,391	250,970,002	172,376,862	194,897,098	99,828,014	93,207,452
End of period	$306,717,191	$296,399,391	$142,902,466	$172,376,862	$54,045,195	$99,828,014

Accumulated Net Investment Income (Loss)	$—	$—	$(106,586)	$(594,918)	$675,715	$172,551

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis International Index Fund		Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	For the Year Ended December 31, 2011	For the Period Ended December 31, 2010 (a)	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations
Net investment income (loss)	$968,222	$—	$957,466	$957,250	$245,626	$158,403	$(212,415)	$(139,207)
Net realized gains (losses) from security transactions	(338,353)	—	1,419,699	(962,043)	(410,056)	(405,208)	2,306,507	2,556,316
Net change in unrealized appreciation (depreciation)on investments	(9,090,931)	—	(4,040,891)	7,423,705	709,605	4,144,656	2,495,223	5,467,725
Net Change in Net Assets from Operations	(8,461,062)	—	(1,663,726)	7,418,912	545,175	3,897,851	4,589,315	7,884,834
Distributions to Shareholders
From net investment income
Class A	(26,943)	—	(260,528)	(272,240)	(3,535)	—	—	—
Class I	(958,603)	—	(712,182)	(655,340)	(240,262)	(172,241)	—	—
Change in Net Assets from Distributions to Shareholders	(985,546)	—	(972,710)	(927,580)	(243,797)	(172,241)	—	—
Change in Net Assets from Capital Transactions	76,369,546	20,000	(723,767)	(12,168,388)	4,592,806	7,303,087	33,157,639	(1,487,604)
Change in Net Assets	66,922,938	20,000	(3,360,203)	(5,677,056)	4,894,184	11,028,697	37,746,954	6,397,230

Net Assets
Beginning of period	20,000	—	56,206,030	61,883,086	32,312,422	21,283,725	28,924,792	22,527,562
End of period	$66,942,938	$20,000	$52,845,827	$56,206,030	$37,206,606	$32,312,422	$66,671,746	$28,924,792

Accumulated Net Investment Income (Loss)	$(14,776)	$—	$860,529	$889,887	$—	$—	$—	$—
(a) Commenced operations on December 31, 2010.

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations
Net investment income (loss)	$312,421	$230,718	$510,144	$400,626	$228,672	$218,043
Net realized gains (losses) on investments in affiliates	29,679	13,841	154,246	53,989	196,197	51,859
Distributions of realized gains by investment company affiliates	97,292	31,183	149,291	47,420	58,915	18,422
Net change in unrealized appreciation (depreciation) on investments in affiliates	(63,696)	515,380	(976,321)	2,691,424	(1,261,194)	2,876,045
Net Change in Net Assets from Operations	375,696	791,122	(162,640)	3,193,459	(777,410)	3,164,369
Distributions to Shareholders
From net investment income
Class A	(373,346)	(233,151)	(603,427)	(405,913)	(265,340)	(221,272)
From net realized gains
Class A	(78,557)	—	(323,879)	—	(341,941)	—
Change in Net Assets from Distributions to Shareholders	(451,903)	(233,151)	(927,306)	(405,913)	(607,281)	(221,272)

Change in Net Assets from Capital Transactions	1,399,508	12,136,705	4,677,562	31,394,891	4,594,275	23,729,766
Change in Net Assets	1,323,301	12,694,676	3,587,616	34,182,437	3,209,584	26,672,863

Net Assets
Beginning of period	12,694,676	—	34,182,437	—	26,672,863	—
End of period	$14,017,977	$12,694,676	$37,770,053	$34,182,437	$29,882,447	$26,672,863

Accumulated Net Investment Income (Loss)	$(1,157)	$28,131	$(2,013)	$42,797	$(1,000)	$16,611

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated.
Praxis Intermediate Income Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$10.43	$10.20	$9.62	$9.78	$9.66
Income (loss) from investment operations:
Net investment income	0.34	0.37	0.43	0.45	0.41
Net realized and unrealized gains (losses) on investments	0.32	0.27	0.56	(0.16)	0.15
Total from investment operations	0.66	0.64	0.99	0.29	0.56
Less distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.41)	(0.45)	(0.44)
Distributions from net realized gains	(0.11)	(0.04)	—	—	—
Total distributions	(0.46)	(0.41)	(0.41)	(0.45)	(0.44)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$10.63	$10.43	$10.20	$9.62	$9.78
Total return (excludes sales charge)	6.43%	6.26%	10.49%	3.09%	5.91%
Net assets at end of period (000s)	$72,106	$67,259	$74,965	$49,693	$48,951
Ratio of net expenses to average net assets	0.96%	0.98%	0.92%	0.88%	0.88%
Ratio of net investment income to average net assets	3.19%	3.49%	4.22%	4.49%	4.23%
Ratio of gross expenses to average net assets*	1.08%	1.16%	1.27%	1.21%	1.27%
Portfolio turnover rate	36.12%	26.75%	28.56%	25.46%	29.22%

Praxis Intermediate Income Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$10.39	$10.17	$9.61	$9.77	$9.65
Income (loss) from investment operations:
Net investment income	0.38	0.40	0.45	0.47	0.43
Net realized and unrealized gains (losses)on investments	0.33	0.27	0.57	(0.16)	0.15
Total from investment operations	0.71	0.67	1.02	0.31	0.58
Less distributions:
Dividends from net investment income	(0.39)	(0.41)	(0.46)	(0.47)	(0.46)
Distributions from net realized gains	(0.11)	(0.04)	—	—	—
Total distributions	(0.50)	(0.45)	(0.46)	(0.47)	(0.46)
Paid-in capital from redemption fees	—	—	—	— (b)	—
Net asset value at end of period	$10.60	$10.39	$10.17	$9.61	$9.77
Total return (excludes sales charge)	6.98%	6.60%	10.79%	5.21%	6.18%
Net assets at end of period (000s)	$234,612	$229,140	$176,005	$153,332	$212,097
Ratio of net expenses to average net assets	0.57%	0.58%	0.67%	0.63%	0.63%
Ratio of net investment income to average net assets	3.59%	3.86%	4.51%	4.73%	4.48%
Ratio of gross expenses to average net assets*	0.57%	0.58%	0.72%	0.64%	0.77%
Portfolio turnover rate	36.12%	26.75%	28.56%	25.46%	29.22%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.
Praxis Core Stock Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$12.60	$11.30	$8.79	$14.87	$15.40
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.07)	0.01	0.05	0.13
Net realized and unrealized gains (losses) on investments	(0.48)	1.37	2.54	(6.08)	(0.24)
Total from investment operations	(0.49)	1.30	2.55	(6.03)	(0.11)
Less distributions:
Dividends from net investment income	—	—	(0.04)	(0.05)	(0.14)
Distributions from net realized gains	—	—	—	—	(0.28)
Total distributions	—	—	(0.04)	(0.05)	(0.42)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$12.11	$12.60	$11.30	$8.79	$14.87
Total return (excludes sales charge)	(3.89)%	11.50%	29.00%	(40.64)%	(0.68)%
Net assets at end of period (000s)	$48,109	$65,185	$93,120	$55,151	$99,838
Ratio of net expenses to average net assets	1.61%	1.74%	1.44%	1.31%	1.45%
Ratio of net investment income (loss) to average net assets	0.15%	(0.16)%	0.15%	0.42%	0.81%
Ratio of gross expenses to average net assets*	1.61%	1.74%	1.69%	1.56%	1.70%
Portfolio turnover rate	14.83%	7.43%	12.64%	29.73%	12.17%

Praxis Core Stock Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$12.67	$11.37	$8.84	$14.94	$15.45
Income (loss) from investment operations:
Net investment income	0.11	0.08	0.06	0.09	0.20
Net realized and unrealized gains (losses) on investments	(0.51)	1.33	2.53	(6.11)	(0.24)
Total from investment operations	(0.40)	1.41	2.59	(6.02)	(0.04)
Less distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.06)	(0.08)	(0.19)
Distributions from net realized gains	—	—	—	—	(0.28)
Total distributions	(0.06)	(0.11)	(0.06)	(0.08)	(0.47)
Paid-in capital from redemption fees	—	—	—	— (b)	—
Net asset value at end of period	$12.21	$12.67	$11.37	$8.84	$14.94
Total return (excludes sales charge)	(3.18)%	12.38%	29.35%	(40.43)%	(0.26)%
Net assets at end of period (000s)	$94,794	$107,192	$101,777	$90,820	$159,737
Ratio of net expenses to average net assets	0.91%	0.94%	1.08%	1.01%	1.05%
Ratio of net investment income to average net assets	0.85%	0.66%	0.57%	0.72%	1.20%
Portfolio turnover rate	14.83%	7.43%	12.64%	29.73%	12.17%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis International Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$11.04	$9.88	$8.61	$15.42	$14.23
Income (loss) from investment operations:
Net investment income	0.10	— (b)	0.08	0.16	0.12
Net realized and unrealized gains (losses) on investments	(1.81)	1.19	1.19	(6.44)	1.65
Total from investment operations	(1.71)	1.19	1.27	(6.28)	1.77
Less distributions:
Dividends from net investment income	(0.05)	(0.03)	—	(0.15)	(0.21)
Distributions from net realized gains	—	—	—	(0.36)	(0.37)
Tax return of capital	—	—	—	(0.02)	—
Total distributions	(0.05)	(0.03)	—	(0.53)	(0.58)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$9.28	$11.04	$9.88	$8.61	$15.42
Total return (excludes sales charge)	(15.54)%	12.20%	14.75%	(41.01)%	12.59%
Net assets at end of period (000s)	$20,657	$30,665	$41,158	$26,005	$50,709
Ratio of net expenses to average net assets	2.01%	2.11%	1.70%	1.67%	1.72%
Ratio of net investment income (loss) to average net assets	0.76%	(0.20)%	1.04%	1.40%	0.75%
Ratio of gross expenses to average net assets*	2.01%	2.11%	1.98%	1.92%	1.97%
Portfolio turnover rate	88.27%	72.01%	194.23%	148.65%	59.13%

Praxis International Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$11.06	$9.91	$8.61	$15.39	$14.20
Income (loss) from investment operations:
Net investment income	0.23	0.05	0.14	0.15	0.17
Net realized and unrealized gains (losses) on investments	(1.86)	1.24	1.16	(6.38)	1.65
Total from investment operations	(1.63)	1.29	1.30	(6.23)	1.82
Less distributions:
Dividends from net investment income	(0.05)	(0.14)	—	(0.17)	(0.26)
Distributions from net realized gains	—	—	—	(0.36)	(0.37)
Tax return of capital	—	—	—	(0.02)	—
Total distributions	(0.05)	(0.14)	—	(0.55)	(0.63)
Net asset value at end of period	$9.38	$11.06	$9.91	$8.61	$15.39
Total return (excludes sales charge)	(14.78)%	13.30%	15.23%	(40.85)%	13.02%
Net assets at end of period (000s)	$33,388	$69,163	$52,049	$48,830	$110,001
Ratio of net expenses to average net assets	1.10%	1.12%	1.39%	1.32%	1.31%
Ratio of net investment income (loss) to average net assets	1.58%	0.71%	1.56%	1.47%	1.13%
Portfolio turnover rate	88.27%	72.01%	194.23%	148.65%	59.13%
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis International Index Fund - Class A

Year Ended December 31, 2011(a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	(1.68)
Total from investment operations	(1.65)
Less distributions:
Dividends from net investment income	(0.10)
Total distributions	(0.10)
Paid-in capital from redemption fees (b)	—
Net asset value at end of period	$8.25
Total return (excludes sales charge)	(16.54)%
Net assets at end of period (000s)	$2,363
Ratio of net expenses to average net assets	1.73%
Ratio of net investment income to average net assets	0.89%
Ratio of gross expenses to average net assets*	4.87%
Portfolio turnover rate	2.44%

Praxis International Index Fund - Class I

Year Ended December 31, 2011(a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	(1.73)
Total from investment operations	(1.61)
Less distributions:
Dividends from net investment income	(0.12)
Total distributions	(0.12)
Net asset value at end of period	$8.27
Total return (excludes sales charge)	(16.05)%
Net assets at end of period (000s)	$64,580
Ratio of net expenses to average net assets	0.86%
Ratio of net investment income to average net assets	2.25%
Portfolio turnover rate	2.44%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The Fund commenced operations of December 31, 2010, and commenced public offering and investment operations on January 3, 2011.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis Value Index Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$7.95	$7.09	$5.80	$10.12	$11.43
Income (loss) from investment operations:
Net investment income	0.12	0.14	0.10	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.40)	0.81	1.21	(4.21)	(0.93)
Total from investment operations	(0.28)	0.95	1.31	(4.03)	(0.76)
Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.02)	(0.18)	(0.20)
Distributions from net realized gains	—	—	—	(0.11)	(0.35)
Total distributions	(0.10)	(0.09)	(0.02)	(0.29)	(0.55)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$7.57	$7.95	$7.09	$5.80	$10.12
Total return (excludes sales charge)	(3.58)%	13.40%	22.64%	(40.15)%	(6.66)%
Net assets at end of period (000s)	$20,776	$24,341	$30,983	$20,019	$28,209
Ratio of net expenses to average net assets	1.32%	1.38%	1.01%	0.97%	0.90%
Ratio of net investment income to average net assets	1.19%	1.15%	1.96%	2.35%	1.87%
Ratio of gross expenses to average net assets*	1.32%	1.38%	1.33%	1.27%	1.18%
Portfolio turnover rate	29.11%	24.12%	25.72%	20.66%	33.34%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$7.91	$7.05	$5.77	$10.07	$11.38
Income (loss) from investment operations:
Net investment income	0.15	0.17	0.14	0.20	0.24
Net realized and unrealized gains (losses) on investments	(0.37)	0.85	1.18	(4.19)	(0.97)
Total from investment operations	(0.22)	1.02	1.32	(3.99)	(0.73)
Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.04)	(0.20)	(0.23)
Distributions from net realized gains	—	—	—	(0.11)	(0.35)
Total distributions	(0.17)	(0.16)	(0.04)	(0.31)	(0.58)
Net asset value at end of period	$7.52	$7.91	$7.05	$5.77	$10.07
Total return (excludes sales charge)	(2.80)%	14.53%	22.82%	(39.94)%	(6.46)%
Net assets at end of period (000s)	$32,070	$31,865	$30,900	$24,893	$29,843
Ratio of net expenses to average net assets	0.49%	0.50%	0.73%	0.64%	0.65%
Ratio of net investment income to average net assets	2.03%	2.06%	2.28%	2.71%	2.12%
Ratio of gross expenses to average net assets*	0.49%	0.50%	0.73%	0.64%	0.68%
Portfolio turnover rate	29.11%	24.12%	25.72%	20.66%	33.34%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis Growth Index Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$9.86	$8.71	$6.50	$10.40	$10.00
Income (loss) from investment operations:
Net investment income	0.01	0.01	0.03	0.01	0.02
Net realized and unrealized gains (losses) on investments	0.10	1.14	2.20	(3.89)	0.38
Total from investment operations	0.11	1.15	2.23	(3.88)	0.40
Less distributions:
Dividends from net investment income	(0.01)	—	(0.02)	(0.02)	—
Distributions from net realized gains	—	—	—	—	—	(b)
Total distributions	(0.01)	—	(0.02)	(0.02)	—	(b)
Paid-in capital from redemption fees	— (b)	— (b)	—	— (b)	—	(b)
Net asset value at end of period	$9.96	$9.86	$8.71	$6.50	$10.40
Total return (excludes sales charge)	1.12%	13.20%	34.38%	(37.34)%	4.03	%(c)
Net assets at end of period (000s)	$3,363	$2,911	$4,714	$2,504	$2,232
Ratio of net expenses to average net assets	1.10%	1.10%	0.93%	0.94%	1.16	%(d)
Ratio of net investment income to average net assets	0.14%	0.13%	0.42%	0.19%	0.68	%(d)
Ratio of gross expenses to average net assets*	2.01%	2.68%	1.54%	1.51%	3.65	%(d)
Portfolio turnover rate	21.18%	28.55%	30.99%	28.40%	36.64	%(c)

Praxis Growth Index Fund - Class I
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$9.86	$8.72	$6.51	$10.41	$10.00
Income (loss) from investment operations:
Net investment income	0.07	0.05	0.04	0.04	—	(b)
Net realized and unrealized gains (losses) on investments	0.10	1.15	2.20	(3.90)	0.42
Total from investment operations	0.17	1.20	2.24	(3.86)	0.42
Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	—	—	(b)
Total distributions	(0.07)	(0.06)	(0.03)	(0.04)	(0.01)
Net asset value at end of period	$9.96	$9.86	$8.72	$6.51	$10.41
Total return (excludes sales charge)	1.73%	13.74%	34.46%	(37.09)%	4.18	%(c)
Net assets at end of period (000s)	$33,843	$29,401	$16,570	$12,388	$24,203
Ratio of net expenses to average net assets	0.50%	0.58%	0.81%	0.65%	0.82	%(d)
Ratio of net investment income to average net assets	0.75%	0.70%	0.54%	0.45%	0.34	%(d)
Ratio of gross expenses to average net assets*	0.50%	0.58%	0.87%	0.73%	2.41	%(d)
Portfolio turnover rate	21.18%	28.55%	30.99%	28.40%	36.64	%(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis Small Cap Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$9.95	$7.55	$5.82	$9.50	$10.00
Loss from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.04)	(0.03)	—	(b)
Net realized and unrealized gains (losses) on investments	0.64	2.51	1.77	(3.65)	(0.50)
Total from investment operations	0.55	2.40	1.73	(3.68)	(0.50)
Paid-in capital from redemption fees	0.01	— (b)	— (b)	— (b)	—	(b)
Net asset value at end of period	$10.51	$9.95	$7.55	$5.82	$9.50
Total return (excludes sales charge)	5.63%	31.79%	29.73%	(38.74)%	(5.00	)%(c)
Net assets at end of period (000s)	$5,541	$3,341	$4,227	$2,307	$1,398
Ratio of net expenses to average net assets	1.71%	1.69%	1.49%	1.46%	1.65	%(d)
Ratio of net investment loss to average net assets	(1.09)%	(1.08)%	(0.80)%	(0.52)%	(0.04	)%(d)
Ratio of gross expenses to average net assets*	2.17%	2.79%	2.34%	2.20%	3.78	%(d)
Portfolio turnover rate	67.48%	84.26%	60.33%	64.37%	30.37	%(c)

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$10.06	$7.59	$5.84	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.04)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	0.64	2.51	1.79	(3.64)	(0.50)
Total from investment operations	0.61	2.47	1.75	(3.66)	(0.49)
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.01)
Net asset value at end of period	$10.67	$10.06	$7.59	$5.84	$9.50
Total return (excludes sales charge)	6.06%	32.54%	29.97%	(38.53)%	(4.91	)%(c)
Net assets at end of period (000s)	$61,130	$25,584	$18,300	$15,392	$15,406
Ratio of net expenses to average net assets	1.04%	1.08%	1.36%	1.22%	1.35	%(d)
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.46)%	(0.66)%	(0.29)%	0.47	%(d)
Ratio of gross expenses to average net assets*	1.04%	1.08%	1.53%	1.27%	2.18	%(d)
Portfolio turnover rate	67.48%	84.26%	60.33%	64.37%	30.37	%(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated
Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net asset value at beginning of period	$10.55	$10.00
Income from investment operations:
Net investment income	0.24	0.25
Net realized and unrealized gains on investments	0.06	0.55
Total from investment operations	0.30	0.80
Less distributions:
Dividends from net investment income	(0.29)	(0.25)
Distributions from net realized gains	(0.06)	—
Total distributions	(0.35)	(0.25)
Paid-in capital from redemption fees (b)	—	—
Net asset value at end of period	$10.50	$10.55
Total return (excludes sales charge)	2.88%	8.22%
Net assets at end of period (000s)	$14,018	$12,695
Ratio of net expenses to average net assets (c)	0.61%	0.65%
Ratio of net investment income to average net assets (c)	2.31%	2.60%
Ratio of gross expenses to average net assets (c)*	0.78%	0.97%
Portfolio turnover rate	15.03%	10.08%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net asset value at beginning of period	$10.91	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.16
Net realized and unrealized losses on investments	(0.17)	0.91
Total from investment operations	(0.02)	1.07
Less distributions:
Dividends from net investment income	(0.18)	(0.16)
Distributions from net realized gains	(0.09)	—
Total distributions	(0.27)	(0.16)
Paid-in capital from redemption fees (b)	—	—
Net asset value at end of period	$10.62	$10.91
Total return (excludes sales charge)	(0.21)%	10.88%
Net assets at end of period (000s)	$37,770	$34,182
Ratio of net expenses to average net assets (c)	0.61%	0.64%
Ratio of net investment income to average net assets (c)	1.39%	1.80%
Ratio of gross expenses to average net assets (c)*	0.71%	0.90%
Portfolio turnover rate	15.11%	7.84%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the period indicated.
Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net asset value at beginning of period	$11.15	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.10
Net realized and unrealized losses on investments	(0.33)	1.15
Total from investment operations	(0.25)	1.25
Less distributions:
Dividends from net investment income	(0.10)	(0.10)
Distributions from net realized gains	(0.12)	—
Total distributions	(0.22)	(0.10)
Paid-in capital from redemption fees (b)	—	—
Net asset value at end of period	$10.68	$11.15
Total return (excludes sales charge)	(2.24)%	12.65%
Net assets at end of period (000s)	$29,882	$26,673
Ratio of net expenses to average net assets (c)	0.61%	0.64%
Ratio of net investment income to average net assets (c)	0.79%	1.33%
Ratio of gross expenses to average net assets (c)*	0.89%	1.15%
Portfolio turnover rate	15.54%	7.54%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Notes to Financial Statements

1. Organization:
The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2011, the Trust consists of the Praxis Intermediate Income Fund, the Praxis Core Stock Fund, the Praxis International Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Intermediate Income Fund, Core Stock Fund, International Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio, and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

As of December 31, 2011, the Funds offer two classes of shares; Class A and Class I and the Portfolios offer Class A. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Intermediate Income Fund which is 3.75 percent.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by Everence Capital Management, Inc. (the “Adviser”) under general supervision of the Board of Trustees. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. The Portfolio’s investments in the underlying Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The Pricing Committee of Everence Capital Management has established a policy and methodology, which was approved by the board, for pricing the Everence Community Investments notes held by the several of the Praxis funds. The methodology takes into consideration the fundamental quality of the notes, the nature and duration of restrictions on the disposition of the securities, and an evaluation of the forces that influence the market in which these securities are purchased and sold. Accordingly, the committee applied discounts to the notes, for which there is not an active market, based on the credit quality, maturity, and liquidity characteristics of what the committee determined to be similar securities.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

Notes to Financial Statements, continued	December 31, 2011

•	Level 1—	quoted prices in active markets for identical securities
•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 —	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2011, for each Fund’s and Portfolio’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are as follows:

Praxis Intermediate Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$4,540,140	$—	$4,540,140
Collateralized Mortgage Obligations	—	50,908	—	50,908
Commercial Mortgage Backed Securities	—	19,351,164	—	19,351,164
Foreign Bonds	—	3,311,975	—	3,311,975
Municipal Bonds	—	6,926,008	—	6,926,008
Corporate Bonds	—	136,228,786	—	136,228,786
Corporate Notes	—	—	3,380,921	3,380,921
Interest-Only Bonds	—	13,850	—	13,850
U.S. Government Agencies	—	113,070,196	—	113,070,196
Investment Company	3,801,844	—	—	3,801,844
Short Term Investment	11,963,129	—	—	11,963,129
Total Investments	$15,764,973	$283,493,027	$3,380,921	$302,638,921

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2010	$2,803,207
Proceeds from Sales	—
Cost of Purchases	550,000
Change in unrealized appreciation (depreciation)	27,714
Balance as of December 31, 2011	$3,380,921

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis Core Stock Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$139,065,992	$—	$76,838	$139,142,830
Commercial Paper	—	2,226,962	—	2,226,962
Corporate Notes	—	—	1,816,553	1,816,553
Short Term Investment	1,952	—	—	1,952
Total Investments	$139,067,944	$2,226,962	$1,893,391	$143,188,297

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Investments	Common Stock	Corporate Notes	Total
Balance as of December 31, 2010	$—	$2,179,868	$2,179,868
Proceeds from Sales	—	(400,000)	(400,000)
Cost of Purchases	—	—	—
Change in unrealized appreciation (depreciation)	—	36,685	36,685
Transfer Into Level 3*	76,838	—	76,838
Balance as of December 31, 2011	$76,838	$1,816,553	$1,893,391

*	Common stock transfer from level 1 to 3 was Sino-Forest Corporation. This security halted trading and at December 31, 2011 was valued by the Fund’s Valuation Committee.

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis International Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$52,006,007	$—	$—	$52,006,007
Short Term Investment	828,235	—	—	828,235
Corporate Notes	—	—	846,365	846,365
Total Investments	$52,834,242	$—	$846,365	$53,680,607

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign Forward Currency Exchange Contracts	$—	$(31,335)	$—	$(31,335)
Total Other Financial Instruments	$—	$(31,335)	$—	$(31,335)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/depreciation.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2010	$1,079,513
Proceeds from Sales	(250,000)
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	16,852
Balance as of December 31, 2011	$846,365

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$66,085,305	$—	$—	$66,085,305
Total Investments	$66,085,305	$—	$—	$66,085,305

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$52,269,561	$—	$—	$52,269,561
Corporate Notes	—	—	554,472	554,472
Total Investments	$52,269,561	$—	$554,472	$52,824,033

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2010	$737,478
Proceeds from Sales	(200,000)
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	16,994
Balance as of December 31, 2011	$554,472

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Notes to Financial Statements, continued	December 31, 2011

Praxis Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$36,859,549	$—	$—	$36,859,549
Corporate Notes	—	—	336,827	336,827
Short Term Investment	61,504	—	—	61,504
Total Investments	$36,921,053	$—	$336,827	$37,257,880

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2010	$190,000
Proceeds from Sales	(190,000)
Cost of Purchases	340,000
Change in unrealized appreciation (depreciation)	(3,173)
Balance as of December 31, 2011	$336,827

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis Small Cap Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$62,522,682	$—	$—	$62,522,682
Corporate Notes	—	—	346,620	346,620
Short Term Investment	4,527,114	—	—	4,527,114
Total Investments	$67,049,796	$—	$346,620	$67,396,416

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2010	$200,000
Proceeds from Sales	(200,000)
Cost of Purchases	350,000
Change in unrealized appreciation (depreciation)	(3,380)
Balance as of December 31, 2011	$346,620

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis Genesis Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$14,037,909	$—	$—	$14,037,909
Total Investments	$14,037,909	$—	$—	$14,037,909

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis Genesis Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$37,820,209	$—	$—	$37,820,209
Total Investments	$37,820,209	$—	$—	$37,820,209

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

Praxis Genesis Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$29,893,368	$—	$—	$29,893,368
Total Investments	$29,893,368	$—	$—	$29,893,368

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011.

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end.

New accounting pronouncement:
In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)— Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update’s adoption on the Funds’ and Portfolios’ financial statement disclosures.

Securities Transactions and Related Income:
Changes in holdings of portfolio securities are reflected in the Funds’ and Portfolios’ valuation no later than in the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in Underlying Funds and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are represented as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus. A Portfolio’s actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.

Risks associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:
The market value of investment securities, other assets and liabilities of the Core Stock Fund, the International Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the

Notes to Financial Statements, continued	December 31, 2011

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Community Development Investments:
The Board of Trustees has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each Fund to invest a limited portion of its net assets in securities issued by an affiliate of the Adviser, Everence Community Investments, Inc. (“ECI”). ECI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “ECI-Notes”). Assets raised through offerings of ECI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3 percent of its net assets in ECI-Notes. ECI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Adviser and the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees. An application to amend the current exemptive order to allow certain changes to the terms of these investments is pending with the SEC.

Dividends and Distributions:
Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and the Portfolios. Dividends from net investment income are declared and paid annually for the Core Stock Fund, the International Fund, the International Index Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:
It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:
The Funds and Portfolios will charge a redemption fee of 2.00 percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in their prospectuses. Amounts charged are included in Paid in Capital Transactions as disclosed in Note 7 to the Financial Statements.

3. Derivative Financial Instruments:
A derivative financial instrument in very general terms refers to an investment whose value is “derived” from the value of an underlying asset, reference rate or index. The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect a Fund against possible changes in the market value of its portfolio holdings or to manage a Fund’s foreign currency exposure or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

Forward Foreign Currency Exchange Contracts:
The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds may enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of December 31, 2011, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement Date	To Receive/ To Deliver	Counterparty	Initial Value	Market Value	Net Unrealized Depreciation
Contract to Buy
1/5/2012	1,130,000	GBP Barclays
		Bank plc	1,783,558	1,754,874	$28,684
Contract to Sell
1/5/2012	1,130,000	GBP Barclays
		Bank plc	1,752,224	1,754,875	2,651
					$31,335

GBP- British Pound

Derivative Instruments and Hedging Activities:
The following table is the summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2011:

International Fund

The Effect of Derivative Instruments on the Statements of Operations
for the year Ended December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Deprecation) on Derivative
Forward Foreign Currency Exchange Contracts	Net realized gains on foreign currency transactions, Change in unrealized appreciation/depreciation on foreign currency translations	$(200,371)	$(31,335)

The average monthly contract amount of the forward foreign currency contracts during the year ended December 31, 2011 are detailed in the table below:

	Average	Average
	Contract	Contract
	Market Value –	Market Value –
Fund	Short	Long
International Fund	$(1,398,959)	$2,567,377

4. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Intermediate Income Fund	$104,763,126	$111,765,122
Core Stock Fund	23,113,627	44,225,458
International Fund	63,550,994	94,957,693
International Index Fund	76,515,000	1,024,044
Value Index Fund	16,657,880	17,331,124
Growth Index Fund	12,226,200	7,514,943
Small Cap Fund	56,632,630	27,115,797
Conservative Portfolio	3,415,288	2,027,946
Balanced Portfolio	10,135,874	5,578,779
Growth Portfolio	8,880,203	4,549,301

Notes to Financial Statements, continued	December 31, 2011

5. Investment Transactions with Affiliates:
The Adviser provides investment advisory services to the Funds and Portfolios. The Portfolios invest in the underlying Praxis Mutual Funds and therefore, the Underlying Funds are deemed affiliates, and the related activity in those investments were as follows:

	For the year ended December 31, 2011
Affiliate	Fair value at December 31, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Fair value at December 31, 2011
Praxis Conservative Allocation Portfolio
Praxis Core Stock Fund	$1,298,563	$287,676	$119,815	$(4,876)	$6,619	116,126	$1,417,900
Praxis Growth Index Fund	640,325	113,965	59,907	(1,505)	4,936	70,312	700,304
Praxis Intermediate Income Fund	8,803,625	1,995,130	1,177,265	92,750	356,741	925,435	9,809,613
Praxis International Fund	962,105	160,606	525,350	47,187	2,808	55,674	523,332
Praxis International Index Fund	—	656,456	44,506	(4,038)	7,718	62,958	520,663
Praxis Small Cap Fund	325,498	46,721	41,195	403	—	32,928	351,347
Praxis Value Index Fund	654,467	154,735	59,907	(2,950)	15,706	95,047	714,750
Total	$12,684,583			$126,971	$394,528		$14,037,909

	For the year ended December 31, 2011
Affiliate	Fair value at December 31, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Fair value at December 31, 2011
Praxis Balanced Allocation Portfolio
Praxis Core Stock Fund	$6,917,392	$1,370,662	$372,558	$(24,738)	$35,620	625,004	$7,631,295
Praxis Growth Index Fund	2,558,882	429,241	184,787	(5,586)	19,920	283,780	2,826,444
Praxis Intermediate Income Fund	13,402,811	3,078,834	1,700,106	147,383	558,046	1,422,067	15,073,907
Praxis International Fund	5,124,809	788,151	2,690,681	220,722	15,101	299,419	2,814,541
Praxis International Index Fund	—	3,454,258	139,709	(17,829)	41,520	338,750	2,801,466
Praxis Small Cap Fund	3,465,970	461,981	351,228	(5,438)	—	355,181	3,789,779
Praxis Value Index Fund	2,615,325	552,748	139,709	(10,977)	63,340	383,348	2,882,777
Total	$34,085,189			$303,537	$733,547		$37,820,209

	For the year ended December 31, 2011
Affiliate	Fair value at December 31, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Fair value at December 31, 2011
Praxis Growth Allocation Portfolio
Praxis Core Stock Fund	$6,716,678	$1,345,004	$240,211	$(18,093)	$35,139	616,849	$7,531,732
Praxis Growth Index Fund	2,650,426	529,661	227,604	(7,106)	20,959	298,726	2,975,312
Praxis Intermediate Income Fund	5,206,075	1,386,121	761,195	62,256	223,123	561,230	5,949,041
Praxis International Fund	5,307,825	854,256	2,754,083	258,035	15,891	315,244	2,963,298
Praxis International Index Fund	—	3,598,558	96,084	(14,287)	43,701	356,721	2,950,085
Praxis Small Cap Fund	4,037,354	586,118	374,039	(16,904)	—	420,674	4,488,594
Praxis Value Index Fund	2,709,105	580,485	96,084	(8,789)	66,659	403,631	3,035,306
Total	$26,627,463			$255,112	$405,472		$29,893,368

6. Related Party Transactions:
The Adviser provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
Core Stock Fund	0.74%
International Fund	0.90%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of certain Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Wells Capital Management Inc., serves as the Sub-Adviser to the International Fund, Aperio Group LLC serves as the Sub-Adviser to the International Index Fund, Davis Selected Advisers L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management Corporation serves as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement until April 30, 2012. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, acquired fund fees and expenses, and other extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, acquired fund fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the waiver and/or reimbursement and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

The contractual expense limits in place for the year ended December 31, 2011 were:

Funds
Intermediate Income Fund (Class A)	0.90%
International Fund (Class A)	2.10%
International Index Fund (Class A)	1.65%
Growth Index Fund (Class A)	1.04%
Small Cap Fund (Class A)	1.65%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2011, the Adviser contractually waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund (Class A)	$83,384
International Index Fund (Class A)	27,509
Growth Index Fund (Class A)	30,195
Small Cap Fund (Class A)	24,721
Conservative Portfolio (Class A)	22,806
Balanced Portfolio (Class A)	37,883
Growth Portfolio (Class A)	83,266

Notes to Financial Statements, continued	December 31, 2011

As of December 31, 2011, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Repayment Expires	Balance
Intermediate Income Fund	2009	2012	$78,489
	2010	2013	126,302
	2011	2014	83,384
			$288,175
Core Stock Fund	2009	2012	$3,112
International Fund	2009	2012	$17,440
International Index Fund	2011	2014	$27,509
Value Index Fund	2009	2012	$12,461
Growth Index Fund	2009	2012	30,231
	2010	2013	49,945
	2011	2014	30,195
			$110,371
Small Cap Fund	2009	2012	31,813
	2010	2013	36,427
	2011	2014	24,721
			$92,961
Conservative Portfolio	2010	2013	20,073
	2011	2014	22,806
			$42,879
Balanced Portfolio	2010	2013	54,714
	2011	2014	37,883
			$92,597
Growth Portfolio	2010	2013	83,521
	2011	2014	83,266
			$166,787

During the year ended December 31, 2011, amounts subject to repayment to the Adviser expired as follows:

Balance
Intermediate Income Fund	$96,568
International Fund	4,106
Value Index Fund	24,950
Growth Index Fund	31,734
Small Cap Fund	23,174

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative, accounting, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$5,481
Core Stock Fund	5,238
International Fund	2,220
International Index Fund	273
Value Index Fund	2,587
Growth Index Fund	816
Small Cap Fund	1,346
Conservative Portfolio	4,536
Balanced Portfolio	16,382
Growth Portfolio	15,017

The Trust has adopted a Plan of Distribution (“Rule 12b-1 plan”) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25 percent. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund and Portfolio.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

The Chairman of the Board of Trustees receives an annual retainer of $9,000. The Lead Independent Trustee receives an annual retainer of $8,000. The Audit Committee Chairman of the Board of Trustees receives an annual retainer of $7,000. Each additional independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic meetings. The Trust paid $110,000 in aggregate Trustee fees during the year ended December 31, 2011.

7. Capital Share Transactions:
Transactions in shares of the Funds and Portfolios are summarized below:

	Intermediate Income Fund		Core Stock Fund		International Fund
	Year Ended December 31 2011	Year Ended December 31, 2010	Year Ended December 31 2011	Year Ended December 31, 2010	Year Ended December 31 2011	Year Ended December 31, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$17,842,649	$16,338,985	$2,784,590	$4,428,945	$2,980,122	$4,499,797
Dividends reinvested	2,575,381	2,366,991	—	314,061	105,199	66,214
Cost of shares redeemed	(16,909,001)	(28,007,803)	(17,396,336)	(39,407,861)	(8,743,137)	(17,995,216)
Redemption fees	4,892	2,306	428	531	1,003	1,044
Class A Share Transactions	$3,513,921	$(9,299,521)	$(14,611,318)	$(34,664,324)	$(5,656,813)	$(13,428,161)
Class I Shares:
Proceeds from shares issued	$37,031,789	$71,176,908	$12,985,466	$22,759,027	$6,734,957	$20,292,824
Dividends reinvested	6,614,676	4,651,592	271,979	738,180	151,343	559,358
Cost of shares redeemed	(42,731,853)	(26,217,792)	(21,965,228)	(29,976,754)	(35,723,460)	(11,446,274)
Class I Share Transactions	$914,612	$49,610,708	$(8,707,783)	$(6,479,547)	$(28,837,160)	$9,405,908
Net increase (decrease) from capital transactions	$4,428,533	$40,311,187	$(23,319,101)	$(41,143,871)	$(34,493,973)	$(4,022,253)
Share Transactions:
Class A Shares:
Issued	1,681,985	1,558,925	221,037	385,848	277,370	452,088
Reinvested	243,211	226,275	—	27,793	11,373	6,009
Redeemed	(1,594,755)	(2,685,416)	(1,423,750)	(3,480,062)	(841,053)	(1,843,831)
Change in Class A Shares	330,441	(900,216)	(1,202,713)	(3,066,421)	(552,310)	(1,385,734)
Class I Shares:
Issued	3,503,049	6,807,757	1,065,943	2,003,349	631,776	2,068,778
Reinvested	626,565	445,815	22,202	60,440	16,169	50,667
Redeemed	(4,037,063)	(2,517,124)	(1,786,986)	(2,552,665)	(3,341,185)	(1,118,050)
Change in Class I Shares	92,551	4,736,448	(698,841)	(488,876)	(2,693,240)	1,001,395
Net increase (decrease) from share transactions	422,992	3,836,232	(1,901,554)	(3,555,297)	(3,245,550)	(384,339)

Notes to Financial Statements, continued	December 31, 2011

	International Index Fund		Value Index Fund		Growth Index Fund		Small Cap Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,760,359	$10,000	$8,501,858	$4,266,903	$1,104,221	$801,174	$6,139,929	$588,024
Dividends reinvested	24,995	—	249,363	258,121	3,268	12,108	—	—
Cost of shares redeemed	(240,521)	—	(11,210,403)	(13,951,117)	(684,462)	(2,938,142)	(4,069,720)	(2,326,953)
Redemption fees	281	—	585	1,028	34	10	4,371	6
Class A Share Transactions	$2,545,114	$10,000	$(2,458,597)	$(9,425,065)	$423,061	$(2,124,850)	$2,074,580	$(1,738,923)
Class I Shares:
Proceeds from shares issued	$76,906,807	$10,000	$9,149,054	$8,733,406	$7,432,380	$11,447,062	$44,566,871	$10,730,518
Dividends reinvested	499,998	—	531,740	480,087	154,285	176,792	—	—
Cost of shares redeemed	(3,582,373)	—	(7,945,964)	(11,956,816)	(3,416,920)	(2,195,917)	(13,483,812)	(10,479,199)
Class I Share Transactions	$73,824,432	$10,000	$1,734,830	$(2,743,323)	$4,169,745	$9,427,937	$31,083,059	$251,319
Net increase (decrease) from capital transactions	$76,369,546	$20,000	$(723,767)	$(12,168,388)	$4,592,806	$7,303,087	$33,157,639	$(1,487,604)
Share Transactions:
Class A Shares:
Issued	310,802	1,000	1,052,346	564,826	109,490	90,595	589,722	73,267
Reinvested	3,048	—	32,811	45,709	327	1,390	—	—
Redeemed	(28,431)	—	(1,401,411)	(1,922,416)	(67,448)	(337,731)	(398,215)	(297,101)
Change in Class A Shares	285,419	1,000	(316,254)	(1,311,881)	42,369	(245,746)	191,507	(223,834)
Class I Shares:
Issued	8,141,416	1,000	1,162,008	1,204,577	740,388	1,302,570	4,438,638	1,338,188
Reinvested	60,753	—	70,429	61,712	15,429	18,615	—	—
Redeemed	(396,600)	—	(992,993)	(1,618,796)	(340,778)	(238,378)	(1,253,761)	(1,205,918)
Change in Class I Shares	7,805,569	1,000	239,444	(352,507)	415,039	1,082,807	3,184,877	132,270
Net increase (decrease)
from share transactions	8,090,988	2,000	(76,810)	(1,664,388)	457,408	837,061	3,376,384	(91,564)

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	Year Ended December 31 2011	Year Ended December 31, 2010	Year Ended December 31 2011	Year Ended December 31, 2010	Year Ended December 31 2011	Year Ended December 31, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,700,684	$12,845,366	$8,071,927	$33,056,765	$6,475,721	$24,915,475
Dividends reinvested	443,264	228,751	920,144	402,086	605,034	220,356
Cost of shares redeemed	(1,744,443)	(937,427)	(4,314,580)	(2,064,731)	(2,486,516)	(1,406,473)
Redemption fees	3	15	71	771	36	408
Class A Share Transactions	$1,399,508	$12,136,705	$4,677,562	$31,394,891	$4,594,275	$23,729,766
Net increase (decrease)
from capital transactions	$1,399,508	$12,136,705	$4,677,562	$31,394,891	$4,594,275	$23,729,766
Share Transactions:
Class A Shares:
Issued	253,638	1,271,551	732,804	3,297,446	572,049	2,507,828
Reinvested	41,807	22,174	85,326	38,103	56,139	20,002
Redeemed	(163,973)	(90,767)	(394,905)	(203,184)	(223,233)	(135,493)
Change in Class A Shares	131,472	1,202,958	423,225	3,132,365	404,955	2,392,337
Net increase (decrease)
from share transactions	131,472	1,202,958	423,225	3,132,365	404,955	2,392,337

8. Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2011 and 2010 was (as applicable) as follows:

	Intermediate Income Fund		Core Stock Fund		International Fund		International Index Fund
	2011	2010	2011	2010	2011	2010	2011	2010
From ordinary income	$11,842,578	$11,366,009	$450,728	$933,114	$291,956	$927,269	$985,546	$—
From long-term capital gains	2,178,923	95,699	—	—	—	—	—	—
Total distributions	$14,021,501	$11,461,708	$450,728	$933,114	$291,956	$927,269	$985,546	$—

	Value Index Fund		Growth Index Fund		Small Cap Fund
	2011	2010	2011	2010	2011	2010
From ordinary income	$972,710	$927,580	$243,797	$172,241	$—	$—
From long-term capital gains	—	—	—	—	—	—
Total distributions	$972,710	$927,580	$243,797	$172,241	$—	$—

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	2011	2010	2011	2010	2011	2010
From ordinary income	$448,448	$233,151	$922,863	$405,913	$605,525	$221,272
From long-term capital gains	3,455	—	4,443	—	1,756	—
Total distributions	$451,903	$233,151	$927,306	$405,913	$607,281	$221,272

The following information is computed on a tax basis for each item as of December 31, 2011:
	Intermediate	Core		International
	Income	Stock	International	Index
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$285,753,152	$125,949,143	$50,351,564	$75,180,059
Gross unrealized appreciation	18,185,781	30,509,211	7,068,694	1,408,214
Gross unrealized depreciation	(1,300,012)	(13,270,057)	(3,739,651)	(10,502,968)
Net unrealized appreciation (depreciation)	16,885,769	17,239,154	3,329,043	(9,094,754)
Undistributed ordinary income	—	—	763,746	—
Undistributed long-term capital gains	36,917	—	—	—
Capital loss carryforward	—	(45,210,748)	(12,143,272)	(102,510)
Post-October losses	—	(326,353)	(914,396)	(242,766)
Other temporary differences	—	3,777	23,111	(96)
Accumulated earnings (deficit)	$16,922,686	$(28,294,170)	$(8,941,768)	$(9,440,126)

		Value Index	Growth Index	Small Cap
		Fund	Fund	Fund
Tax cost of portfolio investments		$52,924,062	$32,660,352	$56,857,037
Gross unrealized appreciation		7,355,971	6,660,959	11,454,432
Gross unrealized depreciation		(7,456,000)	(2,063,431)	(915,053)
Net unrealized appreciation (depreciation)		(100,029)	4,597,528	10,539,379
Undistributed ordinary income		860,531	—	—
Capital loss carryforward		(13,730,985)	(2,605,933)	(1,947,720)
Post-October losses		(431,594)	(531,782)	(804,103)
Accumulated earnings (deficit)		$(13,402,077)	$1,459,813	$7,787,556

Notes to Financial Statements, continued	December 31, 2011

	Conservative	Balanced	Growth
	Portfolio	Portfolio	Portfolio
Tax cost of portfolio investments	$13,620,470	$36,221,962	$28,362,594
Gross unrealized appreciation	515,164	2,193,008	2,222,659
Gross unrealized depreciation	(97,725)	(594,761)	(691,885)
Net unrealized appreciation (depreciation)	417,439	1,598,247	1,530,774
Undistributed ordinary income	179	—	—
Undistributed long-term capital gains	68,521	107,968	44,523
Post-October losses	—	(147)	(12,273)
Other temporary differences	(1,157)	(2,014)	(1,000)
Accumulated earnings (deficit)	$484,982	$1,704,054	$1,562,024

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferrals on wash sales loss and qualified late year losses, and as well as investments in Passive Foreign Investment Companies.

As of the end of tax year ended December 31, 2011, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Amount	Expires
Core Stock Fund	$9,048,875	2016
	32,345,717	2017
	3,816,156	2018
	$45,210,748
International Fund	$12,143,272	2017
Value Index Fund	8,855,662	2017
	4,875,322	2018
	$13,730,984
Growth Index Fund	$353,168	2016
	2,252,765	2017
	$2,605,933
Small Cap Fund	1,947,720	2017

International Index Fund had a post-effective Short Term CLCF of $102,510 that is not subject to expiration for the year ended December 31, 2011.

During the year ended December 31, 2011 the Core Stock Fund, International Fund, Value Index Fund, Growth Index Fund, and Small Cap Fund utilized $3,348,839, $5,907,881, $2,010,074, $330,501,$3,094,463 of capital loss carryforwards, respectively.

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, investments in Real Estate Investment Trusts, net investment losses and sales of contributed securities. These reclassifications have no impact on the net assets or net asset value per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2011:

	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Intermediate Income Fund	$—	$462,778	$(462,778)
Core Stock Fund	—	(7,224)	7,224
International Fund	—	(164,207)	164,207
International Index Fund	(6,482)	2,548	3,934
Value Index Fund	—	(14,114)	14,114
Growth Index Fund	91,721	(1,829)	(89,892)
Small Cap Fund	(219,396)	212,415	6,981
Conservative Portfolio	(921)	31,637	(30,716)
Balanced Portfolio	(1,360)	48,473	(47,113)
Growth Portfolio	(478)	19,057	(18,579)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through 2011) and have concluded that no provision for income tax is required in their financial statements.

9. Commitments and Contingencies
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

10. Subsequent Events
The Funds and Portfolios evaluated subsequent events from December 31, 2011 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of the Praxis Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Praxis Mutual Funds (formerly MMA Praxis Mutual Funds) (comprised of the Praxis Intermediate Income Fund, Praxis Core Stock Fund, Praxis International Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio) (collectively, the “Funds”), including the schedules of portfolio investments, of as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Praxis Mutual Funds at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2012

Additional Fund Information (unaudited)	December 31, 2011

Security Allocation:

The Praxis Mutual Funds invested, as a percentage of net assets, in the following as of the year ended December 31, 2011.

Intermediate Income Fund
Percentage of
Security Allocation	Net Assets
Asset Backed Securities	1.5%
Collateralized Mortgage Obligation	0.0%
Commercial Mortgage Backed Securities	6.3%
Foreign Bonds	1.1%
Municipal Bonds	2.2%
Corporate Bonds	44.5%
Corporate Notes	1.1%
Interest-Only Bond	0.0%
Federal Farm Credit Bank	0.8%
Federal Home Loan Bank	6.5%
Federal Home Loan Mortgage Corp.	12.6%
Federal National Mortgage Association	13.6%
Government National Mortgage Association	0.4%
Small Business Administration	0.2%
U.S. Department of Housing and Urban Development	0.5%
FDIC Guaranteed	2.3%
Mutual Fund	1.2%
Short Term Investment	3.9%
Total	98.7%

Core Stock Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	97.4%
Commercial Paper	1.5%
Corporate Notes	1.3%
Short Term Investment	0.0%
Total	100.2%

International Fund
Percentage of
Security Allocation	Net Assets
Argentina	1.2%
Australia	3.7%
Canada	4.0%
Chile	0.8%
China	5.6%
France	5.6%
Germany	9.2%
Hong Kong	1.5%
Israel	1.4%
Italy	1.3%
Japan	11.5%
Netherlands	4.9%
Norway	2.3%
Singapore	0.7%
Spain	3.8%
Sweden	0.8%
Switzerland	10.1%
United Kingdom	27.7%
Corporate Notes	1.6%
Short Term Investment	1.5%
Total	99.2%

International Index Fund
Percentage of
Security Allocation	Net Assets
Argentina	0.1%
Australia	5.4%
Austria	0.1%
Belgium	0.3%
Brazil	3.6%
Canada	8.4%
Chile	0.6%
China	1.9%
Colombia	0.6%
Denmark	0.7%
Finland	0.2%
France	5.2%
Germany	5.7%
Greece	0.1%
Hong Kong	3.4%
Hungary	0.2%
India	1.8%
Indonesia	0.9%
Ireland	1.3%
Israel	0.6%
Italy	1.3%
Japan	14.5%
Jersey	0.2%
Mexico	1.6%
Netherlands	4.4%
Norway	1.1%
Peru	0.2%
Portugal	0.1%
Russia	0.7%
Singapore	2.0%
South Africa	2.0%
South Korea	2.7%
Spain	2.7%
Sweden	1.7%
Switzerland	6.6%
Taiwan	2.3%
Turkey	0.2%
United Kingdom	12.5%
United States	0.8%
Total	98.7%

Value Index Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	98.9%
Preferred Stock	0.0%
Corporate Notes	1.1%
Total	100.0%

Additional Fund Information (unaudited), continued	December 31, 2011

Growth Index Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	99.0%
Corporate Notes	0.9%
Short Term Investment	0.2%
Total	100.1%

Small Cap Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	93.8%
Corporate Notes	0.5%
Short Term Investment	6.8%
Total	101.1%

Genesis Conservative Portfolio
Percentage of
Security Allocation	Net Assets
Mutual Funds	100.1%

Genesis Balanced Portfolio
Percentage of
Security Allocation	Net Assets
Mutual Funds	100.1%

Genesis Growth Portfolio
Percentage of
Security Allocation	Net Assets
Mutual Funds	100.0%

Additional Fund Information (unaudited), continued	December 31, 2011

Proxy Voting:
The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:
For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2011 qualify for the corporate dividends received deduction:

Core Stock Fund	100.0%
Value Index Fund	100.0%
Growth Index Fund	100.0%
Conservative Portfolio	6.9%
Balanced Portfolio	14.9%
Growth Portfolio	23.7%

Qualified Dividend Income:
The funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2011.

Additional Fund Information (unaudited), continued	December 31, 2011

Expense Comparison:
As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

			Expense Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period**
	Account Value	Account Value	07/1/2011-	07/1/2011-
	7/1/11	12/31/11	12/31/2011	12/31/2011
Intermediate Income Fund
Class A	$1,000.00	$1,036.70	$4.83	0.94%
Class I	1,000.00	1,038.90	2.83	0.55%
Core Stock Fund
Class A	1,000.00	952.00	7.72	1.57%
Class I	1,000.00	955.40	4.44	0.90%
International Fund
Class A	1,000.00	823.70	9.06	1.97%
Class I	1,000.00	827.60	4.93	1.07%
International Index Fund
Class A	1,000.00	820.70	7.94	1.73%
Class I	1,000.00	823.00	3.68	0.80%
Value Index Fund
Class A	1,000.00	926.90	6.65	1.37%
Class I	1,000.00	930.80	2.43	0.50%
Growth Index Fund
Class A	1,000.00	963.30	5.39	1.09%
Class I	1,000.00	966.30	2.33	0.47%
Small Cap Fund
Class A	1,000.00	917.90	8.22	1.70%
Class I	1,000.00	919.80	4.94	1.02%
Conservative Portfolio
Class A	1,000.00	998.60	2.77	0.55%
Balanced Portfolio
Class A	1,000.00	960.90	2.72	0.55%
Growth Allocation Portfolio
Class A	1,000.00	936.50	2.73	0.56%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2011

Hypothetical Example for Comparison Purposes:
The table below provides information about hypothetical account values and hypothetical expenses based on each Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expense Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period**
	Account Value	Account Value	07/1/2011-	07/1/2011-
	7/1/11	12/31/11	12/31/2011	12/31/2011
Intermediate Income Fund
Class A	$1,000.00	$1,020.47	$4.79	0.94%
Class I	1,000.00	1,022.43	2.80	0.55%
Core Stock Fund
Class A	1,000.00	1,017.29	7.98	1.57%
Class I	1,000.00	1,020.67	4.58	0.90%
International Fund
Class A	1,000.00	1,015.27	10.01	1.97%
Class I	1,000.00	1,019.81	5.45	1.07%
International Index Fund
Class A	1,000.00	1,016.48	8.79	1.73%
Class I	1,000.00	1,021.17	4.08	0.80%
Value Index Fund
Class A	1,000.00	1,018.30	6.97	1.37%
Class I	1,000.00	1,022.68	2.55	0.50%
Growth Index Fund
Class A	1,000.00	1,019.71	5.55	1.09%
Class I	1,000.00	1,022.84	2.40	0.47%
Small Cap Fund
Class A	1,000.00	1,016.64	8.64	1.70%
Class I	1,000.00	1,020.06	5.19	1.02%
Conservative Portfolio
Class A	1,000.00	1,022.43	2.80	0.55%
Balanced Portfolio
Class A	1,000.00	1,022.43	2.80	0.55%
Growth Allocation Portfolio
Class A	1,000.00	1,022.38	2.85	0.56%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2011

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the fund (“Independent Trustees”), annually review and approve any continuation of the fund’s investment advisory and sub-advisory agreements. At its November 14, 2011 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at its November 14, 2011 meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the Core Stock Fund, the International Fund, the International Index Fund and the Small Cap Fund. In this section, Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decisions to approve the renewals, the Board considered information furnished to the Board throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings in October and November 2011.

In determining to approve the renewals, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate.

The Board’s conclusions with respect to the renewals were based in part on the Board’s consideration of the investment advisory and sub-advisory agreements in prior years. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board’s decision to approve the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently. A discussion of factors that figured prominently in the Board’s decision to approve the Agreements is provided below.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.
In approving the continuation of the Investment Advisory Agreement between each of the Funds and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment manager of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers. The Board also considered that the Adviser is responsible for the stewardship investing screening process for the Funds, develops and carries out shareholder advocacy on behalf of the Funds, and manages the Everence Community Investment program in which the Funds participate. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance of the Funds and Everence
In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance data for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer groups for those Funds with at least one full year of investment operations. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions regarding the Funds that do not have Sub-Advisers: Intermediate Income Fund: while the Fund’s gross performance trailed its benchmark for the one-year period, it exceeded its benchmark for the three- and five-year periods, and measured against its peer groups, the Fund ranked between the 21st and 51st percentiles over those periods; Value Index Fund: while the gross performance of the Fund relative to its benchmark and peer groups for the one-, three- and five-year periods was disappointing, the Fund had slightly outperformed its screened index for the one- and five-year periods; Growth Index Fund: noting that the Fund had only three full years of performance history, the Fund’s gross performance trailed its benchmark slightly for the one- and three-year periods, and measured against its peer groups, the Fund ranked between the 26th and 49th percentiles over those periods; Conservative Portfolio: noting that the Portfolio had only one full year of performance, which was too short to provide a meaningful point of comparison for long-term performance, measured against its peer groups, the Portfolio ranked in the top quartile for that period; Balanced Portfolio: noting that the Portfolio had only one full year of performance, which was too short to provide a meaningful point of comparison for long-term performance, measured against its peer groups, the Portfolio ranked in the 44th percentile for that period; Growth Portfolio: noting that the Portfolio had only one full year of performance, which was too short to provide a meaningful point of comparison for long-term performance, measured against its peer groups, the Portfolio ranked in the 27th and 52nd percentile for that period.

Additional Fund Information (unaudited), continued	December 31, 2011

Costs of Services and Profitability of Everence and Affiliates
The Board then reviewed information and data regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, cost allocations and compensation levels, revenue sharing arrangements and expense waivers and reimbursements. In their review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal and audit fees. The Board also noted the effects of any current expense waivers and expense reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Funds of the services provided to the Funds by the Adviser were fair.

Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds’ shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size, but that the Funds’ asset values had not yet reached levels at which economies of scale could be realized. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits
The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

SUB-INVESTMENT ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P.
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Davis Selected Advisers, L.P. (“Davis”), with respect to portfolio management of Praxis Core Stock Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Davis provides to the Core Stock Fund. Among other things, the Board considered Davis’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Davis providing portfolio management and other services to the Funds. The Board considered Davis’s compliance capabilities, its compliance record with respect to the Core Stock Fund, and the quality of communication among the Adviser, Davis and the Board. The Board also considered Davis’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Davis’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Core Stock Fund by Davis.

Investment Performance of the Core Stock Fund and Davis
The Board reviewed historical performance data for the Core Stock Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, the gross performance of the Fund relative to its benchmark and peer groups was disappointing over the one-, three- and five-year periods. The Board also noted that relative to its peer groups, the Fund ranked between the 69th and 93rd percentiles over those periods.

Costs of Services and Profitability of Davis and Affiliates
The Board considered the costs of the services provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Core Stock Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Core Stock Fund of the services provided by Davis were fair.

Additional Fund Information (unaudited), continued	December 31, 2011

Economies of Scale
The Board noted that Davis’s sub-advisory fee schedule currently incorporates breakpoints. The Board also acknowledged Davis’s belief that the current fee schedule anticipates economies of scale that would be realized as assets in the Core Stock Fund grow.

Other Benefits
The Board considered the extent to which Davis or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Davis’s relationship with the Core Stock Fund. The Board noted Davis’s statement to the Board that its research analysts may take into account the research resources and execution capacity of a brokerage firm in selecting brokers, and Davis may receive certain types of research services from firms to which transactions are directed. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Davis did not derive material benefits, other than its sub-advisory fees and potentially, certain research services from its relationship with the Core Stock Fund.

SUB-INVESTMENT ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Wells Capital Management Incorporated (“WellsCap”), with respect to portfolio management of Praxis International Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services WellsCap provides to the International Fund. Among other things, the Board considered WellsCap’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at WellsCap providing portfolio management and other services to the Funds. The Board considered WellsCap’s compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among the Adviser, WellsCap and the Board. The Board also considered WellsCap’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered WellsCap’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Fund by WellsCap.

Investment Performance of the International Fund and WellsCap
The Board reviewed historical performance data for the International Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. In addition, the Board considered the impact of SRI criteria on performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, the gross performance of the Fund relative to its benchmark and peer groups over the one-, three- and five-year periods was disappointing. The Trustees also observed that measured against its peer groups, the Fund ranked between the 63rd and 90th percentiles over those periods.

Costs of Services and Profitability of WellsCap and Affiliates
The Board considered the costs of the services provided by WellsCap to the International Fund and the profits to be realized by WellsCap and its affiliates from their relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Fund of the services provided by WellsCap were fair.

Economies of Scale
The Board noted that WellsCap’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits
The Board considered the extent to which WellsCap or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from WellsCap’s relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that WellsCap did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the International Fund.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”), with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at

Additional Fund Information (unaudited), continued	December 31, 2011

Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio
The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the Fund’s short operating history of less than one full year was too short to provide a meaningful point of comparison.

Costs of Services and Profitability of Aperio and Affiliates
The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale
The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits
The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than its sub-advisory fees.

SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management Corporation and Luther King Capital Management Corporation (“Luther King Capital Management”), with respect to portfolio management of the Praxis Small Cap Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among the Adviser, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management
The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups, noting that the Fund had only three full years of performance history. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the Fund’s gross performance exceeded its benchmark for the one- and three-year periods, and, measured against its peer groups, the Fund ranked in the top 26th percentile for the three-year period and the top 3rd percentile for the one-year period.

Costs of Services and Profitability of Luther King Capital Management and Affiliates
The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Additional Fund Information (unaudited), continued	December 31, 2011

Economies of Scale
The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits
The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust
	Position with the		Number of	Other
	Company, Term of	Principal	Portfolios in	Trusteeships
Name, Age and	Office and Length	Occupation During the	Fund Complex	Held by
Address	of Time Served	Past Five Years	Overseen by Trustee	Trustee
Interested Trustees1
Howard L. Brenneman	Chairman and Trustee,	Self-employed Consultant,	10	N/A
1110 North Main Street	Indefinite, since 12/2/93	Consult, Inc. (2006 - Present);
Goshen, IN 46528		President and CEO, Mennonite
Birth date: 3/26/40		Mutual Aid (December 1991 -
2005)

Larry Miller	Trustee, Indefinite, since	President and CEO of	10	Chair of Board of Directors of
1110 North Main Street	2/19/07	Everence Financial (January		Everence Trust Company
Goshen, IN 46528		2007 - Present); President
Birth date: 8/11/49		and CEO of Everence Federal
Credit Union (September
1990 - December 2006)

1 These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees
Bruce Harder	Trustee, Indefinite, since	Retired; Executive Director for	10	N/A
1110 North Main Street	2/11/00	Finance and Administration,
Goshen, IN 46528		Tri-Met, the Tri-County
Birth date: 1/17/41		Metropolitan Transportation
District of Oregon, public
transportation system for
Portland, Oregon (1986 -
2003); Chairman of the Board,
Mennonite Mutual Aid,
Goshen Indiana
(1997 - 2003)

Karen Klassen Harder, Ph.D.	Trustee, Indefinite, since	Professor, Bluffton University	10	N/A
1110 North Main Street	12/2/93	(September 2001 - present)
Goshen, IN 46528
Birth date: 1/22/56

R. Clair Sauder	Trustee, Indefinite, since	Retired; Partner, Encore	10	N/A
1110 North Main Street	6/30/02	Enterprises, LLC, retail home
Goshen, IN 46528		furnishings (May 2001 -
Birth date: 1/11/43		October 2008); Partner, C&D
Enterprises Unlimited,
commercial real estate (1982 -
present)

Management of the Trust (unaudited), continued

	Position with the		Number of	Other
	Company, Term of	Principal	Portfolios in	Trusteeships
Name, Age and	Office and Length	Occupation During the	Fund Complex	Held by
Address	of Time Served	Past Five Years	Overseen by Trustee	Trustee
Independent Trustees
Donald E. Showalter, Esq.	Trustee, Indefinite, since	Senior Partner, the law firm of	10	N/A
1110 North Main Street.	12/2/93	Wharton, Aldhizer, & Weaver
Goshen, IN 46528		(June 1965 - present)
Birth date: 2/23/41

Candace L. Smith	Trustee, Indefinite, since	CFO MicroVest Capital	10	N/A
1110 North Main Street	11/16/07	Management LLC (July 2005 -
Goshen, IN 46528		present); Investment
Birth date: 7/10/58		Committee Member,
CleanTech Fund LP (2004 -
2008); Self- Employed
Consultant (2003 - 2005);
COO, Environmental
Enterprises Assistance Fund
(1999 - 2003)

Don E. Weaver	Trustee, Indefinite, since	CFO, Hesston College (2006 -	10	N/A
1110 North Main Street	5/21/07	present); CIO, Koch Industries
Goshen, IN 46528		and Flint Hills Resources
Birth date: 11/14/62		(1987 - 2006)

	Position with the Company, Term of	Principal Occupation During the Past
Name, Age and Address	Office and Length of Time Served	Five Years
Officers
David C. Gautsche	President, Indefinite, since 11/17/08	Senior Vice President, Everence Financial (2008 -
1110 North Main Street		Present); Regional Vice President, Everence Financial
Goshen, IN 46528		(1999 - 2008)
Birth date: 5/26/63

Marlo J. Kauffman	Vice President, Indefinite, since 12/2/93	Financial Services Operation Manager,
1110 North Main Street		Everence Financial (1981 - present);
Goshen, IN 46528		President, Everence Securities, Inc.
Birth Date: 9/19/56		(2004 - present); OSJ Principal,
ProEquities, Inc., a broker-dealer
(1994 - Present); Assistant Secretary,
Everence Financial (1990 - Present)

Trent M. Statczar	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to
4041 N. High Street Suite 402		present: Vice President, Citi Fund Services Ohio, Inc.
Columbus, OH 43214		from 2004 to 2007.
Birth date: 8/31/1971

George L. Stevens	Chief Compliance Officer, Indefinite,	Director, Beacon Hill Fund Services, Inc. 2008 to
4041 N. High Street Suite 402	since 1/1/09	present: Vice President, Citi Fund Services Ohio, Inc.
Columbus, OH 43214		from 2004 to 2007.
Birth date: 2/10/1951

Charles J. Daly, Esq.	Secretary, Indefinite, since 11/14/11	Vice President, Senior Regulatory Administration
70 Fargo Street		Advisor, JPMorgan Chase Bank, N.A (2010 - Present)
Boston, Massachusetts 02210
Birth Date: 1/10/71

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:
The Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement Of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds, by contacting the broker that sells the Funds, or by contacting the Funds at:

Praxis Mutual Funds
c/o U.S. Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•
For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s Web site at http://www.sec.gov.

(1) The Funds’ site is not a part of this prospectus.
Investment Company Act file no. 811-08056

Praxis Mutual Funds
c/o U.S. Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

2101988

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.  Audit fees totaled $139,950 for the December 31, 2011 fiscal year and $125,640 for the December 31, 2010 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b) Audit-Related Fees.  There were no audit-related fees for the December 31, 2011 or December 31, 2010 fiscal years.

(c)  Tax Fees.  Tax fees totaled $30,600 for the December 31, 2011 fiscal year and $28,500 for the December 31, 2010 fiscal year and consisted of fees for tax compliance services during both years. Tax fees for the PFIC Analyzer amounted to $10,000 and $7,000 in fiscal 2011 and 2010, respectively.

(d)  All Other Fees.  There were no other fees for the December 31, 2011 or December 31, 2010 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

(A)      Audit Services
Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also "delegation" below.)

(B)      Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render "permissible non-audit services" to the funds. (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an "adviser-affiliated service provider"), employ the funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor's independence. (see also "delegation" below.) pre-approval by the committee of non-audit services is not required so Long as:

(1)             (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)      such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3)      such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C)      Delegation

The committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds' periodic reports and other documents as required under the federal securities laws.

(e) (2) 0.0% for fiscal years ended December 31, 2011 and December 31, 2010.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $40,600 for the December 31, 2011 fiscal year and $35,500 for the December 31, 2010 fiscal year.

(h)  The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.
Not applicable.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included in the Report to Shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.
Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.
Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.
Not Applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a) (2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a) (3)	Not applicable

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds
(Registrant)

By: (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date:  March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ David Gautsche
David Gautsche
 President and Chief Executive Officer

Date:  March 9, 2012

By: (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer

Date:  March 9, 2012